As filed with the Securities and Exchange Commission on April 30, 2012

Registration No. 333-146699

811-06584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 9

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 194

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Copy to:

100 Summit Lake Drive, Second Floor Valhalla, New York 10595	Thomas J. Loftus, Esq. John Hancock Life Insurance Company of New York 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2012, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Opportunity B Share

Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2012

This Prospectus describes interests in VENTURE® OPPORTUNITY B SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued prior to April 30, 2012 by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity B Share Variable Annuity Contract for the name of your issuing Company. Effective December 12, 2011, the Venture® Opportunity B Share Variable Annuity Contracts described in this Prospectus are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a DCA Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”) is the investment adviser to the John Hancock Variable Insurance Trust. We show the Portfolio’s subadviser in bold above the names of the Portfolios:

Capital Research and Management Company	Grantham, Mayo, Van Otterloo & Co. LLC	Lord, Abbett & Co. LLC
(Adviser to the American Fund Insurance Series)	International Core Trust	All Cap Value Trust
American Asset Allocation Trust	Invesco Advisers, Inc.	Pacific Investment Management Company LLC
American Blue Chip Income and Growth Trust	Value Trust	Global Bond Trust
American Global Growth Trust	John Hancock Asset Management[1]	Total Return Trust
American Global Small Capitalization Trust	Bond Trust[2]	T. Rowe Price Associates, Inc.
American Growth Trust	Franklin Templeton Founding Allocation Trust	Mid Value Trust
American Growth-Income Trust	Ultra Short Term Bond Trust	Templeton Global Advisors Limited
American High-Income Bond Trust	John Hancock Asset Management (North America) [3]	Global Trust
American International Trust	500 Index Trust	Templeton Investment Counsel, LLC
American New World Trust	Mid Cap Index Trust	International Value Trust[6]
Davis Selected Advisers, L.P.	Money Market Trust	Wellington Management Company, LLP
Fundamental Value Trust	John Hancock Asset Management[1] &	Core Allocation Plus Trust
Declaration Management & Research LLC	John Hancock Asset Management (North America) [3]	Investment Quality Bond Trust
Total Bond Market Trust A	Core Fundamental Holdings Trust	Mid Cap Stock Trust
Dimensional Fund Advisors LP	Core Global Diversification Trust	Small Cap Growth Trust
International Small Company Trust	Fundamental Holdings Trust[4]	Small Cap Value Trust
Franklin Mutual Advisors LLC	Lifestyle Balanced Trust
Mutual Shares Trust	Lifestyle Conservative Trust
Lifestyle Growth Trust[5]
Lifestyle Moderate Trust

1 A division of Manulife Asset Management (US) LLC.

2 Successor to American Bond Trust.

3 A division of Manulife Asset Management (North America) Limited.

4 Formerly American Fundamental Holdings Trust.

5 Successor to Balanced Trust, Core Allocation Trust and Core Balanced Trust.

6 Templeton Global Advisors Limited is sub-subadviser to the International Value Trust under an agreement with Templeton

   Investment Counsel, LLC.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: A guaranteed minimum withdrawal benefit Rider’s Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.”

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life – Joint Life® Series Riders, the older Covered Person).

Anniversary Value: A term used with our Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: “Enhanced Death Benefit Rider.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract - Pay-Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Contract: The Variable Annuity contract offered by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

Covered Person(s): A term used with a guaranteed minimum withdrawal benefit Rider to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit: A term used with a guaranteed minimum withdrawal benefit Rider to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Period: A term used with a guaranteed minimum withdrawal benefit Rider to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchased. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

DCA Fixed Investment Option: An Investment Option, held in the Company’s General Account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

Excess Withdrawal: A term used with a guaranteed minimum withdrawal benefit Rider to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Income Plus For Life® 2.08 Series Riders: Both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.

Income Plus For Life® 5.10 Series Riders: Both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

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John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with a guaranteed minimum withdrawal benefit Rider that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Lifetime Income Date: A term used with a guaranteed minimum withdrawal benefit Rider that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which was not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A term used with a guaranteed minimum withdrawal benefit Rider that means a reduction of the Benefit Base if you take Excess Withdrawals.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with a guaranteed minimum withdrawal benefit Rider to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Step-Up: A term used with a guaranteed minimum withdrawal benefit Rider to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Step-Up Date: A term used with a guaranteed minimum withdrawal benefit Rider to describe the date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account that invests in shares of a specific Portfolio.

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Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any Withdrawal Amounts that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus or the SAI.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Investment Option choices. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

This Prospectus describes Contracts purchased before April 30, 2012. For these purposes, “purchase” means that you completed an application before April 30, 2012. Effective December 12, 2011, the Venture® Opportunity B Share Variable Annuity Contracts described in this Prospectus are no longer offered for sale.

This Prospectus primarily describes features of our previously issued versions of the Venture® Opportunity B Share Contract. The principal difference between the recent versions of the Contract and the prior Contracts relate to the charges we impose, the manner in which the sales charge is calculated, and the guaranteed minimum withdrawal benefit Riders and model allocations that had been available under the Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. The Contract does not provide any additional tax deferred treatment of earnings beyond the treatment provided by a Qualified Plan. Consequently, if you purchased a Contract for a Qualified Plan, you should have done so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments, protection through living and death benefits, and guaranteed fees.

The Contract also offered additional benefit options which you may have elected to purchase when you purchased your Contract. The Contract offered an optional death benefit called the “Annual Step-Up Death Benefit” and an optional guaranteed minimum withdrawal benefit (or a “GMWB”) through the “Income Plus For Life® Series Riders,” each for an additional fee. We provide more information about these benefits under Appendix C: “Enhanced Death Benefit Rider” and Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.”

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How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period is either variable or fixed, depending upon your choice.

How can I invest money in the Contract?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

Type of Contract	Minimum Initial Purchase Payment	Minimum Additional Purchase Payment
Nonqualified	$5,000	$30
Qualified	$2,000	$30

Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See “Restrictions on Additional Purchase Payments” in Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.”

What charges do I pay under the Contract?

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. You may invest in any of the available Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

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Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Your Investment Option choices may be limited if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.”

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DCA Fixed Investment Option. We administer a Dollar Cost Averaging (“DCA”) program. Please see “V. Description of the Contract – Special Transfer Services-Dollar Cost Averaging” for details. Under the DCA Fixed Investment Option, we guarantee the principal value of the amounts you allocate and the rate of interest credited to that Investment Option for the term of each guarantee period. We, in our sole discretion, will establish the interest rates and the duration of each guarantee period. Because these rates and guarantee periods may vary from time to time, allocations made to a DCA Fixed Investment Option at different times may earn interest at different rates.

DCA Fixed Investment Options have not been, and are not required to be, registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), and neither these investment accounts nor our general account have been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). They are therefore not generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the DCA Fixed Investment Option included in this Prospectus are for your general information and have not been reviewed by the SEC. These disclosures, however, are subject to certain generally applicable provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® (“IPFL”) Series Rider may affect the benefits under the Rider (see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

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We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix C: Enhanced Death Benefit Rider

•	Annual Step-Up Death Benefit

Appendix D: Guaranteed Minimum Withdrawal Benefit Riders

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08. We use the term “Income Plus For Life® (or “IPFL”) Series Riders” to refer to all six Riders.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these Riders (see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”). We also reserve the right to impose additional restrictions on Investment Options at any time.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

8

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, during the first 7 days of the right to review period, you receive a refund of any Purchase Payments you made if that amount is higher than Contract Value (increased by any charges for premium taxes). The date of cancellation is the date we receive the Contract or acceptable written notification.

Will I receive a Transaction Confirmation?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity B Share Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”).
[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.
[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$30
Annual Separate Account Expenses[2]
Mortality and Expense Risks Fee[3]	1.20%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	1.35%
(With No Optional Riders Reflected)
Optional Benefits
Annual Step-Up Death Benefit Fee[2]	0.20%

Total Annual Separate Account Expenses[4]	1.55%
Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%

Total Fees and Expenses other than Portfolio Expenses[6]	2.75%

[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.
[2]	A daily charge reflected as a percentage of the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and Administration Fee as well as the Annual Step-Up Death Benefit Fee, as applicable.
[5]

See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.

[6]

For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.”

Other Fees deducted from Contract Value Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® 2.08[1]	Income Plus For Life – Joint Life® 2.08[1]	Income Plus For Life® 5.09[1]	Income Plus For Life – Joint Life® 5.09[1]	Income Plus For Life® 5.10[1]	Income Plus For Life – Joint Life® 5.10[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.90%	0.90%	1.00%	1.00%

[1]

The current charge for each of the IPFL Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture Opportunity B Share with IPFL 5.10 Series Rider		Venture Opportunity B Share without IPFL 5.10 Series Rider
Total Annual Portfolio Operating Expenses	Minimum	Maximum	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.49%	0.81%	0.48%	1.33%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invested $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with any Income Plus For Life® Series Rider and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$929	$1,612	$2,321	$4,105
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$371	$1,139	$1,943	$4,105

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invested $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$753	$1,065	$1,396	$2,200
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$192	$592	$1,018	$2,200

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The following tables describe the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the tables. The tables show only those contractual expense reimbursements extending a year beyond the date of this Prospectus. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the tables.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
500 Index
Series NAV	0.46%	0.00%	0.02%	—	0.48%	0.00%	0.48%
All Cap Value
Series I	0.77%	0.05%	0.05%	—	0.87%	0.00%	0.87%
American Asset Allocation[2]
Series III	0.30%	0.25%	0.04% [3]	—	0.59%	0.00%	0.59%
American Blue Chip Income and Growth[2]
Series III	0.41%	0.25%	0.05% [3]	—	0.71%	0.00%	0.71%
American Global Growth[2]
Series III	0.53%	0.25%	0.07% [3]	—	0.85%	0.00%	0.85%
American Global Small Capitalization[2]
Series III	0.70%	0.25%	0.11% [3]	—	1.06%	0.00%	1.06%
American Growth[2]
Series III	0.32%	0.25%	0.05% [3]	—	0.62%	0.00%	0.62%
American Growth-Income[2]
Series III	0.27%	0.25%	0.04% [3]	—	0.56%	0.00%	0.56%
American High-Income Bond[2]
Series III	0.46%	0.25%	0.08% [3]	—	0.79%	0.00%	0.79%
American International[2]
Series III	0.49%	0.25%	0.07% [3]	—	0.81%	0.00%	0.81%
American New World[2]
Series III	0.73%	0.25%	0.12% [3]	—	1.10%	0.00%	1.10%
Bond
Series I	0.57%	0.05%	0.04%	—	0.66%	0.00%	0.66%
Core Allocation Plus
Series I	0.91%	0.05%	0.08%	—	1.04%	0.00%	1.04%
Core Fundamental Holdings
Series III	0.05%	0.15%	0.04%	0.41%	0.65%	0.01% [4]	0.66%
Core Global Diversification
Series III	0.05%	0.15%	0.04%	0.47%	0.71%	0.00%	0.71%
Franklin Templeton Founding Allocation
Series I	0.04%	0.05%	0.03%	0.93%	1.05%	0.00%	1.05%
Fundamental Holdings
Series III	0.04%	0.25%	0.02%	0.37%	0.68%	0.00%	0.68%
Fundamental Value
Series I	0.76%	0.05%	0.04%	—	0.85%	0.00%	0.85%
Global
Series I	0.81%	0.05%	0.10%	—	0.96%	-0.01%[5]	0.95%
Global Bond
Series I	0.70%	0.05%	0.07%	—	0.82%	0.00%	0.82%
International Core
Series I	0.88%	0.05%	0.14%	—	1.07%	0.00%	1.07%
International Small Company
Series I	0.95%	0.05%	0.16%	—	1.16%	-0.12%	1.04%
International Value
Series I	0.80%	0.05%	0.12%	—	0.97%	0.00%	0.97%
Investment Quality Bond
Series I	0.58%	0.05%	0.05%	—	0.68%	0.00%	0.68%
Lifestyle Balanced
Series I	0.04%	0.05%	0.02%	0.69%	0.80%	0.00%	0.80%
Lifestyle Conservative
Series I	0.04%	0.05%	0.02%	0.65%	0.76%	0.00%	0.76%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Lifestyle Growth
Series I	0.04%	0.05%	0.02%	0.70%	0.81%	0.00%	0.81%
Lifestyle Moderate
Series I	0.04%	0.05%	0.02%	0.67%	0.78%	0.00%	0.78%
Mid Cap Index
Series I	0.47%	0.05%	0.02%	—	0.54%	0.00%	0.54%
Mid Cap Stock
Series I	0.83%	0.05%	0.05%	—	0.93%	0.00%	0.93%
Mid Value
Series I	0.95%	0.05%	0.04%	0.02%	1.06%	0.00%	1.06%
Money Market
Series I	0.47%	0.05%	0.03%	—	0.55%	0.00%	0.55%
Mutual Shares
Series I	0.96%	0.05%	0.07%	—	1.08%	0.00%	1.08%
Small Cap Growth
Series I	1.06%	0.05%	0.05%	—	1.16%	0.00%	1.16%
Small Cap Value
Series I	1.05%	0.05%	0.04%	0.19%	1.33%	0.00%	1.33%
Total Bond Market A
Series NAV	0.47%	0.00%	0.02%	—	0.49%	0.00%	0.49%
Total Return
Series I	0.68%	0.05%	0.05%	—	0.78%	0.00%	0.78%
Ultra Short Term Bond
Series I	0.55%	0.05%	0.09%	—	0.69%	0.00%	0.69%
Value
Series I	0.74%	0.05%	0.04%	—	0.83%	0.00%	0.83%

[1]

“Acquired Portfolio Fees and Expenses“ are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights“ section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]	The table reflects the combined fees of the feeder fund and the master fund.
[3]	“Other Expenses” includes an estimated 0.01% increase for administrative services provided by the American Funds Insurance Series’ investment adviser and its affiliates.
[4]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[5]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.	Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options you choose.	You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For
Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage

16

of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments, however, results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Franklin Templeton Founding Allocation, Fundamental Holdings, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Blue Chip Income & Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHVIT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings in other funds of each of the funds of funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a fund of funds. In addition, the ten largest holdings of each fund of funds will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

Capital Research and Management Company (Adviser to the Master Fund, American Funds Insurance Series)
American Asset Allocation Trust	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

17

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

Capital Research and Management Company (Adviser to the Master Fund, American Funds Insurance Series) (Cont.)
American Blue Chip Income and Growth Trust	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Blue Chip Income and Growth Fund, which invests at least 90% of its net assets in equity securities, primarily in equity securities of larger, more established companies domiciled in the U.S.

American Global Growth Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

American Global Small Capitalization Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

American Growth Trust	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust	Seeks long-term growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American High-Income Bond Trust	Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities.

American International Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies located outside the U.S., including in emerging and developing countries, that have potential for growth.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

Capital Research and Management Company (Adviser to the Master Fund, American Funds Insurance Series) (Cont.)
American New World Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Davis Selected Advisers, L.P.
Fundamental Value Trust	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of large-cap U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Declaration Management & Research LLC
Total Bond Market Trust A	Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Dimensional Fund Advisors LP
International Small Company Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primary invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Franklin Mutual Advisers, LLC
Mutual Shares Trust	Seeks capital appreciation, which may occasionally be short-term; income is a secondary objective. To do this, the Portfolio invests primarily in equity securities of companies of any nation where the market prices are believed to be less than their value.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in equity investments in companies from developed markets outside the U.S.

Invesco Advisers, Inc.[1]
Value Trust	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust (successor to American Bond Trust)	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

19

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (Cont.)
Franklin Templeton Founding Allocation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHVIT Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
500 Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[2] and securities that as a group will behave in a manner similar to the Index.

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P Midcap 400® Index[2] and securities that as a group behave in a manner similar to the Index.

Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

20

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Core Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Core Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental Holdings Trust (formerly, American Fundamental Holdings Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series. The Portfolio may invest in other funds, investment companies and other types of investments.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 20% in Portfolios which invest primarily in equity securities.

Lifestyle Growth Trust (successor to Balanced Trust, Core Allocation Trust and Core Balanced Trust)	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in Portfolios which invest primarily in equity securities, and approximately 30% of its assets in Portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio is a fund of funds and invests approximately 60% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in Portfolios which invest primarily in equity securities.

21

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

Lord, Abbett & Co. LLC
All Cap Value Trust	Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio may invest the remainder of its assets in undervalued mid-sized and small company securities.

Pacific Investment Management Company LLC
Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

T. Rowe Price Associates, Inc.
Mid Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P Midcap 400® Index[2] or the Russell Midcap® Value Index.[3]

Templeton Global Advisors Limited
Global Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[4]	Seeks long-term growth of capital. To do this, the Portfolio invests at least 85% of its net assets in foreign (non-U.S.) equity securities.

Wellington Management Company, LLP
Core Allocation Plus Trust	Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S.

Investment Quality Bond Trust	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

22

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

Wellington Management Company, LLP (Cont.)
Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

[1]

Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as “Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.).” Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.’s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.

[2]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the S&P 500® Index ranged from $1.4 billion to $505.7 billion, and as of February 29, 2012, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $533 million to $10.1 billion.

[3]

“Russell Midcap Value” is a trademark of Frank Russell Company. The Index Trust is not sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the “Russell Midcap® Value” Index ranged from $162 million to $21.5 billion.

[4]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see Appendix B: “Qualified Plan Types”). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:

•

the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a commingled account for multiple participants in a Qualified Plan.

Please see “VII. Federal Tax Matters – Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans, or you may request a copy of the SAI.

Accumulation Period Provisions

We may impose restrictions on your ability to make Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. Purchase Payments may be made at any time and must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See “Purchase Payments” in Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.” For the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a “rollover contribution.”

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

•	You purchased more than one new Contract and such Contracts could not be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000.

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total of Purchase Payments made over the life of the Contract, less any withdrawals, is less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

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As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center. We will promptly return any Purchase Payment not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, or when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

25

(ii)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(iii)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.	To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if a Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

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While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically are followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a DCA Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

If the interest rate guaranteed for the DCA Fixed Investment Option is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly

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transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year. The guaranteed interest rate we use for this purpose may change from time to time.

From time to time, we may offer special DCA programs where the rate of interest credited to a DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes. We will then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from the Variable Investment

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Options until exhausted. We then take from any DCA Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we process a withdrawal from the existing Contract to purchase a new Contract. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant. We will permit the Owner of the new Contract to purchase any optional benefit Rider then available.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters” and the section entitled “Qualified Plan Types” in the SAI).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

You may make systematic withdrawals.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”) which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to SWP withdrawal). If additional withdrawals, outside the SWP, are taken from a Contract in the same Contract Year in which SWP is in effect, SWP withdrawals after the free withdrawal amount has been exceeded are

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subject to a withdrawal charge. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Systematic Withdrawal Program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. For more information, please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.”

Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for a general description of the Income Plus For Life® Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that could exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•    the Contract Value; or

•       the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under a guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters” and the section entitled “Qualified Plan Types” in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

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We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw checks on the JHSAA that are payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner.

•

We will allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We will waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning within one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if

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the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see Appendix C: “Enhanced Death Benefit Rider” for a discussion of benefits available to Beneficiaries under the Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Maturity Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

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United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

•	you will no longer be permitted to make any withdrawals under the Contract;

•	you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years – An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-, 15- or 20-year period.

Option 4: Lifetime Annuity with Cash Refund – An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years – An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20-year period if both the Annuitant and the co-Annuitant die during the 20-year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity – An annuity with full payments during the joint lifetimes of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10-, 15- or 20-year period and no payments thereafter. You may surrender all or part of your Contract for its ‘Commuted Value’ after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See “Full Surrenders During the Pay-out Period” and “Partial Surrenders During the Pay-out Period” below.)

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Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® Series Riders. If you purchased a Contract with an IPFL Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL Series Riders. For the IPFL – Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL – Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Full Surrenders During the Pay-out Period. You may surrender your Contract after the Pay-out Period has begun only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 - ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

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For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds of the Contract may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.40%.

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Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under a guaranteed minimum withdrawal benefit Rider. Please read Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for additional information.

Other Contract Provisions

Right to Review

Contract Owners may cancel the Contract by returning it to our Annuities Service Center or to the financial advisor through whom you purchased the Contract within 10 days after receiving it, or after such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (plus any sales charge deducted) computed at the end of the Business Day on which we receive the returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract was issued under sections 408 (IRA) or 408A (Roth IRA) of the Code, during the first 7 days of the right to review period, we return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older could have been cancelled if the Owner returned the Contract to our Annuities Service Center or to the financial advisor through whom the Owner purchased the Contract within 30 days after receiving it. We would have allocated all Net Purchase Payments to the Money Market Investment Option during this period. We would have permitted the Owner to elect to allocate the Net Purchase Payments during this 30 day period to a DCA Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If the Owner cancelled the Contract during this 30 day period and the Net Purchase Payments were allocated to a DCA Fixed Investment Option, we would have paid the greater of (a) the original amount of the Purchase Payments (including any sales charges deducted) and (b) the Contract Value computed at the end of the Business Day on which we receive the returned Contract. If the Net Purchase Payments were allocated to the Money Market Investment Option, we pay the greater of the original amount of the Purchase Payments (including any sales charges deducted) or the Contract Value (plus any sales charges deducted), computed at the end of the Business Day on which we receive the returned Contract. If the Net Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we pay the Contract Value, (plus any sales charges deducted), computed at the end of the Business Day on which we receive the returned Contract.

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You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders”).

•

An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

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Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same Contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

Loans

Loans are not available under the Contract.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix C: “Enhance Death Benefit Rider” and Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) any withdrawal guaranteed under a Rider attached to the Contract, iii) certain other “free Withdrawal Amounts” described below, iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years, v) payment of the Death Benefit, or vi) Required Minimum Distributions with respect to the Contract. In no event will the total withdrawal charges exceed 6.00% of the amount invested.

We first allocate a withdrawal to a “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess is allocated to Purchase Payments which are liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next oldest second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

John Hancock USA & John Hancock NY Withdrawal Charge* (as percentage of Purchase Payments)
First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%

*	The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

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Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charges.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay such total withdrawal;

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in good order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see “VII. Federal Tax Matters”).

Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

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Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge is reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the Contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

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Premium Taxes

We will charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rates[1]
State	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

1	Based on the state of residence at the time the tax is assessed.
2	We pay premium tax upon receipt of Purchase Payment.
3	0.80% on Purchase Payments in excess of $500,000.
4	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment - federal, state, or local - of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Qualified Contracts – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of your Qualified Plan if your Contract has an optional death benefit or other optional benefit Rider. See “Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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Charitable Remainder Trusts

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxable currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more or less than, or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent

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of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: A Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value—$11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the

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Contract’s value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date, if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

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In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. It is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account since the Contract provides greater flexibility in allocating premiums and contract values than those annuity contracts described in the rulings.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the “Act”) into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose a penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

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Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

You may have purchased a Contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”). If so, numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no “investment in the Contract” and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant’s spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires from the employer who sponsored the Qualified Plan. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner’s death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated Beneficiary” (as defined in the tax law).

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You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issued a Contract in connection with a Qualified Plan, we amended the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

•	from a traditional IRA and make a “tax-free rollover” to another traditional IRA;

•

from a traditional IRA and make a “tax-free rollover” to a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

•	from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a “tax-free rollover” to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or in a governmental deferred compensation plan described in section 457(b) of the Code.

Although we allowed a Beneficiary of an IRA who was eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we did not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

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If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty tax may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican “tax qualified” retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

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Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract typically receives a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements may have differed between firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees,

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payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the contracts of one issuer over another issuer, or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, and including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

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John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charges

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all purchase payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $15,000 = $900.

•	The total withdrawal charge is $1,500 + $900 = $2,400.

Example 3. If you take a withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount for the partial, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

c)	When the Contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

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Appendix B: Qualified Plan Types

Plan Type
Traditional IRAs	Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code. In general, unless you have made nondeductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

Roth IRAs	Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

SIMPLE IRA Plans	In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP–IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These contracts are commonly referred to as “tax-sheltered annuities.” We did not offer this Contract for use in a Section 403(b) Plan.

Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant’s severance from employment (except in the case of an unforeseen emergency). When we make payments under a section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request an SAI.

B-1

Appendix C: Enhanced Death Benefit Rider

This Appendix provides a general description of the enhanced death benefit Rider that may have been available at the time you purchased a Venture® Opportunity B Share Contract. If you purchased an enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Rider applicable to your Contract. You should also carefully review the “VII. Federal Tax Matters” section of the Prospectus for information about optional benefit Riders.

Annual Step-Up Death Benefit

You may have elected the Annual Step-Up Death Benefit:

•	for an additional charge of 0.20% of the value of the Variable Investment Options;

•	as long as you met our issue age requirements (see below); and

•

if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the spouse of the decedent and own the IRA in your own name.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.

The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.

For all Contracts issued in California and Illinois and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, and subject to our issue age rules, the spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.

C-1

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

C-2

Appendix D: Guaranteed Minimum Withdrawal Benefit Riders

This Appendix describes the following guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® (or “IPFL”) Series Riders:

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

If you purchased any of these GMWB Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

Features of the Income Plus For Life® 5.10 Series Riders

Covered Person(s)

The Income Plus For Life® 5.10 Series Riders provide a lifetime income guarantee based on a single life (IPFL 5.10) or on the lifetime duration of two Covered Persons (IPFL – Joint Life 5.10).

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchased the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person is no longer a Covered Person under the Rider. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Income Plus For Life® 5.10 Series Riders

You could have elected an Income Plus For Life® 5.10 Series Rider at the time you purchased your Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

•	you (and any other Covered Person) complied with any age restrictions we imposed for the Rider; and

•

you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), unless you were the spouse of the decedent and owned the IRA in your own name.

You may have elected to purchase an IPFL 5.10 Series Rider only at the time you purchased your Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Right to Review” in “V. Description of the Contract”), you may not revoke this optional benefit. We offer these optional benefit Riders only where approved by state insurance regulatory agencies. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permit otherwise). We charge an additional fee for each IPFL 5.10 Series Rider.

Age Restrictions. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an IPFL – Joint Life 5.10 Rider) must have been under age 81 to have purchased a Rider.

You should have purchased a Contract with an IPFL 5.10 Series Rider only if that Rider was appropriate for your needs and financial circumstances.

Impact of Ownership Arrangements on the Availability of IPFL – Joint Life 5.10 Riders. We issue IPFL – Joint Life 5.10 Riders under the following ownership arrangements:

•	In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.

•	For non-natural person ownership designations, one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.

•	For custodial IRAs and Qualified Plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

We may have issued the IPFL – Joint Life 5.10 Rider under certain other non-natural person ownership arrangements, provided the arrangement allowed for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or another Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we allow civil union and same-sex marriage partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. The SAI contains a table identifying these states. In these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. If you have any questions in this regard, please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for an IPFL 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of your Investment Accounts in each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 5.10 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the IPFL 5.10 or IPFL – Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).

We reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We may reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

•	Income Plus For Life® 5.10 – 5%

•

Income Plus For Life – Joint Life® 5.10 – 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the IPFL – Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the IPFL 5.10 Rider.

The Benefit Rate(s) in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 5.10) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 5.10) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (IPFL – Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) will turn age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 65. The Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Restrictions on Additional Purchase Payments

If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider’s Settlement Phase (see “Settlement Phase” in this section, below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we also imposed the following limit on your ability to make Purchase Payments:

•	on or after the first Contract Anniversary, without our prior approval, we do not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a Qualified Plan, including an IRA, we also imposed additional limits on your ability to make Purchase Payments:

•

to the extent provided in your Rider, we do not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;

•

for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we only accept a Purchase Payment that qualifies as a “rollover contribution”; but

•	we do not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.

Availability of Investment Options Under Income Plus For Life® 5.10 Series Riders

If you purchased one of our Income Plus For Life® 5.10 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased one of our Income Plus For Life® 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)    among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)    in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust

•	Total Bond Market Trust A

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market Investment Option, the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The currently available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus: Balanced Growth & Income 5.10 (currently available version, Effective May 3, 2010)	20% 9% 17% 3% 6% 13% 3% 9% 20%	500 Index American Blue Chip Income and Growth Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust A
Core Plus Balanced Toward Growth 5.10 (currently available version, effective May 3, 2010)	26% 9% 14% 9% 6% 7% 3% 12% 14%	500 Index American Blue Chip Income and Growth Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust A

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

•	the date of a Purchase Payment that we applied to the Benefit Base,

•	the date of a reduction in the Benefit Base, or

•	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base increases by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base equals $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 is added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base is $110,000 ($100,000 + $10,000).

Credits. We offered the Rider with the following Credit features:

Credits may increase one or more of our guarantees when you defer withdrawals.

•      Annual Credit Rate – 5.00%

•      Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•      Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•      Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 5.10 Rider.

The Credit Rate and Credit Periods in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount Adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the IPFL 5.10 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

On the date of this Prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

The Ten Year Credit does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

Step-Ups. We offered the Income Plus For Life® 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount equals the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee is based on the increased Benefit Base.

We reserve the right to increase the rate of the fee for the IPFL 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an IPFL 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 5.10 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period.

Excess Withdrawals. For the IPFL 5.10 Series Riders, an Excess Withdrawal is:

•

a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see “Benefit Rate” above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•	a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you were age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% × $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life – Joint Life®5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% × $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% × $80,000.

If your Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 reduces the Benefit Base to $105,500 ($110,000 - $4,500).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% × $80,000.

If the Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 reduces the Benefit Base to $105,225 ($110,000 - $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” in this section, below. The IPFL 5.10 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” in this section, below).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased an IPFL 5.10 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the program until you re-enroll) if:

•	you select option A, B or C; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy Program withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, however, we do not reset annual withdrawal amounts under your Rider. Please refer to the applicable “Features” section for more details regarding the effect that withdrawals made after the Lifetime Income Date have on your Rider’s guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased an Income Plus For Life® 5.10 Series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

•

you purchased the IPFL 5.10 Rider before the Covered Person (younger Covered Person for IPFL – Joint Life 5.10) turned age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by

¡	the Withdrawal Amount; divided by

¡	the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000). If instead you first take a withdrawal of $5,000, we reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution program reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year reduce the Guaranteed Minimum Death Benefit in the same manner described above.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies as follows:

•

If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

(for IPFL 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•

(for IPFL – Joint Life 5.10) If you purchased the Rider before the younger Covered Person turned age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life® 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you will have the flexibility to start and stop withdrawals;

•	you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

•	you will no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life® 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” above).

Income Plus For Life® 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 5.10:
1. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      may continue if the Beneficiary elects to continue the Contract. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse	• may continue in the same manner as 1.
• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

3. The Covered Person and the Beneficiary is the deceased Owner’s spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the IPFL 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an IPFL – Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 5.10 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 5.10 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an IPFL – Joint Life 5.10 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 5.10 Series Rider once it is in effect. However, an IPFL 5.10 Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 5.10) the death of the Covered Person;

•	(for IPFL – Joint Life 5.10) the death of the last Covered Person remaining under the Rider; or

•	termination of the Contract.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Features of Income Plus For Life® 5.09 Series Riders

This section describes only those features of the Income Plus For Life® 5.09 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 5.09 Series Riders. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) is age 58 1/2 or older at the time.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 59 1/2. The Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 7.09 (closed version – available July 27, 2009 to May 2, 2010)	20% 9% 15% 3% 15% 6% 3% 9% 20%	500 Index American Blue Chip Income and Growth Bond American Growth American High-Income Bond American International Mid Cap Stock Mutual Shares Total Bond Market Trust A
Core Plus Balanced Toward Growth 7.09 (closed version – available July 27, 2009 to May 2, 2010)	26% 9% 9% 9% 12% 6% 3% 12% 14%	500 Index American Blue Chip Income and Growth Bond American Growth American High-Income Bond American International Mid Cap Stock Mutual Shares Total Bond Market Trust A
Core Plus Balanced Growth & Income (closed version – available May 1 to July 26, 2009)	24% 9% 15% 3% 3% 6% 3% 9% 9% 16% 3%

500 Index

American Blue Chip Income and Growth

Bond

American Global Small Capitalization

American Growth

American Growth-Income

Global

Investment Quality Bond

Mutual Shares

Total Bond Market Trust A

Value

Core Plus Balanced to Growth (closed version – available May 1 to July 26, 2009)	30% 9% 9% 3% 6% 6% 6% 6% 12% 10% 3%

500 Index

American Blue Chip Income and Growth

Bond

American Global Small Capitalization

American Growth

American Growth-Income

Global

Investment Quality Bond

Mutual Shares

Total Bond Market Trust A

Value

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Features of Income Plus For Life® 2.08 Series Riders

This section describes only those features of the Income Plus For Life® (or “IPFL”) 2.08 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 2.08 Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•	(for IPFL 2.08) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you turn age 59 1/2 .

•

(for IPFL – Joint Life 2.08) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Increases in Guaranteed Amounts

Credits. We offered the Income Plus For Life® 2.08 Rider with the following Credit features:

•	Annual Credit Rate – 7%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the IPFL 2.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life 2.08): Assume that you purchased a Contract with an IPFL 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® 2.08): Assume that you purchased a Contract with an IPFL – Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,083 (4.75% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,415 (4.75% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,337 (4.75% × $112,350).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® 2.08 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turns age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you purchased this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only have purchased the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Income Plus For Life® 2.08 Series Riders

If you purchased one of our Income Plus For Life® 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	American Asset Allocation Trust (restricted May 4, 2009)

•	Core Allocation Plus Trust (restricted May 4, 2009)

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)

•	Fundamental Holdings Trust (restricted May 4, 2009)

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust

•	Total Bond Market Trust A

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from the Money Market Investment Option, the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above on the last day it was available, you may continue to allocate Additional Purchase Payments to that restricted individual Investment Option. You will not be able to transfer amounts from another Investment Option to the restricted individual Investment Option. You will no longer be able to use that individual Investment Option if you transfer all of your Contract Value out of that individual Investment Option to any of the available individual Investment Options or to any Model Allocation.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectus for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth and Income 5.09 (closed version – available May 4 to July 26, 2009)	3% 3% 3% 3% 9% 9% 6% 15% 9% 24% 16%

American Global Small Capitalization

American Growth

Global

Value Trust

Mutual Shares

American Blue Chip Income and Growth

American Growth-Income

Bond

Investment Quality Bond

500 Index Trust

Total Bond Market Trust A

Core Plus Balanced Toward Growth 5.09 (closed version – available May 4 to July 26, 2009)	3% 6% 6% 3% 12% 9% 6% 9% 6% 30% 10%

American Global Small Capitalization

American Growth

Global

Value Trust

Mutual Shares

American Blue Chip Income and Growth

American Growth-Income

Bond

Investment Quality Bond

500 Index Trust

Total Bond Market Trust A

Balanced Growth & Income 9.08 (closed version – available September 2, 2008 to May 1, 2009)	5% 5% 5% 5% 15% 15% 10% 25% 15%	American Global Small Capitalization American Growth Global Mid Value Trust Mutual Shares American Blue Chip Income and Growth American Growth-Income Bond Investment Quality Bond
Balanced Toward Growth 9.08 (closed version – available September 2, 2008 to May 1, 2009)	5% 10% 10% 5% 20% 15% 10% 15% 10%	American Global Small Capitalization American Growth Global Mid Value Trust Mutual Shares American Blue Chip Income and Growth American Growth-Income Bond Investment Quality Bond
Growth Focus 9.08 (closed version – available September 2, 2008 to May 1, 2009)	5% 5% 15% 10% 5% 20% 15% 15% 10%	American Global Small Capitalization Mid Cap Stock American Growth Global Mid Value Trust Mutual Shares American Blue Chip Income and Growth American Growth-Income Bond

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Balanced Growth & Income 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 5% 5% 5% 15% 15% 10% 25% 15%	American Global Small Capitalization American Growth Global Mid Value Trust Mutual Shares American Blue Chip Income and Growth American Growth-Income Bond Investment Quality Bond
Balanced Toward Growth 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 10% 10% 5% 20% 15% 10% 15% 10%	American Global Small Capitalization American Growth Global Mid Value Trust Mutual Shares American Blue Chip Income and Growth American Growth-Income Bond Investment Quality Bond
Growth Focus 2.08 (closed version, available February 11, 2008 to August 29, 2008)[1]	5% 5% 15% 10% 5% 20% 15% 15% 10%	American Global Small Capitalization Mid Cap Stock American Growth Global Mid Value Trust Mutual Shares American Blue Chip Income and Growth American Growth-Income Bond

1	If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® Opportunity B Share Contracts with no optional benefit Riders; and

•	Venture® Opportunity B Share Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity B Shares, Prior Sales

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity B Share Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
500 Index Trust - NAV Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.422	15.403	12.500	—	—	—	—	—	—	—
Value at End of Year	17.472	17.422	15.403	—	—	—	—	—	—	—
No. of Units	418,566	234,999	81,058	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.364	15.383	12.500	—	—	—	—	—	—	—
Value at End of Year	17.380	17.364	15.383	—	—	—	—	—	—	—
No. of Units	151,524	101,192	38,507	—	—	—	—	—	—	—

All Cap Value Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.561	11.614	9.297	12.500	—	—	—	—	—	—
Value at End of Year	12.817	13.561	11.614	9.297	—	—	—	—	—	—
No. of Units	7,865	4,874	4,060	529	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.483	11.570	9.281	12.500	—	—	—	—	—	—
Value at End of Year	12.718	13.483	11.570	9.281	—	—	—	—	—	—
No. of Units	3,912	2,880	548	—	—	—	—	—	—	—

American Asset Allocation Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.471	11.232	9.195	12.500	—	—	—	—	—	—
Value at End of Year	12.460	12.471	11.232	9.195	—	—	—	—	—	—
No. of Units	257,913	264,613	253,439	61,761	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.399	11.189	9.178	12.500	—	—	—	—	—	—
Value at End of Year	12.364	12.399	11.189	9.178	—	—	—	—	—	—
No. of Units	97,504	102,037	95,899	28,329	—	—	—	—	—	—

American Blue Chip Income and Growth Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.818	10.668	8.462	12.500	—	—	—	—	—	—
Value at End of Year	11.549	11.818	10.668	8.462	—	—	—	—	—	—
No. of Units	526,654	387,729	243,798	36,789	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.750	10.628	8.447	12.500	—	—	—	—	—	—
Value at End of Year	11.459	11.750	10.628	8.447	—	—	—	—	—	—
No. of Units	269,082	218,976	162,616	18,688	—	—	—	—	—	—

American Bond Trust (merged into Bond Trust eff 10-28-11) - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	12.365	11.135	12.500	—	—	—	—	—	—
Value at End of Year	—	12.981	12.365	11.135	—	—	—	—	—	—
No. of Units	—	486,829	278,803	34,283	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	12.319	11.115	12.500	—	—	—	—	—	—
Value at End of Year	—	12.906	12.319	11.115	—	—	—	—	—	—
No. of Units	—	280,164	195,156	18,793	—	—	—	—	—	—

American Global Growth Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.875	11.673	8.319	12.500	—	—	—	—	—	—
Value at End of Year	11.570	12.875	11.673	8.319	—	—	—	—	—	—
No. of Units	19,400	9,685	5,262	1,819	—	—	—	—	—	—

Venture Opportunity B Shares, Prior Sales

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.801	11.629	8.305	12.500	—	—	—	—	—	—
Value at End of Year	11.481	12.801	11.629	8.305	—	—	—	—	—	—
No. of Units	12,175	11,513	5,027	1,806	—	—	—	—	—	—

American Global Small Capitalization Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.353	10.221	6.428	12.500	—	—	—	—	—	—
Value at End of Year	9.843	12.353	10.221	6.428	—	—	—	—	—	—
No. of Units	92,414	69,211	71,547	15,857	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.282	10.182	6.417	12.500	—	—	—	—	—	—
Value at End of Year	9.767	12.282	10.182	6.417	—	—	—	—	—	—
No. of Units	63,014	48,688	48,986	7,999	—	—	—	—	—	—

American Growth Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.978	10.229	7.442	12.500	—	—	—	—	—	—
Value at End of Year	11.310	11.978	10.229	7.442	—	—	—	—	—	—
No. of Units	320,421	230,390	145,233	25,498	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.909	10.190	7.428	12.500	—	—	—	—	—	—
Value at End of Year	11.222	11.909	10.190	7.428	—	—	—	—	—	—
No. of Units	184,294	147,871	102,284	10,363	—	—	—	—	—	—

American Growth-Income Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.799	10.732	8.287	12.500	—	—	—	—	—	—
Value at End of Year	11.438	11.799	10.732	8.287	—	—	—	—	—	—
No. of Units	198,722	192,345	176,039	32,179	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.731	10.692	8.272	12.500	—	—	—	—	—	—
Value at End of Year	11.349	11.731	10.692	8.272	—	—	—	—	—	—
No. of Units	138,372	131,286	109,651	13,192	—	—	—	—	—	—

American High-Income Bond Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.103	13.314	9.695	12.500	—	—	—	—	—	—
Value at End of Year	15.175	15.103	13.314	9.695	—	—	—	—	—	—
No. of Units	117,431	108,748	35,478	819	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.016	13.264	9.678	12.500	—	—	—	—	—	—
Value at End of Year	15.057	15.016	13.264	9.678	—	—	—	—	—	—
No. of Units	40,248	38,063	14,305	399	—	—	—	—	—	—

American International Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.050	11.388	8.064	12.500	—	—	—	—	—	—
Value at End of Year	10.219	12.050	11.388	8.064	—	—	—	—	—	—
No. of Units	232,447	123,089	26,963	1,059	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.981	11.345	8.050	12.500	—	—	—	—	—	—
Value at End of Year	10.140	11.981	11.345	8.050	—	—	—	—	—	—
No. of Units	96,822	60,097	15,056	864	—	—	—	—	—	—

American New World Trust - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.381	11.510	7.801	12.500	—	—	—	—	—	—
Value at End of Year	11.351	13.381	11.510	7.801	—	—	—	—	—	—
No. of Units	13,870	11,028	7,977	1,393	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.304	11.467	7.787	12.500	—	—	—	—	—	—
Value at End of Year	11.263	13.304	11.467	7.787	—	—	—	—	—	—
No. of Units	9,773	7,608	2,928	—	—	—	—	—	—	—

Venture Opportunity B Shares, Prior Sales

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Balanced Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series I Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.383	14.749	12.500	—	—	—	—	—	—	—
Value at End of Year	16.327	16.383	14.749	—	—	—	—	—	—	—
No. of Units	2,969	806	586	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.329	14.730	12.500	—	—	—	—	—	—	—
Value at End of Year	16.241	16.329	14.730	—	—	—	—	—	—	—
No. of Units	2,884	2,196	850	—	—	—	—	—	—	—

Bond Trust - Series I Shares (units first credited 10-28-2011)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.568	—	—	—	—	—	—	—	—	—
No. of Units	698,371	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.563	—	—	—	—	—	—	—	—	—
No. of Units	349,034	—	—	—	—	—	—	—	—	—

Core Allocation Plus Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.101	11.099	8.986	12.500	—	—	—	—	—	—
Value at End of Year	11.662	12.101	11.099	8.986	—	—	—	—	—	—
No. of Units	74,097	63,566	66,705	12,975	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.031	11.058	8.970	12.500	—	—	—	—	—	—
Value at End of Year	11.572	12.031	11.058	8.970	—	—	—	—	—	—
No. of Units	35,403	32,360	29,764	1,808	—	—	—	—	—	—

Core Allocation Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series I Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.136	14.734	12.500	—	—	—	—	—	—	—
Value at End of Year	15.683	16.136	14.734	—	—	—	—	—	—	—
No. of Units	26,699	17,504	6,350	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.082	14.714	12.500	—	—	—	—	—	—	—
Value at End of Year	15.599	16.082	14.714	—	—	—	—	—	—	—
No. of Units	8,304	7,666	6,141	—	—	—	—	—	—	—

Core Balanced Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series I Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.273	14.701	12.500	—	—	—	—	—	—	—
Value at End of Year	16.241	16.273	14.701	—	—	—	—	—	—	—
No. of Units	71,392	66,254	24,445	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.220	14.682	12.500	—	—	—	—	—	—	—
Value at End of Year	16.155	16.220	14.682	—	—	—	—	—	—	—
No. of Units	29,792	19,800	3,758	—	—	—	—	—	—	—

Core Equity Trust (merged into Fundamental Value Trust eff 5-01-09) - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	6.269	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	6.258	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Opportunity B Shares, Prior Sales

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Fundamental Holdings Trust - Series III Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.670	14.429	12.500	—	—	—	—	—	—	—
Value at End of Year	15.613	15.670	14.429	—	—	—	—	—	—	—
No. of Units	53,303	33,752	6,961	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.618	14.410	12.500	—	—	—	—	—	—	—
Value at End of Year	15.530	15.618	14.410	—	—	—	—	—	—	—
No. of Units	43,234	32,517	10,066	—	—	—	—	—	—	—

Core Global Diversification Trust - Series III Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.960	14.882	12.500	—	—	—	—	—	—	—
Value at End of Year	15.217	15.960	14.882	—	—	—	—	—	—	—
No. of Units	25,188	19,533	3,251	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.907	14.862	12.500	—	—	—	—	—	—	—
Value at End of Year	15.137	15.907	14.862	—	—	—	—	—	—	—
No. of Units	38,645	27,738	7,777	—	—	—	—	—	—	—

Franklin Templeton Founding Allocation Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.242	11.212	8.644	12.500	—	—	—	—	—	—
Value at End of Year	11.908	12.242	11.212	8.644	—	—	—	—	—	—
No. of Units	84,051	85,562	76,197	19,327	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.171	11.170	8.629	12.500	—	—	—	—	—	—
Value at End of Year	11.816	12.171	11.170	8.629	—	—	—	—	—	—
No. of Units	63,414	64,198	61,561	18,799	—	—	—	—	—	—

Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) - Series III Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.411	11.362	9.048	12.500	—	—	—	—	—	—
Value at End of Year	12.159	12.411	11.362	9.048	—	—	—	—	—	—
No. of Units	130,908	127,676	133,402	41,745	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.339	11.319	9.032	12.500	—	—	—	—	—	—
Value at End of Year	12.065	12.339	11.319	9.032	—	—	—	—	—	—
No. of Units	91,341	96,192	93,985	30,985	—	—	—	—	—	—

Fundamental Value Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.818	10.591	8.146	12.500	—	—	—	—	—	—
Value at End of Year	11.219	11.818	10.591	8.146	—	—	—	—	—	—
No. of Units	11,891	6,477	3,035	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.750	10.551	8.132	12.500	—	—	—	—	—	—
Value at End of Year	11.132	11.750	10.551	8.132	—	—	—	—	—	—
No. of Units	10,870	3,604	1,460	—	—	—	—	—	—	—

Global Bond Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.070	12.929	11.357	12.500	—	—	—	—	—	—
Value at End of Year	15.143	14.070	12.929	11.357	—	—	—	—	—	—
No. of Units	14,583	10,189	5,204	1,329	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.989	12.881	11.337	12.500	—	—	—	—	—	—
Value at End of Year	15.026	13.989	12.881	11.337	—	—	—	—	—	—
No. of Units	5,446	6,130	4,444	61	—	—	—	—	—	—

Venture Opportunity B Shares, Prior Sales

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Global Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.669	10.975	8.468	12.500	—	—	—	—	—	—
Value at End of Year	10.822	11.669	10.975	8.468	—	—	—	—	—	—
No. of Units	107,796	103,664	96,230	18,945	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.601	10.934	8.453	12.500	—	—	—	—	—	—
Value at End of Year	10.738	11.601	10.934	8.453	—	—	—	—	—	—
No. of Units	71,511	67,390	62,317	7,211	—	—	—	—	—	—

International Core Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.061	8.741	—	12.500	—	—	—	—	—	—
Value at End of Year	9.868	11.061	—	8.741	—	—	—	—	—	—
No. of Units	3,758	1,314	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	10.997	8.725	—	12.500	—	—	—	—	—	—
Value at End of Year	9.791	10.997	—	8.725	—	—	—	—	—	—
No. of Units	4,208	158	—	—	—	—	—	—	—	—

International Small Cap Trust (merged into International Small Company Trust eff 11-16-09) - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	8.601	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	8.589	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.848	12.266	12.500	—	—	—	—	—	—	—
Value at End of Year	12.272	14.848	12.266	—	—	—	—	—	—	—
No. of Units	2,324	2,324	2,324	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.815	12.262	12.500	—	—	—	—	—	—	—
Value at End of Year	12.220	14.815	12.262	—	—	—	—	—	—	—
No. of Units	958	273	273	—	—	—	—	—	—	—

International Value Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.594	10.882	8.124	12.500	—	—	—	—	—	—
Value at End of Year	9.968	11.594	10.882	8.124	—	—	—	—	—	—
No. of Units	18,456	12,514	9,174	4,200	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.527	10.841	8.110	12.500	—	—	—	—	—	—
Value at End of Year	9.891	11.527	10.841	8.110	—	—	—	—	—	—
No. of Units	1,593	1,361	1,359	494	—	—	—	—	—	—

Investment Quality Bond Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.108	13.308	11.996	12.500	—	—	—	—	—	—
Value at End of Year	15.043	14.108	13.308	11.996	—	—	—	—	—	—
No. of Units	327,524	228,884	137,858	17,211	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.027	13.258	11.975	12.500	—	—	—	—	—	—
Value at End of Year	14.927	14.027	13.258	11.975	—	—	—	—	—	—
No. of Units	165,415	138,050	98,839	9,161	—	—	—	—	—	—

Venture Opportunity B Shares, Prior Sales

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Lifestyle Balanced Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.812	11.621	9.008	12.500	—	—	—	—	—	—
Value at End of Year	12.719	12.812	11.621	9.008	—	—	—	—	—	—
No. of Units	533,094	375,299	219,150	40,265	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.738	11.577	8.992	12.500	—	—	—	—	—	—
Value at End of Year	12.621	12.738	11.577	8.992	—	—	—	—	—	—
No. of Units	275,131	210,672	117,436	11,513	—	—	—	—	—	—

Lifestyle Conservative Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.607	12.639	10.525	12.500	—	—	—	—	—	—
Value at End of Year	13.992	13.607	12.639	10.525	—	—	—	—	—	—
No. of Units	211,496	120,456	55,927	6,226	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.529	12.591	10.507	12.500	—	—	—	—	—	—
Value at End of Year	13.884	13.529	12.591	10.507	—	—	—	—	—	—
No. of Units	105,313	72,088	50,419	5,633	—	—	—	—	—	—

Lifestyle Growth Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.449	11.165	8.490	12.500	—	—	—	—	—	—
Value at End of Year	12.086	12.449	11.165	8.490	—	—	—	—	—	—
No. of Units	647,678	373,402	200,575	55,741	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.377	11.123	8.475	12.500	—	—	—	—	—	—
Value at End of Year	11.992	12.377	11.123	8.475	—	—	—	—	—	—
No. of Units	297,521	190,844	101,990	12,485	—	—	—	—	—	—

Lifestyle Moderate Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.296	12.190	9.709	12.500	—	—	—	—	—	—
Value at End of Year	13.423	13.296	12.190	9.709	—	—	—	—	—	—
No. of Units	377,630	255,180	126,035	15,795	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.219	12.144	9.692	12.500	—	—	—	—	—	—
Value at End of Year	13.319	13.219	12.144	9.692	—	—	—	—	—	—
No. of Units	95,076	96,562	62,337	3,213	—	—	—	—	—	—

Mid Cap Index Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.171	13.010	12.500	—	—	—	—	—	—	—
Value at End of Year	15.595	16.171	13.010	—	—	—	—	—	—	—
No. of Units	293	296	299	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	15.529	—	—	—	—	—	—	—	—	—
No. of Units	1,477	—	—	—	—	—	—	—	—	—

Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-09) - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	7.735	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	7.721	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Opportunity B Shares, Prior Sales

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Mid Cap Stock Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.188	10.037	7.745	12.500	—	—	—	—	—	—
Value at End of Year	10.919	12.188	10.037	7.745	—	—	—	—	—	—
No. of Units	119,092	64,064	21,069	2,292	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.118	9.999	7.731	12.500	—	—	—	—	—	—
Value at End of Year	10.834	12.118	9.999	7.731	—	—	—	—	—	—
No. of Units	46,477	29,740	12,691	1,415	—	—	—	—	—	—

Mid Cap Value Trust (merged into Mid Value Trust eff 5-01-09) - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	8.138	—	—	—	—	—	—
No. of Units	—	—	—	7,238	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	8.124	—	—	—	—	—	—
No. of Units	—	—	—	1,848	—	—	—	—	—	—

Mid Value Trust - Series I Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	19.228	16.778	12.500	—	—	—	—	—	—	—
Value at End of Year	18.036	19.228	16.778	—	—	—	—	—	—	—
No. of Units	5,039	5,088	4,794	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.164	16.756	12.500	—	—	—	—	—	—	—
Value at End of Year	17.941	19.164	16.756	—	—	—	—	—	—	—
No. of Units	1,119	1,057	1,132	—	—	—	—	—	—	—

Money Market Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.213	12.378	12.522	12.500	—	—	—	—	—	—
Value at End of Year	12.058	12.213	12.378	12.522	—	—	—	—	—	—
No. of Units	17,291	7,575	7,798	12,490	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.142	12.332	12.500	12.500	—	—	—	—	—	—
Value at End of Year	11.965	12.142	12.332	12.500	—	—	—	—	—	—
No. of Units	18,499	7,824	564	7,143	—	—	—	—	—	—

Mutual Shares Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.532	10.482	8.343	12.500	—	—	—	—	—	—
Value at End of Year	11.271	11.532	10.482	8.343	—	—	—	—	—	—
No. of Units	630,169	467,843	296,527	48,011	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.466	10.442	8.329	12.500	—	—	—	—	—	—
Value at End of Year	11.183	11.466	10.442	8.329	—	—	—	—	—	—
No. of Units	323,244	264,992	191,661	19,243	—	—	—	—	—	—

Small Cap Growth Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.190	8.248	—	12.500	—	—	—	—	—	—
Value at End of Year	12.127	13.190	—	8.248	—	—	—	—	—	—
No. of Units	1,203	726	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.114	8.234	—	12.500	—	—	—	—	—	—
Value at End of Year	12.033	13.114	—	8.234	—	—	—	—	—	—
No. of Units	855	760	—	—	—	—	—	—	—	—

Venture Opportunity B Shares, Prior Sales

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Small Cap Intrinsic Value Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	5.747	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	5.737	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Small Cap Value Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.366	12.351	9.731	12.500	—	—	—	—	—	—
Value at End of Year	15.318	15.366	12.351	9.731	—	—	—	—	—	—
No. of Units	2,552	2,486	1,777	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.277	12.304	9.713	12.500	—	—	—	—	—	—
Value at End of Year	15.200	15.277	12.304	9.713	—	—	—	—	—	—
No. of Units	1,251	1,248	93	—	—	—	—	—	—	—

Total Bond Market Trust A - NAV Shares (units first credited 5-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.517	12.945	12.500	—	—	—	—	—	—	—
Value at End of Year	14.294	13.517	12.945	—	—	—	—	—	—	—
No. of Units	368,214	217,483	60,816	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.472	12.928	12.500	—	—	—	—	—	—	—
Value at End of Year	14.218	13.472	12.928	—	—	—	—	—	—	—
No. of Units	141,505	94,321	29,537	—	—	—	—	—	—	—

Total Return Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.573	13.722	12.244	12.500	—	—	—	—	—	—
Value at End of Year	14.940	14.573	13.722	12.244	—	—	—	—	—	—
No. of Units	41,350	38,019	15,759	1,531	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.489	13.670	12.222	12.500	—	—	—	—	—	—
Value at End of Year	14.825	14.489	13.670	12.222	—	—	—	—	—	—
No. of Units	18,008	13,828	3,958	—	—	—	—	—	—	—

Ultra Short Term Bond Trust - Series I Shares (units first credited 8-23-2010)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.299	12.500	—	—	—	—	—	—	—	—
No. of Units	4,860	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.266	12.500	—	—	—	—	—	—	—	—
No. of Units	2,883	—	—	—	—	—	—	—	—	—

Value Trust - Series I Shares (units first credited 2-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.103	10.867	7.802	12.500	—	—	—	—	—	—
Value at End of Year	13.054	13.103	10.867	7.802	—	—	—	—	—	—
No. of Units	55,027	56,949	60,757	6,078	—	—	—	—	—	—

Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.028	10.826	7.788	12.500	—	—	—	—	—	—
Value at End of Year	12.953	13.028	10.826	7.788	—	—	—	—	—	—
No. of Units	40,377	41,287	44,045	3,901	—	—	—	—	—	—

To obtain a Venture® Opportunity B Share Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Opportunity B Share SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® Opportunity B Share NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® Opportunity B Share Variable Annuity Statement of Additional Information dated April 30, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

dated April 30, 2012

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (“John Hancock New York”) in New York as follows:

Prospectuses Issued by John Hancock New York

(to be read with this Statement of Additional Information)

Venture ® Opportunity A Share Variable Annuities

Venture ® Opportunity B Share Variable Annuities

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 551-2078	www.jhannuitiesnewyork.com

Venture® Opportunity A&B Share JHNY SEP ACCT A SAI 04/12

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center located at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

Each of the John Hancock Variable Insurance Trust’s Funds of Funds that is available under the Contracts invests in shares of other portfolios. The John Hancock Variable Insurance Trust has adopted a policy to post each of these Funds of Funds’ holdings in other portfolios on a website no later than 15 days after each calendar quarter end and no later than 15 days after any material changes are made to the holdings of a Fund of Fund. In addition, the ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no later than 15 days after each calendar quarter end. The information described above will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

1

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2011, 2010, and 2009 were $355,245,024, $369,132,052, and $421,625,749, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

2

Currently, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) is the exclusive distributor soliciting sales of the Venture Opportunity variable annuity contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2010.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

3

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions
Connecticut	Same-Sex Marriage
Delaware	Civil Union
District of Columbia	Domestic Partnership,

Same-Sex Marriage
Hawaii	Domestic Partnership
Civil Union
Illinois	Civil Union
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships
Maryland		Recognizes spouses of same-sex marriages who were married in another jurisdiction
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction
Oregon	Domestic Partnership
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
Vermont	Same-Sex Marriage
Washington	Domestic Partnership
Wisconsin	Domestic Partnerships

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2)  your state’s regulations regarding civil unions and same-sex marriages.

Qualified Plan Types

Traditional IRAs

Individual Retirement Annuities

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.

4

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from taxable income when received.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner turns age 70 1/2. When the IRA has not been annuitized, the amount that must be distributed each year is computed on the basis of the Owner’s age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. A Roth IRA may (subject to constraints explained below under “Conversion or Direct Rollover to a Roth IRA”) accept a “qualified rollover contribution” from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a Qualified Plan. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you request that we withhold income tax on the conversion or rollover, we must take a withdrawal from the contract’s value in order to honor your request. This amount withdrawn could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

5

SIMPLE IRA Plans

In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

Simplified Employee Pensions (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities

We do not offer this Contract for use in any retirement plan intended to qualify as a Section 403(b) plan.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Corporate and Self-Employed (“H.R.-10” and “Keogh”) Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as “H.R. 10” or “Keogh” plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distributions to the employee under an employer’s pension and profit sharing plan qualified under section 401(a) of the Code must begin no later than April 1of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which the employee reaches age 70 1/2.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

6

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

7

APPENDIX A: Financial Statements

A-1

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2011, 2010 and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the Company) as of December 31, 2011 and 2010, and the related statements of operations, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$7,843, 2010—$7,594)	$8,350	$7,813
Held-for-trading—at fair value (cost: 2011—$342, 2010—$393)	372	410
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	1,019	806
Investment real estate and agriculture	86	85
Policy loans	124	112
Short-term investments	54	67

Total Investments	10,006	9,294
Cash and cash equivalents	250	445
Accrued investment income	127	121
Value of business acquired	30	42
Deferred policy acquisition costs and deferred sales inducements	478	595
Amounts due from affiliates	198	163
Reinsurance recoverable	390	245
Derivative assets	661	24
Deferred income tax asset	-	5
Other assets	49	51
Separate account assets	7,034	7,351

Total Assets	$19,223	$18,336

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$5,472	$4,972
Policyholders’ funds	830	1,506
Unearned revenue	49	54
Unpaid claims and claim expense reserves	34	21
Policyholder dividends payable	2	2
Coinsurance funds withheld	2,298	2,194
Amounts due to affiliates	227	157
Current income tax payable	166	105
Deferred income tax liability	97	-
Derivative liabilities	586	140
Deferred gains	119	120
Payables for collateral on derivatives	168	-
Other liabilities	91	100
Separate account liabilities	7,034	7,351

Total Liabilities	17,173	16,722

Commitments and Legal Proceedings (Note 10)

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2011 and 2010, respectively)	2	2
Additional paid-in capital	895	895
Retained earnings	818	591
Accumulated other comprehensive income	335	126

Total Shareholder’s Equity	2,050	1,614

Total Liabilities and Shareholder’s Equity	$19,223	$18,336

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$74	$1,164	$27
Fee income	413	282	198
Net investment income	499	462	173
Net realized investment and other gains (losses)	289	(187)	1

Total revenues	1,275	1,721	399

Benefits and expenses
Benefits to policyholders	640	1,366	(94)
Policyholder dividends	6	8	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Other operating costs and expenses	131	200	62

Total benefits and expenses	929	1,642	82

Income before income taxes	346	79	317

Income tax expense (benefit)	119	(102)	108

Net income	$227	$181	$209

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)					(in thousands)
Balance at January 1, 2009	$2	$413	$299	$27	$741	2,000

Comprehensive income:
Net income			209		209
Other comprehensive loss, net of tax:
Net unrealized investment losses				(20)	(20)

Comprehensive income					189

Adoption of ASC 320, recognition of other-than- temporary impairments			2	(2)	-
Capital contribution from Parent		482			482

Balance at December 31, 2009	$2	$895	$510	$5	$1,412	2,000

Comprehensive income:
Net income			181		181
Other comprehensive income, net of tax:
Net unrealized investment gains				121	121

Comprehensive income					302
Dividend paid to Parent			(100)		(100)

Balance at December 31, 2010	$2	$895	$591	$126	$1,614	2,000

Comprehensive income:
Net income			227		227
Other comprehensive income, net of tax:
Net unrealized investment gains				112	112
Cash flow hedges				97	97

Comprehensive income					436

Balance at December 31, 2011	$2	$895	$818	$335	$2,050	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net income	$227	$181	$209
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment and other (gains) losses	(289)	187	(1)
Amortization of premiums and accretion of discounts associated with investments, net	74	77	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Capitalization of deferred policy acquisition costs and deferred sales inducements	(56)	(76)	(99)
Net cash flows from trading securities	54	(40)	-
Increase in accrued investment income	(6)	(24)	(9)
Decrease (increase) in other assets and other liabilities, net	284	70	(99)
Increase (decrease) in policyholder liabilities and accruals, net	304	338	(23)
Interest credited to policyholder liabilities	110	105	27
(Decrease) increase in deferred income taxes	(12)	(170)	31

Net cash provided by operating activities	842	716	156

Cash flows from investing activities:
Sales of:
Fixed maturities	5,367	2,258	122
Mortgage loans on real estate	76	11	-
Investment real estate and agriculture	-	5	-
Maturities of:
Fixed maturities	551	112	104
Mortgage loans on real estate	23	20	-
Purchases of:
Fixed maturities	(5,911)	(3,031)	(777)
Mortgage loans on real estate	(330)	(82)	-
Investment real estate and agriculture	(3)	(2)	-
Net sales of short-term investments	13	40	407
Policy loans advanced, net	(12)	(15)	(12)
Net change in payable for undelivered securities	3	(2)	-

Net cash used in investing activities	(223)	(686)	(156)

Cash flows from financing activities:
Capital contribution from Parent	-	-	482
Dividend paid to Parent	-	(100)	-
Universal life and investment-type contract deposits	341	395	320
Universal life and investment-type contract maturities and withdrawals	(1,082)	(527)	(65)
Net transfers to separate accounts related to universal life and investment-type contracts	12	1	(119)
Unearned revenue on financial reinsurance	(89)	(26)	(13)
Net reinsurance recoverable	4	3	-

Net cash (used in) provided by financing activities	(814)	(254)	605

Net (decrease) increase in cash and cash equivalents	(195)	(224)	605
Cash and cash equivalents at beginning of year	445	669	64

Cash and cash equivalents at end of year	$250	$445	$669

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly John Hancock Holdings (Delaware), LLC). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York (“NY”). These products, including individual life insurance and individual and group fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On January 1, 2010, $7,364 million of NY life insurance and fixed and variable annuity reserves and liabilities related to policyholders who reside in the State of NY (“NY business”), including the assets supporting the business, were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The transfer of the NY business was completed pursuant to the merger of JHLICO and JHVLICO into JHUSA on December 31, 2009. Since the surviving entity, JHUSA, is not licensed in NY, JHLICO filed a Plan of Withdrawal (the “Plan”) with the State of NY and pursuant to the Plan, JHUSA transferred substantially all of its NY business to the Company on January 1, 2010 (“NY transfer”).

The NY business was transferred using assumption reinsurance and coinsurance and modified coinsurance with cut-through provisions. The January 1, 2010 impact of the transfer on the Company’s Balance Sheet was an increase in total assets of $7,489 million, an increase in total liabilities of $7,364 million, and an increase in net income of $125 million. The major categories of assets transferred included available-for-sale fixed maturities of $5,791 million, held-for-trading fixed maturities of $354 million, mortgage loans on real estate of $769 million, investment real estate and agriculture of $88 million, accrued investment income of $69 million, value of business acquired (“VOBA”) of $56 million, derivative assets of $17 million, and deferred income tax asset of $143 million. In addition, cash and cash equivalents of $163 million were transferred. The major categories of liabilities transferred included future policy benefits of $4,436 million, policyholders’ funds of $687 million, and coinsurance funds withheld of $2,090 million. In addition, deferred gains of $125 million were recorded.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Investments. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other loans on non-accrual status is recognized as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force related to the NY transfer. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. Deferred acquisition costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized (losses) gains on investments as if these (losses) gains had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 59% and 63% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 23%, 52%, and 0% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively. The increase in the participating business resulted from the NY transfer, as discussed under the Business subheading above.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for participating pension contracts and individual and group annuities are generally equal to the total of the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in the participating pension contracts. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Where permitted by state insurance law, the Company administers a retained asset accounts program as the default method for satisfying non-participating traditional life insurance claims. Retained asset accounts earn interest and are subject to withdrawal at any time by the beneficiaries.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$543	$558
Guaranteed investment contracts	91	765

Total liabilities for investment-type products	634	1,323
Individual and group annuities	113	113
Life insurance retained asset accounts	83	70

Total policyholders’ funds	$830	$1,506

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. Deferred gains were recognized in connection with the NY transfer in an amount equal to the excess of the assets transferred less the liabilities transferred on a pre-tax basis. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life contracts and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1— Summary of Significant Accounting Policies - (continued)

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Adoption of Recent Accounting Pronouncements

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments”, which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removed the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $2 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($2) million, net of tax, attributable to (1) available-for-sale debt securities of ($4) million, (2) deferred policy acquisition costs and deferred sales inducements of $1 million, and (3) deferred income taxes of $1 million.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $37 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity's shareholders' equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities

The Company’s investments in available-for-sale fixed maturities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,791	$354	$21	$5,124
Commercial mortgage-backed securities	676	27	-	703
Collateralized debt obligations	2	-	-	2
Other asset-backed securities	83	3	1	85
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,009	106	-	2,115
Obligations of states and political subdivisions	223	37	-	260
Debt securities issued by foreign governments	59	2	-	61

Total fixed maturities available-for-sale	$7,843	$529	$22	$8,350

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,991	$206	$14	$5,183
Commercial mortgage-backed securities	921	40	-	961
Collateralized debt obligations	9	1	-	10
Other asset-backed securities	61	2	-	63
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,314	4	17	1,301
Obligations of states and political subdivisions	218	3	7	214
Debt securities issued by foreign governments	80	1	-	81

Total fixed maturities available-for-sale	$7,594	$257	$38	$7,813

The amortized cost and fair value of fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$293	$295
Due after one year through five years	2,013	2,074
Due after five years through ten years	1,584	1,683
Due after ten years	3,192	3,508

	7,082	7,560
Asset-backed and mortgage-backed securities	761	790

Total	$7,843	$8,350

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less that the security’s amortized cost then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment gains (losses) in the Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income (loss) on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities — By Investment Age

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$375	$17	$51	$4	$426	$21
Other asset-backed securities	17	1	-	-	17	1
Total	$392	$18	$51	$4	$443	$22

	December 31, 2010
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$462	$14	$-	$-	$462	$14
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,047	17	-	-	1,047	17
Obligations of states and political subdivisions	105	7	-	-	105	7
Total	$1,614	$38	$-	$-	$1,614	$38

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $2 million at December 31, 2011 from $1 million at December 31, 2010.

At December 31, 2011 and 2010, there were 90 and 148 fixed maturity securities with an aggregate gross unrealized loss of $22 million and $38 million, respectively, of which the single largest unrealized loss was $5 million and $10 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $2 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $1 million were on deposit with the State of NY as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$223	East North Central	$151
Industrial	140	East South Central	2
Office buildings	322	Middle Atlantic	129
Retail	262	Mountain	54
Mixed use	3	New England	40
Other	76	Pacific	325
		South Atlantic	210
		West North Central	49
		West South Central	66

Provision for losses	(7)	Provision for losses	(7)

Total	$1,019	Total	$1,019

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$2	$9	$-	$4	$7

Year ended December 31, 2010	$-	$2	$-	$-	$2

The Company did not hold any investments in mortgage loans on real estate for the year ended December 31, 2009.

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $16 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $16 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $12 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$23	$16
Allowance for credit losses	(7)	(2)

Net impaired mortgage loans on real estate	$16	$14

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$20	$8	$-
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$29	$27
AA	129	108
A	247	210
BBB	582	426
BB	15	21
B & Lower, and unrated	17	14

Total mortgage loans	$1,019	$806

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate and agriculture was $2 million for the years ended December 31, 2011 and 2010. The Company did not own any investment real estate in 2009. Accumulated depreciation was $3 million and $2 million at December 31, 2011 and 2010, respectively.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 38% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2011 and 2010, total assets of JHIMS were $71 million and $68 million, respectively, and total liabilities of JHIMS were $69 million and $66 million, respectively. For the years ended December 31, 2011, 2010, and 2009, net income of JHIMS was $481 million, $440 million, and $328 million, respectively. The Company’s share of income earned from its investment in JHIMS was $175 million, $166 million, and $127 million for the years ended December 31, 2011, 2010, and 2009, respectively, and is included in net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$366	$345	$43
Mortgage loans on real estate	40	33	-
Investment real estate and agriculture	3	2	-
Policy loans	6	6	3
Short-term investments	1	-	2
Derivatives	23	13	-
Equity method investments and other (1)	182	171	127

Gross investment income	621	570	175

Less investment expenses	24	20	2

Less investment income ceded	98	88	-

Net investment income	$499	$462	$173

Net realized investment and other gains (losses)
Fixed maturities	$337	$16	$1
Mortgage loans on real estate	(7)	(1)	-
Derivatives	(24)	(185)	-
Other invested assets	-	1	-
Amounts credited to participating contract holders	(17)	(18)	-

Net realized investment and other gains (losses)	$289	$(187)	$1

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

The change in net unrealized gain on fixed maturities classified as held-for-trading of $13 million and $16 million is included in net realized investment and other gains (losses) for the years ended December 31, 2011 and 2010, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2009.

For 2011 and 2010, net investment income passed through to participating contract holders as interest credited to policyholder account balances amounted to $30 million and $29 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $345 million, $70 million, and $3 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $26 million, $68 million, and $1 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, there were no other-than-temporary impairments on available-for-sale securities for the years ended December 31, 2011, 2010, and 2009, respectively, recognized in the Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$42	$-
Capitalization (1)	-	56
Amortization	(8)	(8)
Change due to unrealized investment gains	(4)	(6)

Balance, end of year	$30	$42

(1)	Amount transferred from JHUSA on January 1, 2010 in connection with the NY transfer.

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$6
2013	5
2014	5
2015	4
2016	3

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$560	$551
Capitalization	55	76
Amortization	(136)	(58)
Change due to unrealized investment gains	(27)	(9)

Balance, end of year	$452	$560

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$35	$37
Capitalization	1	-
Amortization	(8)	(2)
Change due to unrealized investment gains	(2)	-

Balance, end of year	$26	$35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2010, the assets supporting the NY business were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions. The January 1, 2010 impact of these transfers on the Company’s Balance Sheet was an increase in total assets and total liabilities of $7,489 million and $7,364 million, respectively. There was no pre-tax impact at the time of transfer; revenues were offset against expenses of $1,023 million. The Company recorded a $125 million tax benefit related to this transfer. As of January 1, 2010, the Company recorded $56 million related to VOBA. As of December 31, 2010, the Company reported a receivable from JHUSA of $289 million and a payable to JHUSA of $325 million which was reported with amounts due from and amounts due to affiliates, respectively.

The NY business related to the closed block was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as financial reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business and $2,214 million and $2,133 million was recorded to the coinsurance funds withheld liability as of December 31, 2011 and 2010, respectively.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded modified coinsurance reserve adjustments of $6 million and $14 million, which reduced benefits to policyholders in the Statements of Operations for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, respectively, the Company recorded a reinsurance recoverable for cost of reinsurance of $8 million and $4 million, respectively. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $66 million, $65 million, and $41 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had accrued payables of $13 million and $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Effective December 28, 2009, in connection with the hedging risks associated with the Company’s variable annuity products, the Company entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under this agreement shall be determined at fair market value. Costs incurred under this agreement were $2 million, and $1 million, for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, the Company had no accrued payables.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Capital Stock Transactions

On March 30, 2009, the Company received a $282 million capital contribution from JHUSA in exchange for one share of common stock. The amount included $84 million in cash and fixed maturities with a fair value of $216 million, reduced by a deferred tax liability of $18 million. The deferred tax liability was recognized as the fixed maturities contributed had a cost basis of $164 million.

On December 21, 2009, the Company received a capital contribution from JHUSA of $200 million in cash.

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2011, 2010, and 2009, the Company was billed by JHD for underwriting commissions of $95 million, $101 million, and $100 million, respectively. The Company had accrued payables for services provided of $3 million and $5 million at December 31, 2011 and 2010, respectively.

The Company had receivables from JHIMS relating to distributions of $14 million and $15 million, which were included in accrued investment income at December 31, 2011 and 2010, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool Agreement effective January 1, 2010. The Company had $51 million and $401 million invested in this pool at December 31, 2011 and 2010, respectively, which were included in cash and cash equivalents on the Company’s Balance Sheets.

Note 6 — Reinsurance

The effect of reinsurance on life and fixed and variable annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Direct	$110	$110	$42

Assumed	22	1,090	-

Ceded	(58)	(36)	(15)

Net life and fixed and variable annuity premiums earned	$74	$1,164	$27

For the years ended December 31, 2011, 2010 and 2009, benefits to policyholders under life and annuity ceded reinsurance contracts were $95 million, $107 million, and $40 million, respectively.

At December 31, 2011, the Company had treaties with 27 reinsurers for its life insurance business (24 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims. In 2010, recoveries under these agreements totaled $73 million on $102 million of death claims. In 2009, recoveries under these agreements totaled $40 million on $42 million of death claims.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$47	$25	$-	$47	$14	$-

Cash flow hedges	Interest rate swaps	500	150	-	-	-	-

Total Derivatives in Hedging Relationships		$547	$175	$-	$47	$14	$-

Non-Hedging Relationships
	Interest rate swaps	$4,585	$486	$323	$975	$10	$33
	Interest rate futures	390	-	-	124	-	-
	Equity index futures	467	-	-	152	-	-
	Embedded derivatives – reinsurance contracts	-	-	263	-	-	107
	Embedded derivatives – participating pension contracts (1)	-	-	25	-	-	10
	Embedded derivatives – benefit guarantees (1)	-	74	102	-	47	37

Total Derivatives in Non-Hedging Relationships		5,442	560	713	1,251	57	187

Total Derivatives (2)		$5,989	$735	$713	$1,298	$71	$187

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as fair value hedges or cash flow hedges as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2011 and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following table shows the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)

Total		$10	$(12)	$(2)

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	2	(2)	-

Total		$2	$(2)	$-

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2011, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship. The Company had no cash flow hedges for the year ended December 31, 2010.

The following table presents the effects of derivatives in cash flow hedging relationships on the Statements of Operations and the Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-

Total		$97	$-	$-

The Company anticipates that pre-tax net gains of $0 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 5 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 11 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2011, 2010 and 2009, net losses related to derivatives in a non-hedge relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

For the years ended December 31,	2011	2010	2009
	(millions)
Non-Hedging Relationships
Interest rate swaps	$187	$(27)	$-
Interest rate futures	(14)	(1)	-
Equity index futures	(23)	(47)	-
Embedded derivatives	(172)	(110)	-

Total Investment Losses from Derivatives in Non-Hedging Relationships	(22)	$(185)	$-

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 13 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company had accepted collateral consisting of cash of $168 million and $0 million and various securities with a fair value of $181 million and $12 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $1 million and $13 million, respectively, which is included in available-for-sale fixed maturities on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$78	$63
Net amount at risk related to deposits	5	6
Average attained age of contract holders	48	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination benefit of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,425	$1,545
Net amount at risk — net of reinsurance	54	38
Average attained age of contract holders	65	65

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,491	$2,914
Net amount at risk — net of reinsurance	199	154
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$410	$483
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	63	61

Guaranteed Minimum Withdrawal Benefit
Account value	$2,821	$3,036
Net amount at risk	498	355
Average attained age of contract holders	64	64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in millions)
Type of Fund
Equity	$2,085	$2,477
Balanced	1,329	1,290
Bonds	522	571
Money Market	77	79

Total	$4,013	$4,417

The following table summarizes the liabilities for guarantees on variable contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$28	$6	$39	$73
Incurred guarantee benefits	(6)	-	-	(6)
Other reserve changes	6	4	67	77

Balance at December 31, 2011	28	10	106	144
Reinsurance recoverable	-	(74)	-	(74)

Net balance at December 31, 2011	$28	$(64)	$106	$70

Balance at January 1, 2010	$20	$6	$54	$80
Assumed reserves from NY transfer (1)	11	-	-	11
Incurred guarantee benefits	(9)	-	-	(9)
Other reserve changes	6	-	(15)	(9)

Balance at December 31, 2010	28	6	39	73
Reinsurance recoverable	-	(47)	-	(47)

Net balance at December 31, 2010	$28	$(41)	$39	$26

(1)	Amount assumed from JHUSA on January 1, 2010.

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset classes. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity lapse rates vary by contract type, commission type, duration, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations. The discount rates used for the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations are based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 9 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware, LLC (“MHDLLC”) merged into JHFC resulting in a new combined group. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$131	$69	$77

Deferred taxes:
Federal	(12)	(171)	31

Total income tax expense (benefit)	$119	$(102)	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations is as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$121	$28	$111
Add (deduct):
Prior year taxes	2	-	2
Tax credits	(1)	-	-
Dividends received deduction	(6)	(6)	(4)
Unrecognized tax benefits	3	1	-
Tax-exempt investment income	-	(125)	-
Other	-	-	(1)

Total income tax expense (benefit)	$119	$(102)	$108

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$197	$184
Tax credits	8	7
Unearned revenue	11	16
Other	8	-

Total deferred tax assets	224	207

Deferred tax liabilities:
Unrealized investment gains on securities	181	69
Deferred policy acquisition costs	71	86
Deferred sales inducements	10	12
Securities and other investments	45	20
Intangibles	14	15

Total deferred tax liabilities	321	202

Net deferred tax (liabilities) assets	$(97)	$5

At December 31, 2011 the Company had no operating loss carryforwards. At December 31, 2011, the Company had $8 million of tax credits, which consist of $4 million of alternative minimum tax credits and $4 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $69 million and $49 million in 2011 and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2004. In 2010, the Company's common parent MHDLLC merged into JHFC resulting in a new combined group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Beginning balance	$15	$17
Additions based on tax positions related to the current year	3	2
Reductions for tax positions of prior years	-	(4)

Ending balance	$18	$15

Included in the balances as of December 31, 2011 and 2010, respectively, are $18 million and $15 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, these items will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2004 through 2007 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $1 million in interest expense per year in 2011, 2010 and 2009. The Company had approximately $4 million and $3 million accrued for interest as of December 31, 2011 and 2010, respectively. The Company did not recognize material penalties during the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $36 million and $14 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments will expire in 2012.

The Company leases office space under operating lease agreements, which will expire in March 2015. Rental expenses were $63 thousand, $62 thousand, and $75 thousand for each of the years ended December 31, 2011, 2010, and 2009, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

Operating Leases

(in thousands)
2012	$40
2013	48
2014	49
2015	12

Total minimum lease payments	$149

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the NY State Insurance Department, the NY Attorney General, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain On Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2009	$27	$-	$27
Gross unrealized investment losses (net of deferred income tax benefit of $13)	(24)	-	(24)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax expense of $1)	2	-	2
Adjustment for policyholder liabilities (net of deferred income tax expense of $1)	3	-	3

Net unrealized investment losses	(20)	-	(20)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $1)	(2)	-	(2)

Balance at December 31, 2009	5	-	5

Gross unrealized investment gains (net of deferred income tax expense of $73)	134	-	134
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $5)	(12)	-	(12)

Net unrealized investment gains	121	-	121

Balance at December 31, 2010	126	-	126

Gross unrealized investment gains (net of deferred income tax expense of $212)	394	-	394
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $111)	(207)	-	(207)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax benefit of $18)	(33)	-	(33)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)	-	(42)

Net unrealized investment gains	112	-	112
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)	-	97	97

Balance at December 31, 2011	$238	$97	$335

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Net unrealized investment gains included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$507	$219	$14

Total	507	219	14

Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(74)	(23)	(6)
Policyholder liabilities	(66)	(1)	(1)
Deferred income taxes	(129)	(69)	(2)

Total	(269)	(93)	(9)

Net unrealized investment gains	$238	$126	$5

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is NY.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(282) million (unaudited), $(34) million, and $310 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $890 million (unaudited) and $1,019 million, respectively.

Under NY insurance law, no insurer may pay any shareholder dividends from any source other than earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). NY law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. The Company paid shareholder dividends to JHUSA in the amount of $0 million and $100 million for the years ended December 31, 2011 and 2010, respectively.

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a funded qualified defined benefit plan. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of the Plan transferred to MIC, along with the associated net liabilities. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, the defined benefit pension plan was amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Pension and Other Postretirement Benefit Plans - (continued)

The Company participates in the John Hancock Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of this plan transferred to MIC. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The Welfare Plan was amended effective January 1, 2007, whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

Note 13 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$8,350	$8,350	$7,813	$7,813
Held-for-trading	372	372	410	410
Mortgage loans on real estate	1,019	1,101	806	838
Policy loans	124	124	112	112
Short-term investments	54	54	67	67
Cash and cash equivalents	250	250	445	445
Derivatives:
Interest rate swap agreements	661	661	24	24
Embedded derivatives	74	74	47	47
Separate account assets	7,034	7,034	7,351	7,351

Total assets	$17,938	$18,020	$17,075	$17,107

Liabilities:
Guaranteed investment contracts and funding agreements	$91	$94	$765	$784
Fixed-rate deferred and immediate annuities	1,953	1,932	2,054	2,020
Supplementary contracts without life contingencies	7	7	5	5
Derivatives:
Interest rate swap agreements	323	323	33	33
Embedded derivatives	390	390	154	154

Total liabilities	$2,764	$2,746	$3,011	$2,996

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 effectively created the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Guaranteed investment contracts and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, foreign government and obligations of states and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-Term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. The fair values of short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,124	$-	$4,753	$371
Commercial mortgage-backed securities	703	-	703	-
Collateralized debt obligations	2	-	2	-
Other asset-backed securities	85	-	85	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,115	-	2,115	-
Obligations of states and political subdivisions	260	-	248	12
Debt securities issued by foreign governments	61	-	61	-

Total fixed maturities available-for-sale	8,350	-	7,967	383

Fixed maturities held-for-trading:
Corporate securities	236	-	229	7
Commercial mortgage-backed securities	73	-	73	-
Other asset-backed securities	8	-	8	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	38	-	38	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	363	9

Short-term investments	54	-	54	-
Derivative assets (1)	661	-	624	37
Separate account assets (3)	7,034	7,034	-	-
Embedded derivatives- benefit guarantees (2)	74	-	-	74

Total assets at fair value	$16,545	$7,034	$9,008	$503

Liabilities:
Derivative liabilities (1)	$323	$-	$323	$-
Embedded derivatives (2):
Reinsurance contracts	263	-	263	-
Participating pension contracts	25	-	25	-
Benefit guarantees	102	-	-	102

Total liabilities at fair value	$713	$-	$611	$102

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,183	$-	$4,928	$255
Commercial mortgage-backed securities	961	-	951	10
Collateralized debt obligations	10	-	10	-
Other asset-backed securities	63	-	63	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,301	-	1,301	-
Obligations of states and political subdivisions	214	-	207	7
Debt securities issued by foreign governments	81	-	81	-

Total fixed maturities available-for-sale	7,813	-	7,541	272

Fixed maturities held-for-trading:
Corporate securities	246	-	243	3
Commercial mortgage-backed securities	81	-	81	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	3	-	3	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	67	-	67	-
Obligations of states and political subdivisions	12	-	12	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	410	-	407	3

Short-term investments	67	-	67	-
Derivative assets (1)	24	-	24	-
Separate account assets (3)	7,351	7,351	-	-
Embedded derivatives- benefit guarantees (2)	47	-	-	47

Total assets at fair value	$15,712	$7,351	$8,039	$322

Liabilities:
Derivative liabilities (1)	33	-	33	-
Embedded derivatives (2)
Reinsurance contracts	107	-	107	-
Participating pension contracts	10	-	10	-
Benefit guarantees	37	-	-	37

Total liabilities at fair value	$187	$-	$150	$37

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(2)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(3)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in			Purchases	Issuances	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)		AOCI (2)				Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$255	$-		$19	$66	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-		-	-	-	(10)	-	-	-	-
Obligations of states and political subdivisions	7	-		1	4	-	-	-	-	12	-

Total fixed maturities available-for-sale	272	-		20	70	-	(16)	41	(4)	383	-

Fixed maturities held-for- trading:
Corporate debt securities	3	1		-	5	-	-	-	(2)	7	1
Obligations of states and political subdivisions	-	-		-	2	-	-	-	-	2

Total fixed maturities held-for-trading	3	1		-	7	-	-	-	(2)	9	1

Net derivatives	-	-		37	-	-	-	-	-	37	-
Net embedded derivatives	10	(38	)(4)	-	-	-	-	-	-	(28)	(38)

Total	$285	$(37)		$57	$77	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	Balance at January 1, 2010	Net realized/unrealized gains (losses) included in:		Purchases, issuances, and settlements (net)	Transfers		Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

		Earnings (1)	AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$-	$(2)	$14	$233	$26	$(16)	$255	$-
Commercial mortgage-backed securities	-	-	-	11	-	(1)	10	-
Obligations of states and political subdivisions	-	-	-	29	7	(29)	7	-

Total fixed maturities available-for-sale	-	(2)	14	273	33	(46)	272	-

Fixed maturities held-for- trading:
Corporate debt securities	-	-	-	4	-	(1)	3	-

Total fixed maturities held-for-trading	-	-	-	4	-	(1)	3	-
Net embedded derivatives	(12)	22 (4)	-	-	-	-	10	22

Total	$(12)	$20	$14	$277	$33	$(47)	$285	$22

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Statements of Operations.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests, which are reported at fair value only in the period in which impairment is recognized. The fair value of these securities is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance, (2) Wealth Management, which primarily serve retail customers, and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities and variable annuities. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	63	235	201	499
Net realized investment and other losses	229	65	(5)	289

Revenues	$632	$444	$199	$1,275

Net income	$90	$11	$126	$227

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$25	$150	$175
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	65	87	-	152
Income tax (benefit) expense	48	(1)	72	119
Segment assets	$5,422	$11,513	$2,288	$19,223

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2010
Revenues from external customers	$327	$1,122	$(3)	$1,446
Net investment income	40	224	198	462
Net realized investment and other losses	(75)	(104)	(8)	(187)

Revenues	$292	$1,242	$187	$1,721

Net income	$21	$39	$121	$181

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$1	$24	$141	$166
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	41	27	-	68
Income tax (benefit) expense	(106)	(60)	64	(102)
Segment assets	$4,264	$12,358	$1,714	$18,336

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2009
Revenues from external customers	$132	$93	$-	$225
Net investment income	17	19	137	173
Net realized investment and other gains	1	-	-	1

Revenues	$150	$112	$137	$399

Net (loss) income	$(13)	$134	$88	$209

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$20	$107	$127
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	23	91	-	114
Income tax (benefit) expense	(7)	68	47	108

The Company operates primarily in the United States and has no reportable major customers.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2011

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the “Account,” comprised of the following sub-accounts,

500 Index Trust B Series NAV	Capital Appreciation Value Trust Series II
500 Index Trust Series I	Core Allocation Plus Trust Series II
500 Index Trust Series II	Core Allocation Trust Series I
500 Index Trust Series NAV	Core Allocation Trust Series II
Active Bond Trust Series I	Core Balanced Trust Series I
Active Bond Trust Series II	Core Balanced Trust Series II
All Cap Core Trust Series I	Core Balanced Strategy Trust Series NAV
All Cap Core Trust Series II	Core Bond Trust Series II
All Cap Value Trust Series I	Core Disciplined Diversification Trust Series II
All Cap Value Trust Series II	Core Fundamental Holdings Trust Series II
American Asset Allocation Trust Series I	Core Fundamental Holdings Trust Series III
American Asset Allocation Trust Series II	Core Global Diversification Trust Series II
American Blue-Chip Income & Growth Trust Series II	Core Global Diversification Trust Series III
American Blue-Chip Income & Growth Trust Series III	Core Strategy Trust Series II
American Global Growth Trust Series II	Core Strategy Trust Series NAV
American Global Small Capitalization Trust Series II	Disciplined Diversification Trust Series II
American Global Small Capitalization Trust Series III	DWS Equity 500 Index
American Growth Trust Series II	Equity-Income Trust Series I
American Growth Trust Series III	Equity-Income Trust Series II
American Growth-Income Trust Series I	Financial Services Trust Series I
American Growth-Income Trust Series II	Financial Services Trust Series II
American Growth-Income Trust Series III	Founding Allocation Trust Series II
American High-Income Bond Trust Series II	Fundamental All Cap Core Trust Series II
American High-Income Bond Trust Series III	(Formerly, Optimized All Cap Trust Series II)
American International Trust Series II	Fundamental Holdings Trust Series II
American International Trust Series III	(Formerly, American Fundamental Holdings Trust Series II)
American New World Trust Series II	Fundamental Large Cap Value Trust Series II
American New World Trust Series III	(Formerly, Optimized Value Trust Series II)
Balanced Trust Series I	Fundamental Value Trust Series I
Blue Chip Growth Trust Series I	Fundamental Value Trust Series II
Blue Chip Growth Trust Series II	Global Bond Trust Series I
Bond PS Series II	Global Bond Trust Series II
Bond Trust Series I	Global Diversification Trust Series II
Bond Trust Series II	(Formerly, American Global Diversification Trust Series II)
Capital Appreciation Trust Series I	Global Trust Series I
Capital Appreciation Trust Series II

Report of Independent Registered Public Accounting Firm

Global Trust Series II

Health Sciences Trust Series I

Health Sciences Trust Series II

High Yield Trust Series I

High Yield Trust Series II

International Core Trust Series I

International Core Trust Series II

International Equity Index Trust A Series I

International Equity Index Trust A Series II

International Equity Index Trust B Series NAV

International Opportunities Trust Series II

International Small Company Trust Series I

International Small Company Trust Series II

International Value Trust Series I

International Value Trust Series II

Investment Quality Bond Trust Series I

Investment Quality Bond Trust Series II

Large Cap Trust Series I

Large Cap Trust Series II

Lifestyle Aggressive Trust Series I

Lifestyle Aggressive Trust Series II

Lifestyle Balanced Trust Series I

Lifestyle Balanced Trust Series II

Lifestyle Balanced PS Series II

Lifestyle Conservative Trust Series I

Lifestyle Conservative Trust Series II

Lifestyle Conservative PS Series II

Lifestyle Growth Trust Series I

Lifestyle Growth Trust Series II

Lifestyle Growth PS Series II

Lifestyle Moderate Trust Series I

Lifestyle Moderate Trust Series II

Lifestyle Moderate PS Series II

Mid Cap Index Trust Series I

Mid Cap Index Trust Series II

Mid Cap Stock Trust Series I

Mid Cap Stock Trust Series II

Mid Value Trust Series I

Mid Value Trust Series II

Money Market Trust Series I

Money Market Trust Series II

Money Market Trust B Series NAV

Mutual Shares Trust Series I

Natural Resources Trust Series II

PIMCO All Asset

Real Estate Securities Trust Series I

Real Estate Securities Trust Series II

Real Return Bond Trust Series II

Science & Technology Trust Series I

Science & Technology Trust Series II

Short Term Government Income Trust Series I

Short Term Government Income Trust Series II

Small Cap Growth Trust Series I

Small Cap Growth Trust Series II

Small Cap Index Trust Series I

Small Cap Index Trust Series II

Small Cap Opportunities Trust Series I

Small Cap Opportunities Trust Series II

Small Cap Value Trust Series II

Small Company Value Trust Series I

Small Company Value Trust Series II

Smaller Company Growth Trust Series I

Smaller Company Growth Trust Series II

Strategic Income Opportunities Trust Series I

Strategic Income Opportunities Trust Series II

Total Bond Market Trust A Series II

Total Bond Market Trust A Series NAV

Total Return Trust Series I

Total Return Trust Series II

Total Stock Market Index Trust Series I

Total Stock Market Index Trust Series II

Ultra Short Term Bond Trust Series I

Ultra Short Term Bond Trust Series II

Utilities Trust Series I

Utilities Trust Series II

Value Trust Series I

Value Trust Series II

as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the American Bond Trust Series II, American Bond Trust Series III, High Income Trust Series II, Large Cap Value Trust Series I, and Large Cap Value Trust Series II sub-accounts for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2011, and the results of their operations and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	500 Index Trust B Series NAV	500 Index Trust Series I	500 Index Trust Series II	500 Index Trust Series NAV	Active Bond Trust Series I	Active Bond Trust Series II
Total Assets
Investments at fair value	$5,927,609	$2,126,699	$9,130,381	$1,355,285	$3,434,237	$40,172,045

Net Assets
Contracts in accumulation	$5,927,609	$2,126,699	$9,116,504	$1,355,285	$3,434,237	$40,172,045
Contracts in payout (annuitization)	—	—	13,877	—	—	—

Total net assets	$5,927,609	$2,126,699	$9,130,381	$1,355,285	$3,434,237	$40,172,045

Units outstanding	555,214	201,124	644,068	76,753	205,461	2,440,709
Unit value	$10.68	$10.57	$14.18	$17.66	$16.71	$16.46

Shares	377,314	193,688	834,587	125,257	353,317	4,124,440
Cost	$6,651,165	$1,977,722	$8,664,726	$1,301,938	$3,311,350	$38,775,006

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	All Cap Core Trust Series I	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II
Total Assets
Investments at fair value	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,834,789	$95,874,031

Net Assets
Contracts in accumulation	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,825,436	$95,874,031
Contracts in payout (annuitization)	—	—	—	—	9,353	—

Total net assets	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,834,789	$95,874,031

Units outstanding	185,841	62,855	79,637	232,813	590,511	8,338,609
Unit value	$15.39	$15.30	$16.37	$17.18	$11.57	$11.50

Shares	173,997	58,597	163,541	502,620	624,752	8,755,620
Cost	$2,399,588	$1,077,563	$1,286,196	$3,943,875	$5,512,761	$84,627,768

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Blue-Chip Income & Growth Trust Series II	American Blue-Chip Income & Growth Trust Series III	American Global Growth Trust Series II	American Global Small Capitalization Trust Series II	American Global Small Capitalization Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,106,396

Net Assets
Contracts in accumulation	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,096,438
Contracts in payout (annuitization)	—	—	—	—	—	9,958

Total net assets	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,106,396

Units outstanding	459,056	47,330	1,022,128	434,732	1,154	6,865,890
Unit value	$16.47	$11.73	$10.86	$9.21	$10.03	$17.06

Shares	684,117	50,323	1,099,975	497,564	1,437	7,896,588
Cost	$8,926,760	$549,169	$11,564,169	$4,056,573	$11,604	$121,945,523

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Growth Trust Series III	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American High-Income Bond Trust Series II	American High- Income Bond Trust Series III
Total Assets
Investments at fair value	$344,831	$6,692,028	$104,382,302	$145,693	$5,229,073	$267,355

Net Assets
Contracts in accumulation	$344,831	$6,692,028	$104,373,426	$145,693	$5,229,073	$267,355
Contracts in payout (annuitization)	—	—	8,876	—	—	—

Total net assets	$344,831	$6,692,028	$104,382,302	$145,693	$5,229,073	$267,355

Units outstanding	30,029	404,268	6,771,046	12,491	383,113	17,333
Unit value	$11.48	$16.55	$15.42	$11.66	$13.65	$15.42

Shares	23,284	464,724	7,258,853	10,139	509,160	26,084
Cost	$341,337	$5,215,750	$113,731,082	$150,396	$5,331,321	$276,522

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American International Trust Series II	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Balanced Trust Series I	Blue Chip Growth Trust Series I
Total Assets
Investments at fair value	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,317,994

Net Assets
Contracts in accumulation	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,286,479
Contracts in payout (annuitization)	—	—	—	—	—	31,515

Total net assets	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,317,994

Units outstanding	3,466,530	30,738	437,178	1,884	1,730	913,838
Unit value	$19.06	$10.38	$12.02	$11.54	$16.57	$20.05

Shares	4,797,375	23,245	452,698	1,878	1,770	891,821
Cost	$79,421,515	$356,508	$5,615,383	$25,470	$30,020	$14,761,979

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Blue Chip Growth Trust Series II	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II
Total Assets
Investments at fair value	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704

Net Assets
Contracts in accumulation	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704

Units outstanding	1,018,057	9,353	65,741	6,556,104	1,056,091	558,427
Unit value	$15.22	$12.68	$12.58	$12.56	$9.68	$14.80

Shares	759,336	9,368	60,703	6,036,940	1,028,651	840,967
Cost	$13,771,306	$119,873	$840,495	$83,616,827	$9,322,759	$7,492,120

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Capital Appreciation Value Trust Series II	Core Allocation Plus Trust Series II	Core Allocation Trust Series I	Core Allocation Trust Series II	Core Balanced Trust Series I	Core Balanced Trust Series II
Total Assets
Investments at fair value	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845

Net Assets
Contracts in accumulation	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845

Units outstanding	1,567,890	761,664	3,357	558,691	2,228	1,021,384
Unit value	$13.11	$11.26	$15.90	$15.93	$16.25	$16.51

Shares	1,788,798	864,218	3,560	593,611	2,234	1,039,818
Cost	$17,478,372	$7,592,310	$53,216	$9,086,183	$34,945	$16,354,400

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Balanced Strategy Trust Series NAV	Core Bond Trust Series II	Core Disciplined Diversification Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series II
Total Assets
Investments at fair value	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510

Net Assets
Contracts in accumulation	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510

Units outstanding	12,834	62,059	887,182	1,403,537	1,917	1,354,788
Unit value	$15.01	$16.23	$16.41	$15.77	$15.85	$15.40

Shares	13,369	72,900	902,635	1,426,675	1,960	1,391,167
Cost	$181,726	$977,625	$14,722,589	$21,636,508	$31,096	$21,622,411

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Global Diversification Trust Series III	Core Strategy Trust Series II	Core Strategy Trust Series NAV	Disciplined Diversification Trust Series II	DWS Equity 500 Index	Equity-Income Trust Series I
Total Assets
Investments at fair value	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,823,365

Net Assets
Contracts in accumulation	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,805,432
Contracts in payout (annuitization)	—	—	—	—	—	17,933

Total net assets	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,823,365

Units outstanding	10,740	4,060,704	26,942	683,087	204,725	881,322
Unit value	$15.39	$13.31	$15.72	$12.28	$19.60	$28.17

Shares	11,032	4,343,765	34,146	714,060	304,479	1,838,768
Cost	$166,806	$51,977,360	$379,220	$6,755,175	$3,958,181	$27,989,007

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Equity- Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II (a)	Fundamental Holdings Trust Series II (b)
Total Assets
Investments at fair value	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577

Net Assets
Contracts in accumulation	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577

Units outstanding	1,637,805	42,924	293,018	7,856,654	380,583	6,508,089
Unit value	$14.90	$11.93	$12.43	$10.34	$16.99	$11.26

Shares	1,812,140	48,665	347,570	8,530,450	518,397	7,268,212
Cost	$26,184,351	$496,637	$3,636,417	$85,617,324	$8,058,370	$63,696,688

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Fundamental Large Cap Value Trust Series II (c)	Fundamental Value Trust Series I	Fundamental Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II	Global Diversification Trust Series II (d)
Total Assets
Investments at fair value	$2,064,005	$23,526,649	$31,371,835	$3,147,798	$16,608,422	$46,024,166

Net Assets
Contracts in accumulation	$2,064,005	$23,524,552	$31,371,835	$3,147,798	$16,608,422	$46,024,166
Contracts in payout (annuitization)	—	2,097	—	—	—	—

Total net assets	$2,064,005	$23,526,649	$31,371,835	$3,147,798	$16,608,422	$46,024,166

Units outstanding	151,195	1,708,893	2,185,488	96,263	780,411	4,182,897
Unit value	$13.65	$13.77	$14.35	$32.70	$21.28	$11.00

Shares	206,814	1,723,564	2,301,675	237,929	1,263,959	4,809,213
Cost	$2,646,232	$18,227,611	$29,649,092	$3,085,487	$15,561,326	$42,377,813

(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$7,575,319	$4,280,218	$1,860,873	$6,568,073	$2,402,091	$6,914,694

Net Assets
Contracts in accumulation	$7,569,187	$4,280,218	$1,860,873	$6,568,073	$2,395,166	$6,913,713
Contracts in payout (annuitization)	6,132	—	—	—	6,925	981

Total net assets	$7,575,319	$4,280,218	$1,860,873	$6,568,073	$2,402,091	$6,914,694

Units outstanding	313,686	304,983	84,157	283,980	129,019	354,042
Unit value	$24.15	$14.03	$22.11	$23.13	$18.62	$19.53

Shares	569,145	322,548	109,592	395,667	439,944	1,248,140
Cost	$8,242,393	$5,525,919	$1,612,794	$5,540,215	$2,954,893	$8,421,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust A Series I	International Equity Index Trust A Series II	International Equity Index Trust B Series NAV	International Opportunities Trust Series II
Total Assets
Investments at fair value	$1,652,142	$1,608,520	$1,491,433	$4,380,160	$2,188,644	$2,490,199

Net Assets
Contracts in accumulation	$1,647,376	$1,608,520	$1,491,005	$4,380,160	$2,188,644	$2,490,199
Contracts in payout (annuitization)	4,766	—	428	—	—	—

Total net assets	$1,652,142	$1,608,520	$1,491,433	$4,380,160	$2,188,644	$2,490,199

Units outstanding	131,636	112,716	92,388	280,963	239,420	195,583
Unit value	$12.55	$14.27	$16.14	$15.59	$9.14	$12.73

Shares	192,109	185,527	167,201	490,500	166,184	236,936
Cost	$2,271,926	$1,925,885	$2,034,063	$6,093,071	$2,831,265	$2,781,852

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II
Total Assets
Investments at fair value	$1,923,722	$4,290,826	$5,423,949	$11,757,299	$5,886,983	$22,732,761

Net Assets
Contracts in accumulation	$1,923,215	$4,290,826	$5,422,364	$11,757,299	$5,872,126	$22,732,761
Contracts in payout (annuitization)	507	—	1,585	—	14,857	—

Total net assets	$1,923,722	$4,290,826	$5,423,949	$11,757,299	$5,886,983	$22,732,761

Units outstanding	157,000	352,954	359,782	708,414	221,979	1,246,358
Unit value	$12.25	$12.16	$15.08	$16.60	$26.52	$18.24

Shares	222,911	497,199	529,166	1,148,173	502,731	1,939,656
Cost	$2,014,369	$4,560,179	$7,589,453	$15,725,888	$5,640,299	$21,787,865

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Large Cap Trust Series I	Large Cap Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,882,405	$834,569,186

Net Assets
Contracts in accumulation	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,866,658	$834,362,857
Contracts in payout (annuitization)	—	—	—	—	15,747	206,329

Total net assets	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,882,405	$834,569,186

Units outstanding	736,137	86,064	151,007	1,722,662	1,379,705	52,930,700
Unit value	$12.91	$12.73	$14.48	$15.72	$18.03	$15.77

Shares	796,464	92,062	285,415	3,543,821	2,180,754	73,465,598
Cost	$12,098,197	$1,240,300	$2,370,575	$29,906,497	$24,906,755	$868,234,665

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II
Total Assets
Investments at fair value	$3,438,305	$9,858,845	$215,911,659	$2,242,153	$16,595,777	$893,279,974

Net Assets
Contracts in accumulation	$3,438,305	$9,838,420	$215,911,659	$2,242,153	$16,595,777	$893,126,399
Contracts in payout (annuitization)	—	20,425	—	—	—	153,575

Total net assets	$3,438,305	$9,858,845	$215,911,659	$2,242,153	$16,595,777	$893,279,974

Units outstanding	281,979	470,217	12,905,205	178,757	1,015,784	59,614,348
Unit value	$12.19	$20.97	$16.73	$12.54	$16.34	$14.98

Shares	291,382	784,940	17,272,933	181,404	1,519,760	81,952,291
Cost	$3,435,909	$9,353,241	$205,482,941	$2,244,808	$17,949,477	$977,526,470

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923

Net Assets
Contracts in accumulation	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923

Units outstanding	600,423	570,648	19,553,978	180,031	60,738	554,570
Unit value	$11.96	$19.62	$16.07	$12.36	$20.56	$18.38

Shares	627,931	945,620	26,656,236	184,776	74,551	610,049
Cost	$7,090,175	$10,859,820	$301,901,511	$2,225,481	$1,196,234	$9,665,218

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$7,589,031	$13,817,236	$2,963,981	$9,905,528	$9,186,927	$60,031,633

Net Assets
Contracts in accumulation	$7,589,031	$13,817,236	$2,953,115	$9,905,528	$9,173,716	$60,031,633
Contracts in payout (annuitization)	—	—	10,866	—	13,211	—

Total net assets	$7,589,031	$13,817,236	$2,963,981	$9,905,528	$9,186,927	$60,031,633

Units outstanding	490,026	736,512	183,859	619,332	571,821	4,853,700
Unit value	$15.49	$18.76	$16.12	$15.99	$16.07	$12.37

Shares	591,507	1,101,853	282,553	943,384	9,186,927	60,031,633
Cost	$8,513,387	$15,347,999	$2,131,064	$7,264,560	$9,186,927	$60,031,633

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,590,419	$8,890,201

Net Assets
Contracts in accumulation	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,587,295	$8,890,201
Contracts in payout (annuitization)	—	—	—	—	3,124	—

Total net assets	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,590,419	$8,890,201

Units outstanding	241,734	53,435	421,833	203,320	78,660	351,490
Unit value	$12.29	$11.45	$28.18	$17.27	$32.93	$25.29

Shares	2,970,881	63,377	1,187,551	333,719	211,290	723,958
Cost	$2,970,881	$605,871	$12,411,938	$3,632,672	$2,297,963	$6,928,929

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$8,238,885	$5,970,649	$4,780,221	$8,724,302	$8,326,510	$21,464

Net Assets
Contracts in accumulation	$8,238,885	$5,954,022	$4,780,221	$8,724,302	$8,326,510	$21,464
Contracts in payout (annuitization)	—	16,627	—	—	—	—

Total net assets	$8,238,885	$5,970,649	$4,780,221	$8,724,302	$8,326,510	$21,464

Units outstanding	459,618	503,132	300,417	683,436	656,081	1,741
Unit value	$17.93	$11.87	$15.91	$12.77	$12.69	$12.33

Shares	667,116	382,734	311,415	674,733	643,471	2,338
Cost	$8,035,584	$4,734,102	$4,101,898	$8,703,603	$8,337,644	$25,593

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,534,145	$449,536	$7,352,565	$1,125,686	$5,726,956	$3,469,503

Net Assets:
Contracts in accumulation	$2,534,145	$449,536	$7,345,099	$1,125,686	$5,726,956	$3,469,503
Contracts in payout (annuitization)	—	—	7,466	—	—	—

Total net assets	$2,534,145	$449,536	$7,352,565	$1,125,686	$5,726,956	$3,469,503

Units outstanding	157,692	27,598	436,104	54,741	289,029	200,891
Unit value	$16.07	$16.29	$16.86	$20.56	$19.81	$17.27

Shares	280,636	34,185	560,409	59,434	304,950	183,669
Cost	$2,789,869	$433,203	$7,971,879	$1,122,218	$5,487,014	$2,978,930

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Company Value Trust Series I	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II
Total Assets
Investments at fair value	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,540,270

Net Assets
Contracts in accumulation	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,537,095
Contracts in payout (annuitization)	—	—	—	—	—	3,175

Total net assets	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,540,270

Units outstanding	152,124	559,869	123,384	163,832	309,442	580,262
Unit value	$24.66	$19.51	$14.81	$14.72	$18.51	$18.16

Shares	223,152	655,793	111,817	148,203	449,258	824,747
Cost	$3,687,081	$10,881,669	$1,587,618	$2,072,496	$6,526,911	$11,929,169

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Total Bond Market Trust A Series II	Total Bond Market Trust A Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II
Total Assets
Investments at fair value	$5,218,220	$990,599	$15,653,367	$29,433,677	$415,454	$7,179,834

Net Assets
Contracts in accumulation	$5,218,220	$990,599	$15,626,150	$29,424,987	$415,454	$7,179,834
Contracts in payout (annuitization)	—	—	27,217	8,690	—	—

Total net assets	$5,218,220	$990,599	$15,653,367	$29,433,677	$415,454	$7,179,834

Units outstanding	360,361	68,575	710,844	1,576,303	35,277	466,123
Unit value	$14.48	$14.45	$22.02	$18.67	$11.78	$15.40

Shares	364,656	69,273	1,133,481	2,132,875	35,846	620,556
Cost	$5,220,951	$974,755	$15,753,973	$29,542,521	$417,576	$7,269,933

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,240,293	$3,236,098

Net Assets
Contracts in accumulation	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,237,696	$3,236,098
Contracts in payout (annuitization)	—	—	—	—	2,597	—

Total net assets	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,240,293	$3,236,098

Units outstanding	1,586	448,287	92,288	155,206	154,743	175,393
Unit value	$12.39	$12.25	$20.44	$30.90	$27.40	$18.45

Shares	1,611	450,107	158,230	405,009	255,747	195,653
Cost	$19,953	$5,561,597	$1,855,447	$4,693,536	$4,441,655	$3,105,040

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust B Series NAV		500 Index Trust Series I		500 Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$108,067	$105,318	$33,724	$34,615	$123,900	$120,064
Expenses:
Mortality and expense risk and administrative charges	(95,856)	(93,078)	(38,458)	(40,244)	(152,073)	(157,578)

Net investment income (loss)	12,211	12,240	(4,734)	(5,629)	(28,173)	(37,514)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	5,898	—	22,734	—
Net realized gain (loss)	(128,769)	(233,355)	(39,312)	(118,783)	50,000	(296,976)

Realized gains (losses)	(128,769)	(233,355)	(33,414)	(118,783)	72,734	(296,976)

Unrealized appreciation (depreciation) during the period	136,041	972,425	35,649	434,632	(19,993)	1,538,024

Net increase (decrease) in contract owners’ equity from operations	19,483	751,310	(2,499)	310,220	24,568	1,203,534

Changes from principal transactions:
Purchase payments	92,372	41,392	11,251	20,179	46,883	62,317
Transfers between sub-accounts and the company	(113,080)	(121,929)	(60,701)	(93,910)	(632,606)	98,440
Withdrawals	(398,820)	(319,626)	(405,667)	(355,795)	(920,197)	(893,181)
Annual contract fee	(33,189)	(33,741)	(1,864)	(2,384)	(36,259)	(37,685)

Net increase (decrease) in contract owners’ equity from principal transactions	(452,717)	(433,904)	(456,981)	(431,910)	(1,542,179)	(770,109)

Total increase (decrease) in contract owners’ equity	(433,234)	317,406	(459,480)	(121,690)	(1,517,611)	433,425
Contract owners’ equity at beginning of period	6,360,843	6,043,437	2,586,179	2,707,869	10,647,992	10,214,567

Contract owners’ equity at end of period	$5,927,609	$6,360,843	$2,126,699	$2,586,179	$9,130,381	$10,647,992

	2011	2010	2011	2010	2011	2010
Units, beginning of period	597,448	641,987	244,336	288,558	749,755	810,761
Units issued	10,949	22,517	17,613	16,108	26,149	60,268
Units redeemed	53,183	67,056	60,825	60,330	131,836	121,274

Units, end of period	555,214	597,448	201,124	244,336	644,068	749,755

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust Series NAV		Active Bond Trust Series I		Active Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$22,243	$12,054	$189,283	$306,751	$2,083,021	$3,244,956
Expenses:
Mortality and expense risk and administrative charges	(11,531)	(5,001)	(58,084)	(68,937)	(715,496)	(750,297)

Net investment income (loss)	10,712	7,053	131,199	237,814	1,367,525	2,494,659

Realized gains (losses) on investments:
Capital gain distributions received	3,329	—	—	—	—	—
Net realized gain (loss)	22,723	11,276	39,807	22,331	488,327	147,195

Realized gains (losses)	26,052	11,276	39,807	22,331	488,327	147,195

Unrealized appreciation (depreciation) during the period	(34,882)	78,299	(12,542)	247,186	(29,200)	2,544,305

Net increase (decrease) in contract owners’ equity from operations	1,882	96,628	158,464	507,331	1,826,652	5,186,159

Changes from principal transactions:
Purchase payments	290,827	554,582	1,275	300	159,740	303,416
Transfers between sub-accounts and the company	150,558	115,661	(41,708)	103,179	(3,238,265)	(455,973)
Withdrawals	(27,941)	(12,490)	(780,240)	(1,309,796)	(6,087,201)	(3,976,577)
Annual contract fee	(18,454)	(23,531)	(2,497)	(2,823)	(154,980)	(171,135)

Net increase (decrease) in contract owners’ equity from principal transactions	394,990	634,222	(823,170)	(1,209,140)	(9,320,706)	(4,300,269)

Total increase (decrease) in contract owners’ equity	396,872	730,850	(664,706)	(701,809)	(7,494,054)	885,890
Contract owners’ equity at beginning of period	958,413	227,563	4,098,943	4,800,752	47,666,099	46,780,209

Contract owners’ equity at end of period	$1,355,285	$958,413	$3,434,237	$4,098,943	$40,172,045	$47,666,099

	2011	2010	2011	2010	2011	2010
Units, beginning of period	54,645	14,732	255,460	335,545	3,013,411	3,309,048
Units issued	31,552	44,293	5,859	15,218	140,751	300,127
Units redeemed	9,444	4,380	55,858	95,303	713,453	595,764

Units, end of period	76,753	54,645	205,461	255,460	2,440,709	3,013,411

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series II		All Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$30,690	$34,593	$8,346	$8,690	$4,819	$5,980
Expenses:
Mortality and expense risk and administrative charges	(46,841)	(51,034)	(17,114)	(16,791)	(24,527)	(27,298)

Net investment income (loss)	(16,151)	(16,441)	(8,768)	(8,101)	(19,708)	(21,318)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	131,705	103,202	(4,539)	(19,194)	(30,734)	(217,101)

Realized gains (losses)	131,705	103,202	(4,539)	(19,194)	(30,734)	(217,101)

Unrealized appreciation (depreciation) during the period	(139,144)	279,796	(5,621)	138,557	(41,378)	490,140

Net increase (decrease) in contract owners’ equity from operations	(23,590)	366,557	(18,928)	111,262	(91,820)	251,721

Changes from principal transactions:
Purchase payments	1,603	7,920	6,567	9,395	849	924
Transfers between sub-accounts and the company	(142,729)	(87,651)	(51,835)	(10,020)	(121,434)	(116,509)
Withdrawals	(432,863)	(615,384)	(84,794)	(73,077)	(207,883)	(216,505)
Annual contract fee	(2,598)	(3,010)	(5,071)	(5,365)	(1,076)	(1,504)

Net increase (decrease) in contract owners’ equity from principal transactions	(576,587)	(698,125)	(135,133)	(79,067)	(329,544)	(333,594)

Total increase (decrease) in contract owners’ equity	(600,177)	(331,568)	(154,061)	32,195	(421,364)	(81,873)
Contract owners’ equity at beginning of period	3,460,680	3,792,248	1,115,631	1,083,436	1,724,788	1,806,661

Contract owners’ equity at end of period	$2,860,503	$3,460,680	$961,570	$1,115,631	$1,303,424	$1,724,788

	2011	2010	2011	2010	2011	2010
Units, beginning of period	222,732	283,207	72,091	77,751	99,334	121,385
Units issued	1,463	1,958	4,006	1,532	4,589	1,084
Units redeemed	38,354	62,433	13,242	7,192	24,286	23,135

Units, end of period	185,841	222,732	62,855	72,091	79,637	99,334

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Value Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$6,150	$7,182	$105,319	$125,098	$1,334,852	$1,478,405
Expenses:
Mortality and expense risk and administrative charges	(72,140)	(75,227)	(112,696)	(128,065)	(1,554,323)	(1,550,407)

Net investment income (loss)	(65,990)	(68,045)	(7,377)	(2,967)	(219,471)	(72,002)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	3,126	—	37,605
Net realized gain (loss)	(475,786)	(481,062)	464,077	500,619	(1,304,815)	(2,165,340)

Realized gains (losses)	(475,786)	(481,062)	464,077	503,745	(1,304,815)	(2,127,735)

Unrealized appreciation (depreciation) during the period	294,796	1,274,706	(481,302)	319,058	1,071,819	12,238,742

Net increase (decrease) in contract owners’ equity from operations	(246,980)	725,599	(24,602)	819,836	(452,467)	10,039,005

Changes from principal transactions:
Purchase payments	13,702	78,396	43,819	23,328	1,030,718	1,975,790
Transfers between sub-accounts and the company	(5,094)	(110,692)	(294,370)	(244,059)	(4,502,945)	(1,764,611)
Withdrawals	(744,181)	(415,266)	(1,152,681)	(2,059,425)	(7,131,200)	(3,481,384)
Annual contract fee	(14,330)	(15,644)	(5,479)	(6,446)	(620,550)	(618,942)

Net increase (decrease) in contract owners’ equity from principal transactions	(749,903)	(463,206)	(1,408,711)	(2,286,602)	(11,223,977)	(3,889,147)

Total increase (decrease) in contract owners’ equity	(996,883)	262,393	(1,433,313)	(1,466,766)	(11,676,444)	6,149,858
Contract owners’ equity at beginning of period	4,997,742	4,735,349	8,268,102	9,734,868	107,550,475	101,400,617

Contract owners’ equity at end of period	$4,000,859	$4,997,742	$6,834,789	$8,268,102	$95,874,031	$107,550,475

	2011	2010	2011	2010	2011	2010
Units, beginning of period	272,008	299,688	710,831	924,283	9,291,199	9,657,714
Units issued	29,461	12,618	26,080	40,319	155,491	296,640
Units redeemed	68,656	40,298	146,400	253,771	1,108,081	663,155

Units, end of period	232,813	272,008	590,511	710,831	8,338,609	9,291,199

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Blue-Chip Income & Growth Trust Series II		American Blue-Chip Income & Growth Trust Series III		American Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$92,184	$104,336	$9,773	$5,821	$—	$2,171,143
Expenses:
Mortality and expense risk and administrative charges	(134,775)	(145,990)	(4,572)	(1,912)	(1,185,419)	(1,442,690)

Net investment income (loss)	(42,591)	(41,654)	5,201	3,909	(1,185,419)	728,453

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(906,492)	(965,347)	5,734	3,430	501,414	(1,319,168)

Realized gains (losses)	(906,492)	(965,347)	5,734	3,430	501,414	(1,319,168)

Unrealized appreciation (depreciation) during the period	689,336	1,874,262	(22,136)	24,011	3,242,535	4,441,039

Net increase (decrease) in contract owners’ equity from operations	(259,747)	867,261	(11,201)	31,350	2,558,530	3,850,324

Changes from principal transactions:
Purchase payments	39,218	67,466	117,928	208,768	461,121	833,317
Transfers between sub-accounts and the company	(311,948)	(523,530)	105,695	47,956	(90,503,739)	1,370,069
Withdrawals	(1,312,092)	(888,313)	(14,976)	(4,482)	(5,101,580)	(6,129,807)
Annual contract fee	(31,414)	(32,814)	(7,096)	(8,884)	(352,427)	(453,304)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,616,236)	(1,377,191)	201,551	243,358	(95,496,625)	(4,379,725)

Total increase (decrease) in contract owners’ equity	(1,875,983)	(509,930)	190,350	274,708	(92,938,095)	(529,401)
Contract owners’ equity at beginning of period	9,435,469	9,945,399	364,714	90,006	92,938,095	93,467,496

Contract owners’ equity at end of period	$7,559,486	$9,435,469	$555,064	$364,714	$—	$92,938,095

	2011	2010	2011	2010	2011	2010
Units, beginning of period	556,024	645,237	30,505	8,370	6,924,316	7,265,638
Units issued	18,797	28,199	21,536	24,110	252,622	950,022
Units redeemed	115,765	117,412	4,711	1,975	7,176,939	1,291,344

Units, end of period	459,056	556,024	47,330	30,505	—	6,924,316

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Bond Trust Series III		American Global Growth Trust Series II		American Global Small Capitalization Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$15,058	$93,016	$123,197	$33,372	$53,936
Expenses:
Mortality and expense risk and administrative charges	(5,489)	(2,700)	(191,875)	(202,427)	(71,962)	(74,325)

Net investment income (loss)	(5,489)	12,358	(98,859)	(79,230)	(38,590)	(20,389)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	15,012
Net realized gain (loss)	26,577	1,770	(394,996)	(569,944)	(3,630)	(477,466)

Realized gains (losses)	26,577	1,770	(394,996)	(569,944)	(3,630)	(462,454)

Unrealized appreciation (depreciation) during the period	5,201	(3,769)	(789,374)	1,896,871	(994,794)	1,381,325

Net increase (decrease) in contract owners’ equity from operations	26,289	10,359	(1,283,229)	1,247,697	(1,037,014)	898,482

Changes from principal transactions:
Purchase payments	199,591	312,824	48,037	145,596	64,713	52,168
Transfers between sub-accounts and the company	(747,632)	98,114	(634,450)	(318,609)	91,363	(222,473)
Withdrawals	(6,622)	(5,114)	(905,152)	(432,525)	(380,919)	(227,481)
Annual contract fee	(9,282)	(13,046)	(68,181)	(73,407)	(24,546)	(25,503)

Net increase (decrease) in contract owners’ equity from principal transactions	(563,945)	392,778	(1,559,746)	(678,945)	(249,389)	(423,289)

Total increase (decrease) in contract owners’ equity	(537,656)	403,137	(2,842,975)	568,752	(1,286,403)	475,193
Contract owners’ equity at beginning of period	537,656	134,519	13,941,723	13,372,971	5,291,796	4,816,603

Contract owners’ equity at end of period	$—	$537,656	$11,098,748	$13,941,723	$4,005,393	$5,291,796

	2011	2010	2011	2010	2011	2010
Units, beginning of period	40,945	10,793	1,145,847	1,203,593	454,695	496,793
Units issued	24,118	32,280	85,136	134,468	64,574	99,026
Units redeemed	65,063	2,128	208,855	192,214	84,537	141,124

Units, end of period	—	40,945	1,022,128	1,145,847	434,732	454,695

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$159	$153	$105,087	$252,241	$2,142	$1,618
Expenses:
Mortality and expense risk and administrative charges	(97)	(80)	(2,040,395)	(2,100,364)	(3,104)	(1,244)

Net investment income (loss)	62	73	(1,935,308)	(1,848,123)	(962)	374

Realized gains (losses) on investments:
Capital gain distributions received	—	31	—	—	—	—
Net realized gain (loss)	256	415	(7,245,731)	(9,696,901)	5,652	3,527

Realized gains (losses)	256	446	(7,245,731)	(9,696,901)	5,652	3,527

Unrealized appreciation (depreciation) during the period	(2,742)	1,436	2,126,472	32,357,393	(24,907)	26,818

Net increase (decrease) in contract owners’ equity from operations	(2,424)	1,955	(7,054,567)	20,812,369	(20,217)	30,719

Changes from principal transactions:
Purchase payments	240	283	641,989	1,104,341	67,755	159,865
Transfers between sub-accounts and the company	4,762	(889)	(262,120)	(8,200,594)	58,905	30,180
Withdrawals	(1,207)	7	(13,330,560)	(9,934,464)	(11,118)	(4,026)
Annual contract fee	(103)	(93)	(537,064)	(571,547)	(4,842)	(6,604)

Net increase (decrease) in contract owners’ equity from principal transactions	3,692	(692)	(13,487,755)	(17,602,264)	110,700	179,415

Total increase (decrease) in contract owners’ equity	1,268	1,263	(20,542,322)	3,210,105	90,483	210,134
Contract owners’ equity at beginning of period	10,304	9,041	137,648,718	134,438,613	254,348	44,214

Contract owners’ equity at end of period	$11,572	$10,304	$117,106,396	$137,648,718	$344,831	$254,348

	2011	2010	2011	2010	2011	2010
Units, beginning of period	822	876	7,522,530	8,519,369	20,995	4,287
Units issued	460	72	485,159	354,258	12,809	18,712
Units redeemed	128	126	1,141,799	1,351,097	3,775	2,004

Units, end of period	1,154	822	6,865,890	7,522,530	30,029	20,995

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$82,286	$91,176	$1,160,285	$1,151,008	$2,314	$292
Expenses:
Mortality and expense risk and administrative charges	(119,442)	(131,558)	(1,821,174)	(1,892,756)	(761)	(157)

Net investment income (loss)	(37,156)	(40,382)	(660,889)	(741,748)	1,553	135

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	554,919	388,345	(4,784,669)	(5,437,509)	318	354

Realized gains (losses)	554,919	388,345	(4,784,669)	(5,437,509)	318	354

Unrealized appreciation (depreciation) during the period	(791,901)	393,519	1,653,850	17,322,815	(8,212)	1,648

Net increase (decrease) in contract owners’ equity from operations	(274,138)	741,482	(3,791,708)	11,143,558	(6,341)	2,137

Changes from principal transactions:
Purchase payments	5,885	7,088	545,338	930,531	480	565
Transfers between sub-accounts and the company	(422,298)	(183,311)	(1,959,514)	(2,697,816)	131,153	(3)
Withdrawals	(1,278,132)	(1,173,638)	(12,383,165)	(8,246,110)	—	13
Annual contract fee	(5,468)	(7,063)	(501,156)	(535,398)	(206)	(186)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,700,013)	(1,356,924)	(14,298,497)	(10,548,793)	131,427	389

Total increase (decrease) in contract owners’ equity	(1,974,151)	(615,442)	(18,090,205)	594,765	125,086	2,526
Contract owners’ equity at beginning of period	8,666,179	9,281,621	122,472,507	121,877,742	20,607	18,081

Contract owners’ equity at end of period	$6,692,028	$8,666,179	$104,382,302	$122,472,507	$145,693	$20,607

	2011	2010	2011	2010	2011	2010
Units, beginning of period	504,702	591,841	7,610,502	8,246,370	1,720	1,668
Units issued	11,904	22,668	366,694	535,019	10,858	198
Units redeemed	112,338	109,807	1,206,150	1,170,887	87	146

Units, end of period	404,268	504,702	6,771,046	7,610,502	12,491	1,720

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$380,083	$325,337	$20,411	$18,783	$918,495	$1,121,223
Expenses:
Mortality and expense risk and administrative charges	(80,181)	(70,364)	(2,604)	(2,061)	(1,154,368)	(1,209,951)

Net investment income (loss)	299,902	254,973	17,807	16,722	(235,873)	(88,728)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	184,521	66,413	1,328	931	(5,875,428)	(6,417,280)

Realized gains (losses)	184,521	66,413	1,328	931	(5,875,428)	(6,417,280)

Unrealized appreciation (depreciation) during the period	(438,795)	198,367	(17,340)	10,293	(4,963,323)	10,595,916

Net increase (decrease) in contract owners’ equity from operations	45,628	519,753	1,795	27,946	(11,074,624)	4,089,908

Changes from principal transactions:
Purchase payments	19,377	29,237	9,848	117,799	738,625	624,237
Transfers between sub-accounts and the company	1,024,638	597,631	(1,271)	42,630	4,344,290	457,492
Withdrawals	(969,137)	(313,483)	(14,337)	(6,490)	(6,818,013)	(5,563,584)
Annual contract fee	(18,480)	(18,046)	(2,934)	(5,979)	(307,259)	(329,178)

Net increase (decrease) in contract owners’ equity from principal transactions	56,398	295,339	(8,694)	147,960	(2,042,357)	(4,811,033)

Total increase (decrease) in contract owners’ equity	102,026	815,092	(6,899)	175,906	(13,116,981)	(721,125)
Contract owners’ equity at beginning of period	5,127,047	4,311,955	274,254	98,348	79,176,836	79,897,961

Contract owners’ equity at end of period	$5,229,073	$5,127,047	$267,355	$274,254	$66,059,855	$79,176,836

	2011	2010	2011	2010	2011	2010
Units, beginning of period	375,058	355,648	17,939	7,334	3,470,576	3,654,277
Units issued	174,152	95,403	833	11,995	424,773	396,432
Units redeemed	166,097	75,993	1,439	1,390	428,819	580,133

Units, end of period	383,113	375,058	17,333	17,939	3,466,530	3,470,576

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III	Balanced Trust Series I
	2011	2010	2011	2010	2011	2011
Income:
Dividend distributions received	$6,188	$4,129	$67,341	$64,372	$398	$384
Expenses:
Mortality and expense risk and administrative charges	(2,689)	(1,107)	(94,075)	(85,964)	(122)	(123)

Net investment income (loss)	3,499	3,022	(26,734)	(21,592)	276	261

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	124
Net realized gain (loss)	(1,216)	368	299,660	88,012	(9)	(5)

Realized gains (losses)	(1,216)	368	299,660	88,012	(9)	119

Unrealized appreciation (depreciation) during the period	(50,371)	12,971	(1,246,593)	765,905	(3,728)	(1,364)

Net increase (decrease) in contract owners’ equity from operations	(48,088)	16,361	(973,667)	832,325	(3,461)	(984)

Changes from principal transactions:
Purchase payments	78,138	138,614	246,877	54,186	—	—
Transfers between sub-accounts and the company	79,305	34,197	(101,904)	1,348,431	25,203	29,641
Withdrawals	(8,387)	(2,941)	(570,092)	(369,958)	—	—
Annual contract fee	(4,465)	(5,735)	(20,149)	(16,138)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	144,591	164,135	(445,268)	1,016,521	25,203	29,641

Total increase (decrease) in contract owners’ equity	96,503	180,496	(1,418,935)	1,848,846	21,742	28,657
Contract owners’ equity at beginning of period	222,420	41,924	6,674,761	4,825,915	—	—

Contract owners’ equity at end of period	$318,923	$222,420	$5,255,826	$6,674,761	$21,742	$28,657

	2011	2010	2011	2010	2011	2011
Units, beginning of period	18,249	3,655	468,445	390,957	—	—
Units issued	14,764	15,916	162,363	232,483	1,884	1,730
Units redeemed	2,275	1,322	193,630	154,995	—	—

Units, end of period	30,738	18,249	437,178	468,445	1,884	1,730

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond PS Series II	Bond Trust Series I
	2011	2010	2011	2010	2011	2011
Income:
Dividend distributions received	$1,482	$17,700	$—	$9,139	$1,490	$19,859
Expenses:
Mortality and expense risk and administrative charges	(302,896)	(311,084)	(263,116)	(261,705)	(768)	(1,286)

Net investment income (loss)	(301,414)	(293,384)	(263,116)	(252,566)	722	18,573

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	1,120	—
Net realized gain (loss)	1,164,202	507,533	812,400	233,020	(3,846)	(39)

Realized gains (losses)	1,164,202	507,533	812,400	233,020	(2,726)	(39)

Unrealized appreciation (depreciation) during the period	(828,398)	2,620,302	(551,489)	2,312,392	(1,279)	(13,718)

Net increase (decrease) in contract owners’ equity from operations	34,390	2,834,451	(2,205)	2,292,846	(3,283)	4,816

Changes from principal transactions:
Purchase payments	79,063	46,405	75,980	99,627	—	4,930
Transfers between sub-accounts and the company	(441,677)	(460,028)	(219,541)	(106,376)	121,995	829,143
Withdrawals	(3,340,663)	(2,985,508)	(2,273,341)	(1,498,037)	(119)	(10,212)
Annual contract fee	(14,728)	(17,139)	(52,345)	(55,653)	—	(1,900)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,718,005)	(3,416,270)	(2,469,247)	(1,560,439)	121,876	821,961

Total increase (decrease) in contract owners’ equity	(3,683,615)	(581,819)	(2,471,452)	732,407	118,593	826,777
Contract owners’ equity at beginning of period	22,001,609	22,583,428	17,961,914	17,229,507	—	—

Contract owners’ equity at end of period	$18,317,994	$22,001,609	$15,490,462	$17,961,914	$118,593	$826,777

	2011	2010	2011	2010	2011	2011
Units, beginning of period	1,103,152	1,321,971	1,175,177	1,286,919	—	—
Units issued	49,063	34,955	173,734	110,926	73,184	66,660
Units redeemed	238,377	253,774	330,854	222,668	63,831	919

Units, end of period	913,838	1,103,152	1,018,057	1,175,177	9,353	65,741

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series II	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$1,865,182	$8,082	$15,436	$2,508	$2,026
Expenses:
Mortality and expense risk and administrative charges	(215,514)	(171,216)	(151,041)	(146,161)	(140,150)

Net investment income (loss)	1,649,668	(163,134)	(135,605)	(143,653)	(138,124)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	2,825	301,441	(20,200)	367,069	16,361

Realized gains (losses)	2,825	301,441	(20,200)	367,069	16,361

Unrealized appreciation (depreciation) during the period	(1,272,962)	(265,665)	1,075,571	(305,923)	944,013

Net increase (decrease) in contract owners’ equity from operations	379,531	(127,358)	919,766	(82,507)	822,250

Changes from principal transactions:
Purchase payments	26,152	45,768	20,270	24,473	48,532
Transfers between sub-accounts and the company	83,204,495	(569,588)	5,849,816	(740,285)	2,187,364
Withdrawals	(1,182,559)	(1,453,157)	(1,475,782)	(1,283,630)	(913,630)
Annual contract fee	(83,753)	(10,009)	(9,428)	(33,058)	(30,226)

Net increase (decrease) in contract owners’ equity from principal transactions	81,964,335	(1,986,986)	4,384,876	(2,032,500)	1,292,040

Total increase (decrease) in contract owners’ equity	82,343,866	(2,114,344)	5,304,642	(2,115,007)	2,114,290
Contract owners’ equity at beginning of period	—	12,339,135	7,034,493	10,381,711	8,267,421

Contract owners’ equity at end of period	$82,343,866	$10,224,791	$12,339,135	$8,266,704	$10,381,711

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,256,921	791,397	687,646	600,894
Units issued	6,672,021	29,503	688,212	37,745	205,355
Units redeemed	115,917	230,333	222,688	166,964	118,603

Units, end of period	6,556,104	1,056,091	1,256,921	558,427	687,646

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series II		Core Allocation Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$252,132	$271,588	$101,296	$79,909	$2,018	$1,275
Expenses:
Mortality and expense risk and administrative charges	(342,328)	(335,556)	(132,183)	(126,458)	(480)	(410)

Net investment income (loss)	(90,196)	(63,968)	(30,887)	(46,549)	1,538	865

Realized gains (losses) on investments:
Capital gain distributions received	317,599	2,350,975	464,557	139,606	385	307
Net realized gain (loss)	782,280	497,306	94,992	44,277	511	16

Realized gains (losses)	1,099,879	2,848,281	559,549	183,883	896	323

Unrealized appreciation (depreciation) during the period	(731,190)	(406,427)	(880,007)	584,863	(3,553)	4,126

Net increase (decrease) in contract owners’ equity from operations	278,493	2,377,886	(351,345)	722,197	(1,119)	5,314

Changes from principal transactions:
Purchase payments	373,386	306,371	141,793	365,150	—	794
Transfers between sub-accounts and the company	(1,365,298)	(1,158,400)	(77,637)	(135,712)	—	8,441
Withdrawals	(683,226)	(711,691)	(177,754)	(165,301)	(4,416)	33
Annual contract fee	(134,227)	(122,068)	(59,491)	(53,296)	(529)	(463)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,809,365)	(1,685,788)	(173,089)	10,841	(4,945)	8,805

Total increase (decrease) in contract owners’ equity	(1,530,872)	692,098	(524,434)	733,038	(6,064)	14,119
Contract owners’ equity at beginning of period	22,084,157	21,392,059	9,097,479	8,364,441	59,434	45,315

Contract owners’ equity at end of period	$20,553,285	$22,084,157	$8,573,045	$9,097,479	$53,370	$59,434

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,706,388	1,848,324	776,549	775,960	3,653	3,065
Units issued	88,562	55,401	17,885	44,211	—	616
Units redeemed	227,060	197,337	32,770	43,622	296	28

Units, end of period	1,567,890	1,706,388	761,664	776,549	3,357	3,653

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Trust Series II		Core Balanced Trust Series I		Core Balanced Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$318,679	$151,678	$635	$3,106	$264,438	$206,708
Expenses:
Mortality and expense risk and administrative charges	(120,614)	(67,331)	(2,184)	(1,559)	(233,590)	(136,967)

Net investment income (loss)	198,065	84,347	(1,549)	1,547	30,848	69,741

Realized gains (losses) on investments:
Capital gain distributions received	62,688	35,578	1,640	566	99,475	38,124
Net realized gain (loss)	96,074	(6,532)	19,813	405	225,249	188,338

Realized gains (losses)	158,762	29,046	21,453	971	324,724	226,462

Unrealized appreciation (depreciation) during the period	(677,935)	422,535	(21,029)	14,794	(513,553)	804,962

Net increase (decrease) in contract owners’ equity from operations	(321,108)	535,928	(1,125)	17,312	(157,981)	1,101,165

Changes from principal transactions:
Purchase payments	1,117,154	2,665,931	6,445	44,544	2,574,580	5,948,409
Transfers between sub-accounts and the company	858,287	1,987,322	(137,113)	13,693	1,311,928	3,224,911
Withdrawals	(435,915)	(39,803)	(13,407)	106	(697,369)	(1,058,885)
Annual contract fee	(57,748)	(24,417)	(2,284)	(2,109)	(106,886)	(43,377)

Net increase (decrease) in contract owners’ equity from principal transactions	1,481,778	4,589,033	(146,359)	56,234	3,082,253	8,071,058

Total increase (decrease) in contract owners’ equity	1,160,670	5,124,961	(147,484)	73,546	2,924,272	9,172,223
Contract owners’ equity at beginning of period	7,737,553	2,612,592	183,696	110,150	13,941,573	4,769,350

Contract owners’ equity at end of period	$8,898,223	$7,737,553	$36,212	$183,696	$16,865,845	$13,941,573

	2011	2010	2011	2010	2011	2010
Units, beginning of period	471,067	173,650	11,234	7,475	839,588	317,395
Units issued	138,041	339,456	6,966	3,846	307,150	610,003
Units redeemed	50,417	42,039	15,972	87	125,354	87,810

Units, end of period	558,691	471,067	2,228	11,234	1,021,384	839,588

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II		Core Disciplined Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,982	$5,550	$29,298	$22,531	$304,987	$200,497
Expenses:
Mortality and expense risk and administrative charges	(3,416)	(3,180)	(15,429)	(16,372)	(221,457)	(106,905)

Net investment income (loss)	1,566	2,370	13,869	6,159	83,530	93,592

Realized gains (losses) on investments:
Capital gain distributions received	2,536	276	38,958	8,994	45,659	22,253
Net realized gain (loss)	2,082	64	27,311	25,818	162,119	19,613

Realized gains (losses)	4,618	340	66,269	34,812	207,778	41,866

Unrealized appreciation (depreciation) during the period	(5,235)	16,660	(21,331)	9,694	(902,282)	601,050

Net increase (decrease) in contract owners’ equity from operations	949	19,370	58,807	50,665	(610,974)	736,508

Changes from principal transactions:
Purchase payments	—	180,628	3,120	—	1,615,032	2,783,568
Transfers between sub-accounts and the company	—	(149)	205,170	73,095	1,606,204	4,579,169
Withdrawals	(33,201)	149	(158,437)	(145,277)	(634,498)	(177,117)
Annual contract fee	—	—	(1,176)	(1,106)	(91,092)	(35,707)

Net increase (decrease) in contract owners’ equity from principal transactions	(33,201)	180,628	48,677	(73,288)	2,495,646	7,149,913

Total increase (decrease) in contract owners’ equity	(32,252)	199,998	107,484	(22,623)	1,884,672	7,886,421
Contract owners’ equity at beginning of period	224,898	24,900	900,000	922,623	12,674,828	4,788,407

Contract owners’ equity at end of period	$192,646	$224,898	$1,007,484	$900,000	$14,559,500	$12,674,828

	2011	2010	2011	2010	2011	2010
Units, beginning of period	15,082	1,821	59,094	63,667	745,797	311,316
Units issued	—	13,261	27,563	13,869	239,541	559,785
Units redeemed	2,248	—	24,598	18,442	98,156	125,304

Units, end of period	12,834	15,082	62,059	59,094	887,182	745,797

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$405,867	$304,622	$681	$368	$425,306	$373,995
Expenses:
Mortality and expense risk and administrative charges	(301,345)	(187,799)	(253)	(57)	(318,109)	(254,574)

Net investment income (loss)	104,522	116,823	428	311	107,197	119,421

Realized gains (losses) on investments:
Capital gain distributions received	26,216	95,406	37	26	154,590	183,624
Net realized gain (loss)	373,126	137,667	411	1	353,819	253,609

Realized gains (losses)	399,342	233,073	448	27	508,409	437,233

Unrealized appreciation (depreciation) during the period	(738,677)	829,710	(956)	253	(1,866,950)	706,838

Net increase (decrease) in contract owners’ equity from operations	(234,813)	1,179,606	(80)	591	(1,251,344)	1,263,492

Changes from principal transactions:
Purchase payments	2,014,733	7,010,260	—	—	2,997,004	6,222,069
Transfers between sub-accounts and the company	717,716	5,469,244	15,295	16,577	(1,021,918)	1,931,544
Withdrawals	(700,563)	(470,403)	(4,330)	73	(1,654,751)	(748,382)
Annual contract fee	(151,273)	(69,764)	(315)	(36)	(141,144)	(93,345)

Net increase (decrease) in contract owners’ equity from principal transactions	1,880,613	11,939,337	10,650	16,614	179,191	7,311,886

Total increase (decrease) in contract owners’ equity	1,645,800	13,118,943	10,570	17,205	(1,072,153)	8,575,378
Contract owners’ equity at beginning of period	20,481,928	7,362,985	19,810	2,605	21,939,663	13,364,285

Contract owners’ equity at end of period	$22,127,728	$20,481,928	$30,380	$19,810	$20,867,510	$21,939,663

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,288,391	500,513	1,253	180	1,353,080	879,791
Units issued	326,096	879,840	952	1,076	320,377	677,122
Units redeemed	210,950	91,962	288	3	318,669	203,833

Units, end of period	1,403,537	1,288,391	1,917	1,253	1,354,788	1,353,080

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Global Diversification Trust Series III		Core Strategy Trust Series II		Core Strategy Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,024	$3,281	$1,111,621	$1,120,569	$9,782	$10,393
Expenses:
Mortality and expense risk and administrative charges	(1,488)	(753)	(845,971)	(806,453)	(5,483)	(5,235)

Net investment income (loss)	2,536	2,528	265,650	314,116	4,299	5,158

Realized gains (losses) on investments:
Capital gain distributions received	1,119	1,130	—	—	—	—
Net realized gain (loss)	1,151	225	(195,064)	(547,333)	11,029	752

Realized gains (losses)	2,270	1,355	(195,064)	(547,333)	11,029	752

Unrealized appreciation (depreciation) during the period	(12,207)	10,674	(874,053)	5,637,128	(18,524)	41,663

Net increase (decrease) in contract owners’ equity from operations	(7,401)	14,557	(803,467)	5,403,911	(3,196)	47,573

Changes from principal transactions:
Purchase payments	6,445	81,250	2,468,770	2,090,541	—	—
Transfers between sub-accounts and the company	21,313	63,547	(938,625)	72,415	—	(302)
Withdrawals	(11,133)	(2,560)	(3,029,648)	(2,130,595)	(44,982)	302
Annual contract fee	(1,761)	(1,598)	(314,048)	(304,403)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	14,864	140,639	(1,813,551)	(272,042)	(44,982)	—

Total increase (decrease) in contract owners’ equity	7,463	155,196	(2,617,018)	5,131,869	(48,178)	47,573
Contract owners’ equity at beginning of period	157,794	2,598	56,653,449	51,521,580	471,587	424,014

Contract owners’ equity at end of period	$165,257	$157,794	$54,036,431	$56,653,449	$423,409	$471,587

	2011	2010	2011	2010	2011	2010
Units, beginning of period	9,813	174	4,192,363	4,216,608	29,704	29,704
Units issued	1,699	9,838	330,198	322,046	—	—
Units redeemed	772	199	461,857	346,291	2,762	—

Units, end of period	10,740	9,813	4,060,704	4,192,363	26,942	29,704

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Diversification Trust Series II		DWS Equity 500 Index		Equity-Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$169,587	$118,598	$53,714	$58,865	$466,762	$526,079
Expenses:
Mortality and expense risk and administrative charges	(127,370)	(122,013)	(65,505)	(62,031)	(396,634)	(414,314)

Net investment income (loss)	42,217	(3,415)	(11,791)	(3,166)	70,128	111,765

Realized gains (losses) on investments:
Capital gain distributions received	38,518	—	—	—	—	—
Net realized gain (loss)	112,161	56,601	13,401	(16,668)	(328,978)	(1,135,250)

Realized gains (losses)	150,679	56,601	13,401	(16,668)	(328,978)	(1,135,250)

Unrealized appreciation (depreciation) during the period	(518,360)	875,240	(1,047)	499,624	(376,947)	4,600,720

Net increase (decrease) in contract owners’ equity from operations	(325,464)	928,426	563	479,790	(635,797)	3,577,235

Changes from principal transactions:
Purchase payments	130,873	227,718	66,582	17,668	122,134	298,944
Transfers between sub-accounts and the company	(193,671)	(214,639)	(163,415)	(16,027)	394,408	(351,562)
Withdrawals	(139,418)	(129,732)	(109,242)	(97,602)	(4,319,460)	(3,691,347)
Annual contract fee	(54,495)	(49,317)	(24,641)	(23,788)	(17,893)	(20,008)

Net increase (decrease) in contract owners’ equity from principal transactions	(256,711)	(165,970)	(230,716)	(119,749)	(3,820,811)	(3,763,973)

Total increase (decrease) in contract owners’ equity	(582,175)	762,456	(230,153)	360,041	(4,456,608)	(186,738)
Contract owners’ equity at beginning of period	8,972,381	8,209,925	4,243,191	3,883,150	29,279,973	29,466,711

Contract owners’ equity at end of period	$8,390,206	$8,972,381	$4,013,038	$4,243,191	$24,823,365	$29,279,973

	2011	2010	2011	2010	2011	2010
Units, beginning of period	703,845	718,555	216,100	222,514	1,009,386	1,176,917
Units issued	18,256	25,181	3,982	5,169	52,635	30,958
Units redeemed	39,014	39,891	15,357	11,583	180,699	198,489

Units, end of period	683,087	703,845	204,725	216,100	881,322	1,009,386

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series II		Financial Services Trust Series I		Financial Services Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$416,673	$390,292	$9,832	$2,564	$60,179	$5,935
Expenses:
Mortality and expense risk and administrative charges	(399,533)	(371,146)	(11,159)	(13,102)	(66,685)	(68,125)

Net investment income (loss)	17,140	19,146	(1,327)	(10,538)	(6,506)	(62,190)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,044,661)	(1,331,912)	13,214	(70,758)	(269,276)	(388,940)

Realized gains (losses)	(1,044,661)	(1,331,912)	13,214	(70,758)	(269,276)	(388,940)

Unrealized appreciation (depreciation) during the period	42,620	4,245,161	(90,794)	162,166	(193,097)	878,264

Net increase (decrease) in contract owners’ equity from operations	(984,901)	2,932,395	(78,907)	80,870	(468,879)	427,134

Changes from principal transactions:
Purchase payments	158,969	196,878	324	527	16,140	62,055
Transfers between sub-accounts and the company	3,953,106	445,180	(131,490)	(65,336)	(409,477)	79,724
Withdrawals	(3,318,679)	(3,024,727)	(120,222)	(83,842)	(220,192)	(245,218)
Annual contract fee	(73,727)	(70,595)	(897)	(1,066)	(10,446)	(11,657)

Net increase (decrease) in contract owners’ equity from principal transactions	719,669	(2,453,264)	(252,285)	(149,717)	(623,975)	(115,096)

Total increase (decrease) in contract owners’ equity	(265,232)	479,131	(331,192)	(68,847)	(1,092,854)	312,038
Contract owners’ equity at beginning of period	24,674,763	24,195,632	843,150	911,997	4,735,385	4,423,347

Contract owners’ equity at end of period	$24,409,531	$24,674,763	$511,958	$843,150	$3,642,531	$4,735,385

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,619,885	1,793,196	63,011	75,363	337,796	349,051
Units issued	472,615	139,525	4,454	148	60,718	61,475
Units redeemed	454,695	312,836	24,541	12,500	105,496	72,730

Units, end of period	1,637,805	1,619,885	42,924	63,011	293,018	337,796

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II (a)		Fundamental Holdings Trust Series II (b)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,324,150	$3,204,051	$58,668	$64,977	$1,041,476	$1,076,241
Expenses:
Mortality and expense risk and administrative charges	(1,371,371)	(1,452,202)	(109,848)	(109,341)	(1,183,179)	(1,175,242)

Net investment income (loss)	952,779	1,751,849	(51,180)	(44,364)	(141,703)	(99,001)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,333,503)	(3,814,560)	(372,880)	(574,475)	(655,269)	(1,426,305)

Realized gains (losses)	(2,333,503)	(3,814,560)	(372,880)	(574,475)	(655,269)	(1,426,305)

Unrealized appreciation (depreciation) during the period	(1,183,796)	9,749,649	177,656	1,766,357	(1,271,554)	7,876,526

Net increase (decrease) in contract owners’ equity from operations	(2,564,520)	7,686,938	(246,404)	1,147,518	(2,068,526)	6,351,220

Changes from principal transactions:
Purchase payments	787,833	725,661	50,704	36,073	2,121,867	1,706,186
Transfers between sub-accounts and the company	(4,786,700)	(7,611,794)	(99,880)	(244,255)	(1,363,583)	(3,432,334)
Withdrawals	(4,685,801)	(3,770,762)	(686,733)	(436,933)	(5,573,561)	(2,580,133)
Annual contract fee	(544,364)	(582,727)	(37,698)	(40,292)	(504,758)	(483,179)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,229,032)	(11,239,622)	(773,607)	(685,407)	(5,320,035)	(4,789,460)

Total increase (decrease) in contract owners’ equity	(11,793,552)	(3,552,684)	(1,020,011)	462,111	(7,388,561)	1,561,760
Contract owners’ equity at beginning of period	93,003,433	96,556,117	7,484,420	7,022,309	80,652,138	79,090,378

Contract owners’ equity at end of period	$81,209,881	$93,003,433	$6,464,409	$7,484,420	$73,263,577	$80,652,138

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,710,530	9,835,744	423,707	466,660	6,973,611	7,421,868
Units issued	91,887	102,482	9,142	17,608	192,371	202,350
Units redeemed	945,763	1,227,696	52,266	60,561	657,893	650,607

Units, end of period	7,856,654	8,710,530	380,583	423,707	6,508,089	6,973,611

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II (c)		Fundamental Value Trust Series I		Fundamental Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$16,673	$36,847	$204,584	$314,833	$209,944	$334,231
Expenses:
Mortality and expense risk and administrative charges	(32,990)	(32,605)	(390,504)	(424,302)	(549,900)	(584,609)

Net investment income (loss)	(16,317)	4,242	(185,920)	(109,469)	(339,956)	(250,378)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(167,925)	(205,692)	1,483,107	989,760	(890,045)	(986,394)

Realized gains (losses)	(167,925)	(205,692)	1,483,107	989,760	(890,045)	(986,394)

Unrealized appreciation (depreciation) during the period	174,982	435,673	(2,626,724)	2,225,941	(587,229)	5,297,109

Net increase (decrease) in contract owners’ equity from operations	(9,260)	234,223	(1,329,537)	3,106,232	(1,817,230)	4,060,337

Changes from principal transactions:
Purchase payments	33,301	23,357	142,473	74,225	618,048	281,982
Transfers between sub-accounts and the company	33,154	7,059	(584,987)	(705,775)	(1,320,246)	(1,049,083)
Withdrawals	(229,487)	(246,932)	(4,395,172)	(3,600,178)	(4,436,979)	(3,187,445)
Annual contract fee	(12,887)	(13,173)	(21,403)	(24,748)	(139,004)	(153,083)

Net increase (decrease) in contract owners’ equity from principal transactions	(175,919)	(229,689)	(4,859,089)	(4,256,476)	(5,278,181)	(4,107,629)

Total increase (decrease) in contract owners’ equity	(185,179)	4,534	(6,188,626)	(1,150,244)	(7,095,411)	(47,292)
Contract owners’ equity at beginning of period	2,249,184	2,244,650	29,715,275	30,865,519	38,467,246	38,514,538

Contract owners’ equity at end of period	$2,064,005	$2,249,184	$23,526,649	$29,715,275	$31,371,835	$38,467,246

	2011	2010	2011	2010	2011	2010
Units, beginning of period	164,831	183,307	2,046,036	2,370,649	2,527,288	2,813,343
Units issued	12,776	6,482	25,011	28,063	126,170	117,466
Units redeemed	26,412	24,958	362,154	352,676	467,970	403,521

Units, end of period	151,195	164,831	1,708,893	2,046,036	2,185,488	2,527,288

(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II (d)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$207,581	$135,050	$1,055,415	$596,392	$839,204	$936,341
Expenses:
Mortality and expense risk and administrative charges	(52,625)	(60,721)	(278,598)	(293,115)	(780,919)	(802,702)

Net investment income (loss)	154,956	74,329	776,817	303,277	58,285	133,639

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	71,622	(280,521)	(743,529)	(765,762)	(507,781)	(1,296,631)

Realized gains (losses)	71,622	(280,521)	(743,529)	(765,762)	(507,781)	(1,296,631)

Unrealized appreciation (depreciation) during the period	32,139	546,718	1,189,077	1,932,844	(3,594,182)	6,378,483

Net increase (decrease) in contract owners’ equity from operations	258,717	340,526	1,222,365	1,470,359	(4,043,678)	5,215,491

Changes from principal transactions:
Purchase payments	51,321	2,278	461,796	220,491	866,120	525,874
Transfers between sub-accounts and the company	(352,468)	178,367	(1,444,272)	(133,527)	(1,565,895)	(4,240,901)
Withdrawals	(624,510)	(811,518)	(2,215,179)	(1,543,929)	(3,585,642)	(1,525,479)
Annual contract fee	(2,748)	(3,314)	(53,687)	(57,673)	(304,079)	(312,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(928,405)	(634,187)	(3,251,342)	(1,514,638)	(4,589,496)	(5,552,576)

Total increase (decrease) in contract owners’ equity	(669,688)	(293,661)	(2,028,977)	(44,279)	(8,633,174)	(337,085)
Contract owners’ equity at beginning of period	3,817,486	4,111,147	18,637,399	18,681,678	54,657,340	54,994,425

Contract owners’ equity at end of period	$3,147,798	$3,817,486	$16,608,422	$18,637,399	$46,024,166	$54,657,340

	2011	2010	2011	2010	2011	2010
Units, beginning of period	130,685	154,685	937,014	1,016,226	4,571,948	5,088,467
Units issued	10,164	23,421	78,223	112,360	113,816	57,681
Units redeemed	44,586	47,421	234,826	191,572	502,867	574,200

Units, end of period	96,263	130,685	780,411	937,014	4,182,897	4,571,948

(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$168,855	$138,101	$85,887	$63,718	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(123,656)	(128,838)	(72,268)	(72,708)	(34,750)	(33,561)

Net investment income (loss)	45,199	9,263	13,619	(8,990)	(34,750)	(33,561)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	23,065	—
Net realized gain (loss)	(9,829)	(125,631)	(82,526)	(156,487)	182,304	80,317

Realized gains (losses)	(9,829)	(125,631)	(82,526)	(156,487)	205,369	80,317

Unrealized appreciation (depreciation) during the period	(615,494)	630,250	(274,241)	441,470	12,875	215,280

Net increase (decrease) in contract owners’ equity from operations	(580,124)	513,882	(343,148)	275,993	183,494	262,036

Changes from principal transactions:
Purchase payments	24,439	16,886	76,030	20,514	410	465
Transfers between sub-accounts and the company	(133,501)	(156,575)	29,523	5,074	38,787	(287,898)
Withdrawals	(1,085,054)	(800,647)	(469,536)	(315,294)	(376,566)	(350,470)
Annual contract fee	(6,154)	(7,116)	(21,876)	(23,071)	(2,503)	(2,842)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,200,270)	(947,452)	(385,859)	(312,777)	(339,872)	(640,745)

Total increase (decrease) in contract owners’ equity	(1,780,394)	(433,570)	(729,007)	(36,784)	(156,378)	(378,709)
Contract owners’ equity at beginning of period	9,355,713	9,789,283	5,009,225	5,046,009	2,017,251	2,395,960

Contract owners’ equity at end of period	$7,575,319	$9,355,713	$4,280,218	$5,009,225	$1,860,873	$2,017,251

	2011	2010	2011	2010	2011	2010
Units, beginning of period	361,316	407,879	329,717	351,866	99,428	134,134
Units issued	7,205	6,065	18,016	13,600	21,705	8,019
Units redeemed	54,835	52,628	42,750	35,749	36,976	42,725

Units, end of period	313,686	361,316	304,983	329,717	84,157	99,428

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series II		High Income Trust Series II		High Yield Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$43,997	$437,272	$219,327	$1,216,978
Expenses:
Mortality and expense risk and administrative charges	(109,582)	(101,366)	(4,876)	(23,364)	(44,285)	(54,720)

Net investment income (loss)	(109,582)	(101,366)	39,121	413,908	175,042	1,162,258

Realized gains (losses) on investments:
Capital gain distributions received	81,605	—	—	—	—	—
Net realized gain (loss)	349,124	(70,326)	(343,152)	94,080	(410,775)	341,375

Realized gains (losses)	430,729	(70,326)	(343,152)	94,080	(410,775)	341,375

Unrealized appreciation (depreciation) during the period	235,349	1,013,641	285,764	(375,661)	229,094	(1,137,574)

Net increase (decrease) in contract owners’ equity from operations	556,496	841,949	(18,267)	132,327	(6,639)	366,059

Changes from principal transactions:
Purchase payments	20,976	54,888	25,942	8,158	26,485	5,568
Transfers between sub-accounts and the company	(100,792)	99,237	(959,981)	(187,022)	64,998	(104,129)
Withdrawals	(721,187)	(598,100)	(209,853)	(110,663)	(934,533)	(906,018)
Annual contract fee	(25,716)	(23,268)	(568)	(3,865)	(2,398)	(2,986)

Net increase (decrease) in contract owners’ equity from principal transactions	(826,719)	(467,243)	(1,144,460)	(293,392)	(845,448)	(1,007,565)

Total increase (decrease) in contract owners’ equity	(270,223)	374,706	(1,162,727)	(161,065)	(852,087)	(641,506)
Contract owners’ equity at beginning of period	6,838,296	6,463,590	1,162,727	1,323,792	3,254,178	3,895,684

Contract owners’ equity at end of period	$6,568,073	$6,838,296	$—	$1,162,727	$2,402,091	$3,254,178

	2011	2010	2011	2010	2011	2010
Units, beginning of period	320,261	344,715	92,392	115,426	175,856	237,134
Units issued	72,355	54,251	20,693	66,005	29,767	60,220
Units redeemed	108,636	78,705	113,085	89,039	76,604	121,498

Units, end of period	283,980	320,261	—	92,392	129,019	175,856

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Core Trust Series I		International Core Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$600,869	$2,815,510	$44,052	$37,462	$38,632	$27,985
Expenses:
Mortality and expense risk and administrative charges	(114,179)	(123,988)	(29,706)	(31,377)	(27,784)	(27,129)

Net investment income (loss)	486,690	2,691,522	14,346	6,085	10,848	856

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(854,653)	887,862	(149,719)	(218,019)	(226,903)	(291,698)

Realized gains (losses)	(854,653)	887,862	(149,719)	(218,019)	(226,903)	(291,698)

Unrealized appreciation (depreciation) during the period	332,943	(2,808,146)	(79,772)	354,579	2,557	417,526

Net increase (decrease) in contract owners’ equity from operations	(35,020)	771,238	(215,145)	142,645	(213,498)	126,684

Changes from principal transactions:
Purchase payments	63,434	44,651	1,431	1,824	1,880	12,274
Transfers between sub-accounts and the company	758,006	(841,126)	(3,976)	(30,773)	156,095	(97,914)
Withdrawals	(1,468,933)	(1,299,366)	(235,607)	(341,641)	(131,059)	(114,432)
Annual contract fee	(16,370)	(15,109)	(1,358)	(1,545)	(4,588)	(4,731)

Net increase (decrease) in contract owners’ equity from principal transactions	(663,863)	(2,110,950)	(239,510)	(372,135)	22,328	(204,803)

Total increase (decrease) in contract owners’ equity	(698,883)	(1,339,712)	(454,655)	(229,490)	(191,170)	(78,119)
Contract owners’ equity at beginning of period	7,613,577	8,953,289	2,106,797	2,336,287	1,799,690	1,877,809

Contract owners’ equity at end of period	$6,914,694	$7,613,577	$1,652,142	$2,106,797	$1,608,520	$1,799,690

	2011	2010	2011	2010	2011	2010
Units, beginning of period	385,269	508,280	150,783	180,124	111,847	125,956
Units issued	97,407	212,574	4,928	8,678	54,952	24,498
Units redeemed	128,634	335,585	24,075	38,019	54,083	38,607

Units, end of period	354,042	385,269	131,636	150,783	112,716	111,847

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust A Series I		International Equity Index Trust A Series II		International Equity Index Trust B Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$54,789	$44,558	$147,778	$100,928	$84,170	$67,990
Expenses:
Mortality and expense risk and administrative charges	(29,413)	(26,461)	(80,818)	(69,704)	(40,732)	(42,178)

Net investment income (loss)	25,376	18,097	66,960	31,224	43,438	25,812

Realized gains (losses) on investments:
Capital gain distributions received	42,050	617,992	116,336	1,607,576	—	—
Net realized gain (loss)	(277,867)	(284,438)	(325,647)	(648,353)	(136,950)	(159,616)

Realized gains (losses)	(235,817)	333,554	(209,311)	959,223	(136,950)	(159,616)

Unrealized appreciation (depreciation) during the period	(80,090)	(159,414)	(678,405)	(533,972)	(301,711)	401,284

Net increase (decrease) in contract owners’ equity from operations	(290,531)	192,237	(820,756)	456,475	(395,223)	267,480

Changes from principal transactions:
Purchase payments	13,742	13,516	19,296	17,903	8,356	16,788
Transfers between sub-accounts and the company	(116,884)	1,412,741	(216,713)	2,858,859	(40,854)	23,058
Withdrawals	(320,078)	(306,158)	(271,029)	(141,583)	(235,746)	(159,434)
Annual contract fee	(997)	(956)	(18,277)	(18,363)	(13,974)	(15,384)

Net increase (decrease) in contract owners’ equity from principal transactions	(424,217)	1,119,143	(486,723)	2,716,816	(282,218)	(134,972)

Total increase (decrease) in contract owners’ equity	(714,748)	1,311,380	(1,307,479)	3,173,291	(677,441)	132,508
Contract owners’ equity at beginning of period	2,206,181	894,801	5,687,639	2,514,348	2,866,085	2,733,577

Contract owners’ equity at end of period	$1,491,433	$2,206,181	$4,380,160	$5,687,639	$2,188,644	$2,866,085

	2011	2010	2011	2010	2011	2010
Units, beginning of period	115,358	51,358	307,086	145,519	265,456	277,682
Units issued	1,599	92,877	7,975	219,326	10,819	25,467
Units redeemed	24,569	28,877	34,098	57,759	36,855	37,693

Units, end of period	92,388	115,358	280,963	307,086	239,420	265,456

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Opportunities Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$20,865	$41,494	$37,934	$74,411	$72,093	$130,537
Expenses:
Mortality and expense risk and administrative charges	(46,639)	(53,610)	(36,355)	(43,417)	(83,040)	(82,081)

Net investment income (loss)	(25,774)	(12,116)	1,579	30,994	(10,947)	48,456

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(144,011)	(509,808)	72,849	6,649	141,141	15,754

Realized gains (losses)	(144,011)	(509,808)	72,849	6,649	141,141	15,754

Unrealized appreciation (depreciation) during the period	(394,623)	912,748	(515,772)	507,564	(1,081,522)	948,123

Net increase (decrease) in contract owners’ equity from operations	(564,408)	390,824	(441,344)	545,207	(951,328)	1,012,333

Changes from principal transactions:
Purchase payments	100,745	12,097	3,454	13,276	85,473	71,828
Transfers between sub-accounts and the company	(348,313)	(264,021)	(193,181)	(118,267)	(236,532)	(372,025)
Withdrawals	(311,061)	(167,287)	(466,983)	(729,071)	(418,844)	(275,521)
Annual contract fee	(6,315)	(7,452)	(2,067)	(3,022)	(14,233)	(14,680)

Net increase (decrease) in contract owners’ equity from principal transactions	(564,944)	(426,663)	(658,777)	(837,084)	(584,136)	(590,398)

Total increase (decrease) in contract owners’ equity	(1,129,352)	(35,839)	(1,100,121)	(291,877)	(1,535,464)	421,935
Contract owners’ equity at beginning of period	3,619,551	3,655,390	3,023,843	3,315,720	5,826,290	5,404,355

Contract owners’ equity at end of period	$2,490,199	$3,619,551	$1,923,722	$3,023,843	$4,290,826	$5,826,290

	2011	2010	2011	2010	2011	2010
Units, beginning of period	234,291	264,723	203,803	270,317	394,175	440,744
Units issued	18,306	48,073	1,662	6,575	40,585	28,244
Units redeemed	57,014	78,505	48,465	73,089	81,806	74,813

Units, end of period	195,583	234,291	157,000	203,803	352,954	394,175

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$152,615	$144,534	$299,803	$256,663	$246,910	$344,894
Expenses:
Mortality and expense risk and administrative charges	(101,487)	(114,660)	(220,859)	(233,901)	(92,314)	(106,338)

Net investment income (loss)	51,128	29,874	78,944	22,762	154,596	238,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(589,364)	(749,402)	(1,452,098)	(1,463,992)	37,213	(60,341)

Realized gains (losses)	(589,364)	(749,402)	(1,452,098)	(1,463,992)	37,213	(60,341)

Unrealized appreciation (depreciation) during the period	(372,704)	1,125,805	(570,307)	2,332,107	191,676	221,901

Net increase (decrease) in contract owners’ equity from operations	(910,940)	406,277	(1,943,461)	890,877	383,485	400,116

Changes from principal transactions:
Purchase payments	22,957	16,763	44,808	119,859	142,725	165,501
Transfers between sub-accounts and the company	(226,519)	(87,208)	(150,878)	186,248	(35,133)	221,599
Withdrawals	(1,182,803)	(1,244,636)	(1,657,246)	(1,634,543)	(1,209,614)	(1,202,449)
Annual contract fee	(4,830)	(6,143)	(49,298)	(54,256)	(8,506)	(8,492)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,391,195)	(1,321,224)	(1,812,614)	(1,382,692)	(1,110,528)	(823,841)

Total increase (decrease) in contract owners’ equity	(2,302,135)	(914,947)	(3,756,075)	(491,815)	(727,043)	(423,725)
Contract owners’ equity at beginning of period	7,726,084	8,641,031	15,513,374	16,005,189	6,614,026	7,037,751

Contract owners’ equity at end of period	$5,423,949	$7,726,084	$11,757,299	$15,513,374	$5,886,983	$6,614,026

	2011	2010	2011	2010	2011	2010
Units, beginning of period	440,077	524,669	798,580	875,493	262,376	294,959
Units issued	9,636	18,826	39,703	85,576	27,062	42,641
Units redeemed	89,931	103,418	129,869	162,489	67,459	75,224

Units, end of period	359,782	440,077	708,414	798,580	221,979	262,376

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Large Cap Trust Series I		Large Cap Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$897,401	$1,268,803	$138,296	$115,917	$13,630	$9,120
Expenses:
Mortality and expense risk and administrative charges	(395,435)	(425,202)	(152,185)	(157,152)	(17,917)	(15,253)

Net investment income (loss)	501,966	843,601	(13,889)	(41,235)	(4,287)	(6,133)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	274,612	137,399	(521,235)	(547,704)	(86,793)	(52,205)

Realized gains (losses)	274,612	137,399	(521,235)	(547,704)	(86,793)	(52,205)

Unrealized appreciation (depreciation) during the period	760,092	499,130	200,040	1,852,759	41,513	175,806

Net increase (decrease) in contract owners’ equity from operations	1,536,670	1,480,130	(335,084)	1,263,820	(49,567)	117,468

Changes from principal transactions:
Purchase payments	105,137	130,824	59,288	14,038	10,110	3,900
Transfers between sub-accounts and the company	(1,099,945)	645,701	(230,558)	(65,220)	105,882	51,168
Withdrawals	(4,648,406)	(2,381,368)	(1,476,370)	(1,011,147)	(125,641)	(22,354)
Annual contract fee	(99,786)	(107,915)	(8,565)	(9,708)	(5,486)	(5,067)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,743,000)	(1,712,758)	(1,656,205)	(1,072,037)	(15,135)	27,647

Total increase (decrease) in contract owners’ equity	(4,206,330)	(232,628)	(1,991,289)	191,783	(64,702)	145,115
Contract owners’ equity at beginning of period	26,939,091	27,171,719	11,493,103	11,301,320	1,160,245	1,015,130

Contract owners’ equity at end of period	$22,732,761	$26,939,091	$9,501,814	$11,493,103	$1,095,543	$1,160,245

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,566,059	1,667,272	859,641	947,965	87,817	85,876
Units issued	116,667	228,279	4,941	6,870	22,852	10,585
Units redeemed	436,368	329,492	128,445	95,194	24,605	8,644

Units, end of period	1,246,358	1,566,059	736,137	859,641	86,064	87,817

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Value Trust Series I		Large Cap Value Trust Series II		Lifestyle Aggressive Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,397	$10,767	$20,944	$41,970	$41,235	$45,412
Expenses:
Mortality and expense risk and administrative charges	(4,817)	(15,888)	(24,056)	(66,862)	(37,738)	(41,024)

Net investment income (loss)	(420)	(5,121)	(3,112)	(24,892)	3,497	4,388

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(117,840)	(211,059)	(589,956)	(385,944)	(71,679)	(446,163)

Realized gains (losses)	(117,840)	(211,059)	(589,956)	(385,944)	(71,679)	(446,163)

Unrealized appreciation (depreciation) during the period	181,705	278,483	919,791	742,350	(127,858)	758,616

Net increase (decrease) in contract owners’ equity from operations	63,445	62,303	326,723	331,514	(196,040)	316,841

Changes from principal transactions:
Purchase payments	127	986	3,547	131,441	23,769	24,177
Transfers between sub-accounts and the company	(927,743)	(157,435)	(4,755,924)	(15,891)	(52,371)	(190,326)
Withdrawals	(61,912)	(99,939)	(182,127)	(324,492)	(148,099)	(629,001)
Annual contract fee	(332)	(1,059)	(7,329)	(16,575)	(3,004)	(3,309)

Net increase (decrease) in contract owners’ equity from principal transactions	(989,860)	(257,447)	(4,941,833)	(225,517)	(179,705)	(798,459)

Total increase (decrease) in contract owners’ equity	(926,415)	(195,144)	(4,615,110)	105,997	(375,745)	(481,618)
Contract owners’ equity at beginning of period	926,415	1,121,559	4,615,110	4,509,113	2,562,023	3,043,641

Contract owners’ equity at end of period	$—	$926,415	$—	$4,615,110	$2,186,278	$2,562,023

	2011	2010	2011	2010	2011	2010
Units, beginning of period	49,718	65,259	249,351	262,996	162,469	221,429
Units issued	3,855	6,422	4,721	32,801	3,029	11,805
Units redeemed	53,573	21,963	254,072	46,446	14,491	70,765

Units, end of period	—	49,718	—	249,351	151,007	162,469

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$455,637	$559,089	$849,294	$697,861	$26,985,159	$22,272,947
Expenses:
Mortality and expense risk and administrative charges	(454,386)	(504,192)	(385,463)	(424,622)	(13,526,599)	(13,319,349)

Net investment income (loss)	1,251	54,897	463,831	273,239	13,458,560	8,953,598

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,106,340)	(3,625,448)	(444,982)	(1,671,753)	(16,541,353)	(18,392,184)

Realized gains (losses)	(2,106,340)	(3,625,448)	(444,982)	(1,671,753)	(16,541,353)	(18,392,184)

Unrealized appreciation (depreciation) during the period	(131,884)	8,125,981	(245,743)	3,940,420	(6,074,893)	90,471,045

Net increase (decrease) in contract owners’ equity from operations	(2,236,973)	4,555,430	(226,894)	2,541,906	(9,157,686)	81,032,459

Changes from principal transactions:
Purchase payments	627,449	413,104	57,359	192,809	19,566,433	34,688,684
Transfers between sub-accounts and the company	(2,412,753)	(1,075,283)	1,787,836	(799,512)	(14,505,778)	9,904,899
Withdrawals	(3,696,284)	(3,701,370)	(3,246,734)	(5,579,010)	(67,479,895)	(57,011,407)
Annual contract fee	(141,998)	(158,371)	(42,949)	(31,836)	(4,562,776)	(4,305,274)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,623,586)	(4,521,920)	(1,444,488)	(6,217,549)	(66,982,016)	(16,723,098)

Total increase (decrease) in contract owners’ equity	(7,860,559)	33,510	(1,671,382)	(3,675,643)	(76,139,702)	64,309,361
Contract owners’ equity at beginning of period	34,935,351	34,901,841	26,553,787	30,229,430	910,708,888	846,399,527

Contract owners’ equity at end of period	$27,074,792	$34,935,351	$24,882,405	$26,553,787	$834,569,186	$910,708,888

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,052,754	2,337,815	1,410,143	1,753,765	56,894,217	57,547,943
Units issued	72,456	160,462	198,991	156,250	1,951,870	4,247,183
Units redeemed	402,548	445,523	229,429	499,872	5,915,387	4,900,909

Units, end of period	1,722,662	2,052,754	1,379,705	1,410,143	52,930,700	56,894,217

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II		Lifestyle Conservative PS Series II
	2011	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$37,153	$410,077	$292,345	$8,642,974	$5,685,259	$31,049
Expenses:
Mortality and expense risk and administrative charges	(10,740)	(159,631)	(179,668)	(3,381,930)	(3,464,326)	(6,383)

Net investment income (loss)	26,413	250,446	112,677	5,261,044	2,220,933	24,666

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(15,722)	284,157	(112,720)	7,718,644	(1,004,053)	977

Realized gains (losses)	(15,722)	284,157	(112,720)	7,718,644	(1,004,053)	977

Unrealized appreciation (depreciation) during the period	2,396	(262,554)	811,520	(7,574,294)	14,230,745	(2,655)

Net increase (decrease) in contract owners’ equity from operations	13,087	272,049	811,477	5,405,394	15,447,625	22,988

Changes from principal transactions:
Purchase payments	3,451,326	20,198	41,322	7,174,725	13,767,992	2,320,694
Transfers between sub-accounts and the company	(20,444)	382,869	810,679	410,249	25,264,396	(91,914)
Withdrawals	(5,664)	(1,949,383)	(2,132,151)	(24,986,368)	(20,121,162)	(9,615)
Annual contract fee	—	(8,936)	(10,863)	(1,173,974)	(1,107,805)	—

Net increase (decrease) in contract owners’ equity from principal transactions	3,425,218	(1,555,252)	(1,291,013)	(18,575,368)	17,803,421	2,219,165

Total increase (decrease) in contract owners’ equity	3,438,305	(1,283,203)	(479,536)	(13,169,974)	33,251,046	2,242,153
Contract owners’ equity at beginning of period	—	11,142,048	11,621,584	229,081,633	195,830,587	—

Contract owners’ equity at end of period	$3,438,305	$9,858,845	$11,142,048	$215,911,659	$229,081,633	$2,242,153

	2011	2011	2010	2011	2010	2011
Units, beginning of period	—	547,415	617,028	13,932,363	12,691,596	—
Units issued	300,759	82,326	98,678	2,533,792	4,422,431	195,728
Units redeemed	18,780	159,524	168,291	3,560,950	3,181,664	16,971

Units, end of period	281,979	470,217	547,415	12,905,205	13,932,363	178,757

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II		Lifestyle Growth PS Series II
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$469,572	$404,582	$23,521,531	$20,586,742	$64,176
Expenses:
Mortality and expense risk and administrative charges	(263,556)	(265,550)	(14,721,534)	(14,210,727)	(20,985)

Net investment income (loss)	206,016	139,032	8,799,997	6,376,015	43,191

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	(337,029)	(849,392)	(20,494,830)	(26,794,554)	(47,565)

Realized gains (losses)	(337,029)	(849,392)	(20,494,830)	(26,794,554)	(47,565)

Unrealized appreciation (depreciation) during the period	(399,907)	2,536,783	(19,720,157)	118,232,817	93,358

Net increase (decrease) in contract owners’ equity from operations	(530,920)	1,826,423	(31,414,990)	97,814,278	88,984

Changes from principal transactions:
Purchase payments	481,768	758,857	18,167,964	33,337,999	7,065,969
Transfers between sub-accounts and the company	771,933	35,860	(4,122,753)	(1,640,229)	37,472
Withdrawals	(1,966,779)	(2,650,531)	(65,730,443)	(47,342,647)	(8,891)
Annual contract fee	(31,435)	(34,146)	(5,227,000)	(4,938,190)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(744,513)	(1,889,960)	(56,912,232)	(20,583,067)	7,094,550

Total increase (decrease) in contract owners’ equity	(1,275,433)	(63,537)	(88,327,222)	77,231,211	7,183,534
Contract owners’ equity at beginning of period	17,871,210	17,934,747	981,607,196	904,375,985	—

Contract owners’ equity at end of period	$16,595,777	$17,871,210	$893,279,974	$981,607,196	$7,183,534

	2011	2010	2011	2010	2011
Units, beginning of period	1,039,719	1,147,523	63,086,541	64,056,962	—
Units issued	119,276	145,233	2,919,965	4,856,082	675,626
Units redeemed	143,211	253,037	6,392,158	5,826,503	75,203

Units, end of period	1,015,784	1,039,719	59,614,348	63,086,541	600,423

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II		Lifestyle Moderate PS Series II
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$409,360	$345,602	$10,938,718	$7,765,954	$25,959
Expenses:
Mortality and expense risk and administrative charges	(194,881)	(212,716)	(4,911,992)	(4,650,149)	(7,099)

Net investment income (loss)	214,479	132,886	6,026,726	3,115,805	18,860

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	(264,677)	(350,878)	(2,788,844)	(4,072,791)	(2,440)

Realized gains (losses)	(264,677)	(350,878)	(2,788,844)	(4,072,791)	(2,440)

Unrealized appreciation (depreciation) during the period	123,936	1,335,132	(1,252,229)	26,496,520	(775)

Net increase (decrease) in contract owners’ equity from operations	73,738	1,117,140	1,985,653	25,539,534	15,645

Changes from principal transactions:
Purchase payments	172,646	144,585	8,418,043	17,732,999	2,048,251
Transfers between sub-accounts and the company	(255,154)	802,638	6,248,664	18,561,452	164,057
Withdrawals	(2,267,067)	(2,466,475)	(25,106,421)	(20,876,029)	(3,247)
Annual contract fee	(7,576)	(8,008)	(1,666,974)	(1,469,867)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(2,357,151)	(1,527,260)	(12,106,688)	13,948,555	2,209,061

Total increase (decrease) in contract owners’ equity	(2,283,413)	(410,120)	(10,121,035)	39,488,089	2,224,706
Contract owners’ equity at beginning of period	13,479,556	13,889,676	324,398,052	284,909,963	—

Contract owners’ equity at end of period	$11,196,143	$13,479,556	$314,277,017	$324,398,052	$2,224,706

	2011	2010	2011	2010	2011
Units, beginning of period	695,933	783,719	20,211,324	19,158,362	—
Units issued	52,237	87,828	1,746,410	3,195,748	185,161
Units redeemed	177,522	175,614	2,403,756	2,142,786	5,130

Units, end of period	570,648	695,933	19,553,978	20,211,324	180,031

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$9,029	$17,830	$51,329	$91,816	$—	$8
Expenses:
Mortality and expense risk and administrative charges	(24,919)	(25,107)	(175,670)	(174,249)	(144,865)	(152,443)

Net investment income (loss)	(15,890)	(7,277)	(124,341)	(82,433)	(144,865)	(152,435)

Realized gains (losses) on investments:
Capital gain distributions received	37,683	—	269,254	—	—	—
Net realized gain (loss)	101,343	(130,192)	144,187	(646,299)	(222,161)	(603,741)

Realized gains (losses)	139,026	(130,192)	413,441	(646,299)	(222,161)	(603,741)

Unrealized appreciation (depreciation) during the period	(173,517)	480,195	(728,897)	3,051,766	(473,537)	2,673,841

Net increase (decrease) in contract owners’ equity from operations	(50,381)	342,726	(439,797)	2,323,034	(840,563)	1,917,665

Changes from principal transactions:
Purchase payments	527	949	208,859	99,739	61,811	95,957
Transfers between sub-accounts and the company	(244,330)	184,609	(130,311)	(17,297)	(216,844)	(194,531)
Withdrawals	(376,681)	(236,092)	(1,366,255)	(949,067)	(1,706,768)	(1,590,973)
Annual contract fee	(1,236)	(1,493)	(47,599)	(49,550)	(10,756)	(13,314)

Net increase (decrease) in contract owners’ equity from principal transactions	(621,720)	(52,027)	(1,335,306)	(916,175)	(1,872,557)	(1,702,861)

Total increase (decrease) in contract owners’ equity	(672,101)	290,699	(1,775,103)	1,406,859	(2,713,120)	214,804
Contract owners’ equity at beginning of period	1,920,821	1,630,122	11,969,026	10,562,167	10,302,151	10,087,347

Contract owners’ equity at end of period	$1,248,720	$1,920,821	$10,193,923	$11,969,026	$7,589,031	$10,302,151

	2011	2010	2011	2010	2011	2010
Units, beginning of period	89,699	94,682	620,385	677,616	591,585	699,450
Units issued	5,891	30,277	61,603	96,466	35,971	24,695
Units redeemed	34,852	35,260	127,418	153,697	137,530	132,560

Units, end of period	60,738	89,699	554,570	620,385	490,026	591,585

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$23,570	$79,489	$56,185	$221,539
Expenses:
Mortality and expense risk and administrative charges	(257,362)	(248,275)	(58,265)	(63,581)	(177,838)	(194,559)

Net investment income (loss)	(257,362)	(248,275)	(34,695)	15,908	(121,653)	26,980

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	14,426	—	45,322
Net realized gain (loss)	(182,517)	(555,709)	347,468	208,997	995,650	684,730

Realized gains (losses)	(182,517)	(555,709)	347,468	223,423	995,650	730,052

Unrealized appreciation (depreciation) during the period	(1,128,912)	3,916,006	(519,467)	295,396	(1,538,997)	885,273

Net increase (decrease) in contract owners’ equity from operations	(1,568,791)	3,112,022	(206,694)	534,727	(665,000)	1,642,305

Changes from principal transactions:
Purchase payments	76,840	106,950	1,150	960	29,187	80,124
Transfers between sub-accounts and the company	19,030	(671,767)	(150,230)	(91,115)	(666,383)	(281,807)
Withdrawals	(1,771,197)	(1,572,129)	(761,511)	(518,770)	(1,558,912)	(1,499,018)
Annual contract fee	(53,734)	(54,680)	(3,517)	(4,384)	(37,465)	(42,218)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,729,061)	(2,191,626)	(914,108)	(613,309)	(2,233,573)	(1,742,919)

Total increase (decrease) in contract owners’ equity	(3,297,852)	920,396	(1,120,802)	(78,582)	(2,898,573)	(100,614)
Contract owners’ equity at beginning of period	17,115,088	16,194,692	4,084,783	4,163,365	12,804,101	12,904,715

Contract owners’ equity at end of period	$13,817,236	$17,115,088	$2,963,981	$4,084,783	$9,905,528	$12,804,101

	2011	2010	2011	2010	2011	2010
Units, beginning of period	813,035	928,470	237,261	276,616	747,969	859,298
Units issued	230,585	65,213	2,229	3,189	26,050	31,463
Units redeemed	307,108	180,648	55,631	42,544	154,687	142,792

Units, end of period	736,512	813,035	183,859	237,261	619,332	747,969

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust B Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$—	$—	$—	$2,509
Expenses:
Mortality and expense risk and administrative charges	(151,503)	(194,916)	(940,096)	(1,200,594)	(52,360)	(79,157)

Net investment income (loss)	(151,503)	(194,916)	(940,096)	(1,200,594)	(52,360)	(76,648)

Realized gains (losses) on investments:
Capital gain distributions received	7,529	135	48,040	793	3,083	—
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	7,529	135	48,040	793	3,083	—

Unrealized appreciation (depreciation) during the period	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	(143,974)	(194,781)	(892,056)	(1,199,801)	(49,277)	(76,648)

Changes from principal transactions:
Purchase payments	757,099	837,582	2,853,170	9,959,577	—	2,100
Transfers between sub-accounts and the company	2,841,268	(9,167,167)	32,216,374	(17,961,509)	453,723	(88,035)
Withdrawals	(4,535,646)	4,396,281	(32,290,081)	(19,083,486)	(1,831,936)	(697,979)
Annual contract fee	(9,536)	(13,403)	(313,066)	(376,425)	(18,268)	(21,746)

Net increase (decrease) in contract owners’ equity from principal transactions	(946,815)	(3,946,707)	2,466,397	(27,461,843)	(1,396,481)	(805,660)

Total increase (decrease) in contract owners’ equity	(1,090,789)	(4,141,488)	1,574,341	(28,661,644)	(1,445,758)	(882,308)
Contract owners’ equity at beginning of period	10,277,716	14,419,204	58,457,292	87,118,936	4,416,639	5,298,947

Contract owners’ equity at end of period	$9,186,927	$10,277,716	$60,031,633	$58,457,292	$2,970,881	$4,416,639

	2011	2010	2011	2010	2011	2010
Units, beginning of period	641,917	908,732	4,659,224	6,838,505	354,292	418,279
Units issued	524,568	507,903	5,298,121	4,333,167	111,129	94,649
Units redeemed	594,664	774,718	5,103,645	6,512,448	223,687	158,636

Units, end of period	571,821	641,917	4,853,700	4,659,224	241,734	354,292

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mutual Shares Trust Series I		Natural Resources Trust Series II		PIMCO All Asset
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$5,768	$9,720	$45,772	$59,074	$222,687	$218,530
Expenses:
Mortality and expense risk and administrative charges	(5,217)	(2,212)	(225,809)	(214,563)	(54,132)	(49,758)

Net investment income (loss)	551	7,508	(180,037)	(155,489)	168,555	168,772

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	5,577	2,435	1,500,574	(1,543,370)	18,065	(8,143)

Realized gains (losses)	5,577	2,435	1,500,574	(1,543,370)	18,065	(8,143)

Unrealized appreciation (depreciation) during the period	(19,587)	20,698	(4,647,439)	3,370,023	(176,313)	160,831

Net increase (decrease) in contract owners’ equity from operations	(13,459)	30,641	(3,326,902)	1,671,164	10,307	321,460

Changes from principal transactions:
Purchase payments	132,150	253,906	176,782	98,002	2,520	2,680
Transfers between sub-accounts and the company	87,626	65,778	309,732	207,771	769,667	484,433
Withdrawals	(17,948)	(5,834)	(796,545)	(1,489,128)	(714,719)	(179,436)
Annual contract fee	(8,324)	(10,699)	(38,116)	(33,709)	(9,561)	(7,965)

Net increase (decrease) in contract owners’ equity from principal transactions	193,504	303,151	(348,147)	(1,217,064)	47,907	299,712

Total increase (decrease) in contract owners’ equity	180,045	333,792	(3,675,049)	454,100	58,214	621,172
Contract owners’ equity at beginning of period	431,547	97,755	15,562,436	15,108,336	3,452,509	2,831,337

Contract owners’ equity at end of period	$611,592	$431,547	$11,887,387	$15,562,436	$3,510,723	$3,452,509

	2011	2010	2011	2010	2011	2010
Units, beginning of period	36,991	9,252	436,135	474,644	200,424	182,296
Units issued	22,894	29,132	134,831	114,590	47,232	38,673
Units redeemed	6,450	1,393	149,133	153,099	44,336	20,545

Units, end of period	53,435	36,991	421,833	436,135	203,320	200,424

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$39,225	$53,764	$118,024	$157,637	$309,128	$1,107,379
Expenses:
Mortality and expense risk and administrative charges	(43,672)	(45,211)	(153,026)	(152,979)	(135,786)	(162,215)

Net investment income (loss)	(4,447)	8,553	(35,002)	4,658	173,342	945,164

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(133,720)	(436,977)	(267,253)	(1,474,186)	(335,384)	(259,540)

Realized gains (losses)	(133,720)	(436,977)	(267,253)	(1,474,186)	(335,384)	(259,540)

Unrealized appreciation (depreciation) during the period	358,473	1,141,656	922,509	3,743,589	981,138	17,561

Net increase (decrease) in contract owners’ equity from operations	220,306	713,232	620,254	2,274,061	819,096	703,185

Changes from principal transactions:
Purchase payments	1,113	1,071	63,429	30,061	196,242	34,852
Transfers between sub-accounts and the company	(401,521)	(48,231)	(531,063)	(17,355)	(857,208)	282,105
Withdrawals	(314,797)	(414,769)	(1,437,124)	(963,859)	(1,210,773)	(1,642,717)
Annual contract fee	(1,809)	(2,289)	(27,327)	(26,339)	(20,341)	(24,205)

Net increase (decrease) in contract owners’ equity from principal transactions	(717,014)	(464,218)	(1,932,085)	(977,492)	(1,892,080)	(1,349,965)

Total increase (decrease) in contract owners’ equity	(496,708)	249,014	(1,311,831)	1,296,569	(1,072,984)	(646,780)
Contract owners’ equity at beginning of period	3,087,127	2,838,113	10,202,032	8,905,463	9,311,869	9,958,649

Contract owners’ equity at end of period	$2,590,419	$3,087,127	$8,890,201	$10,202,032	$8,238,885	$9,311,869

	2011	2010	2011	2010	2011	2010
Units, beginning of period	101,289	118,763	432,280	474,270	572,059	653,813
Units issued	1,557	7,451	40,000	57,329	99,757	116,489
Units redeemed	24,186	24,925	120,790	99,319	212,198	198,243

Units, end of period	78,660	101,289	351,490	432,280	459,618	572,059

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$5	$—	$—	$212,197	$154,892
Expenses:
Mortality and expense risk and administrative charges	(108,237)	(110,747)	(94,439)	(91,352)	(140,414)	(111,018)

Net investment income (loss)	(108,237)	(110,742)	(94,439)	(91,352)	71,783	43,874

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	22,768	2,625
Net realized gain (loss)	775,940	438,706	622,603	199,524	31,135	29,788

Realized gains (losses)	775,940	438,706	622,603	199,524	53,903	32,413

Unrealized appreciation (depreciation) during the period	(1,234,242)	1,238,098	(990,640)	1,072,386	(6,994)	27,695

Net increase (decrease) in contract owners’ equity from operations	(566,539)	1,566,062	(462,476)	1,180,558	118,692	103,982

Changes from principal transactions:
Purchase payments	60,480	14,390	34,471	56,663	13,137	1,975
Transfers between sub-accounts and the company	(596,848)	9,975	(1,080,512)	286,631	(767,358)	11,665,101
Withdrawals	(1,252,119)	(1,057,599)	(504,650)	(486,069)	(899,939)	(1,505,242)
Annual contract fee	(7,715)	(9,211)	(22,081)	(20,980)	(3,678)	(2,368)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,796,202)	(1,042,445)	(1,572,772)	(163,755)	(1,657,838)	10,159,466

Total increase (decrease) in contract owners’ equity	(2,362,741)	523,617	(2,035,248)	1,016,803	(1,539,146)	10,263,448
Contract owners’ equity at beginning of period	8,333,390	7,809,773	6,815,469	5,798,666	10,263,448	—

Contract owners’ equity at end of period	$5,970,649	$8,333,390	$4,780,221	$6,815,469	$8,724,302	$10,263,448

	2011	2010	2011	2010	2011	2010
Units, beginning of period	649,939	799,316	385,284	402,031	814,226	—
Units issued	21,834	41,110	48,776	111,727	27,615	951,405
Units redeemed	168,641	190,487	133,643	128,474	158,405	137,179

Units, end of period	503,132	649,939	300,417	385,284	683,436	814,226

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I	Small Cap Growth Trust Series II
	2011	2010	2011	2011	2010
Income:
Dividend distributions received	$186,402	$139,500	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(154,671)	(121,667)	(120)	(46,006)	(36,022)

Net investment income (loss)	31,731	17,833	(120)	(46,006)	(36,022)

Realized gains (losses) on investments:
Capital gain distributions received	22,462	2,564	525	69,790	—
Net realized gain (loss)	52,149	45,620	(5)	502,589	95,536

Realized gains (losses)	74,611	48,184	520	572,379	95,536

Unrealized appreciation (depreciation) during the period	(18,427)	7,293	(4,129)	(812,272)	377,758

Net increase (decrease) in contract owners’ equity from operations	87,915	73,310	(3,729)	(285,899)	437,272

Changes from principal transactions:
Purchase payments	89,378	44,718	—	163,936	7,879
Transfers between sub-accounts and the company	(1,525,781)	12,107,819	25,203	433,939	179,620
Withdrawals	(1,864,848)	(652,913)	(10)	(362,570)	(186,778)
Annual contract fee	(17,655)	(15,433)	—	(6,843)	(4,544)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,318,906)	11,484,191	25,193	228,462	(3,823)

Total increase (decrease) in contract owners’ equity	(3,230,991)	11,557,501	21,464	(57,437)	433,449
Contract owners’ equity at beginning of period	11,557,501	—	—	2,591,582	2,158,133

Contract owners’ equity at end of period	$8,326,510	$11,557,501	$21,464	$2,534,145	$2,591,582

	2011	2010	2011	2011	2010
Units, beginning of period	918,610	—	—	148,482	148,541
Units issued	115,655	1,145,731	1,766	88,245	41,615
Units redeemed	378,184	227,121	25	79,035	41,674

Units, end of period	656,081	918,610	1,741	157,692	148,482

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$5,871	$3,319	$74,214	$22,531	$1,272	$—
Expenses:
Mortality and expense risk and administrative charges	(9,569)	(10,213)	(124,287)	(123,406)	(22,246)	(22,737)

Net investment income (loss)	(3,698)	(6,894)	(50,073)	(100,875)	(20,974)	(22,737)

Realized gains (losses) on investments:
Capital gain distributions received	2,323	—	33,218	—	—	—
Net realized gain (loss)	(24,864)	(64,309)	(139,141)	(387,937)	98,172	(200,165)

Realized gains (losses)	(22,541)	(64,309)	(105,923)	(387,937)	98,172	(200,165)

Unrealized appreciation (depreciation) during the period	(8,788)	203,420	(323,074)	2,236,079	(138,871)	528,216

Net increase (decrease) in contract owners’ equity from operations	(35,027)	132,217	(479,070)	1,747,267	(61,673)	305,314

Changes from principal transactions:
Purchase payments	3,270	527	80,676	93,719	—	1,200
Transfers between sub-accounts and the company	(89,730)	144,425	(115,060)	(386,240)	(450,548)	294,790
Withdrawals	(160,653)	(136,664)	(662,207)	(556,119)	(225,638)	(139,935)
Annual contract fee	(465)	(504)	(39,354)	(40,654)	(810)	(821)

Net increase (decrease) in contract owners’ equity from principal transactions	(247,578)	7,784	(735,945)	(889,294)	(676,996)	155,234

Total increase (decrease) in contract owners’ equity	(282,605)	140,001	(1,215,015)	857,973	(738,669)	460,548
Contract owners’ equity at beginning of period	732,141	592,140	8,567,580	7,709,607	1,864,355	1,403,807

Contract owners’ equity at end of period	$449,536	$732,141	$7,352,565	$8,567,580	$1,125,686	$1,864,355

	2011	2010	2011	2010	2011	2010
Units, beginning of period	42,319	42,433	477,159	533,669	86,350	83,182
Units issued	1,245	12,660	15,218	23,314	9,803	29,949
Units redeemed	15,966	12,774	56,273	79,824	41,412	26,781

Units, end of period	27,598	42,319	436,104	477,159	54,741	86,350

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,021	$—	$23,037	$5,292	$22,267	$58,056
Expenses:
Mortality and expense risk and administrative charges	(99,793)	(76,162)	(53,956)	(51,490)	(63,092)	(66,337)

Net investment income (loss)	(95,772)	(76,162)	(30,919)	(46,198)	(40,825)	(8,281)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(84,185)	(386,959)	269,266	123,025	(165,752)	(409,101)

Realized gains (losses)	(84,185)	(386,959)	269,266	123,025	(165,752)	(409,101)

Unrealized appreciation (depreciation) during the period	(156,985)	1,618,931	(202,122)	629,957	122,621	1,203,325

Net increase (decrease) in contract owners’ equity from operations	(336,942)	1,155,810	36,225	706,784	(83,956)	785,943

Changes from principal transactions:
Purchase payments	42,055	76,815	14,673	44,895	12,362	24,488
Transfers between sub-accounts and the company	1,121,359	84,422	185,439	362,248	(11,087)	(144,474)
Withdrawals	(456,956)	(447,302)	(459,076)	(258,883)	(692,984)	(686,173)
Annual contract fee	(20,778)	(20,022)	(5,167)	(5,031)	(3,409)	(4,343)

Net increase (decrease) in contract owners’ equity from principal transactions	685,680	(306,087)	(264,131)	143,229	(695,118)	(810,502)

Total increase (decrease) in contract owners’ equity	348,738	849,723	(227,906)	850,013	(779,074)	(24,559)
Contract owners’ equity at beginning of period	5,378,218	4,528,495	3,697,409	2,847,396	4,530,268	4,554,827

Contract owners’ equity at end of period	$5,726,956	$5,378,218	$3,469,503	$3,697,409	$3,751,194	$4,530,268

	2011	2010	2011	2010	2011	2010
Units, beginning of period	258,126	278,902	212,689	204,515	179,148	214,933
Units issued	82,759	59,034	136,441	116,669	5,940	6,933
Units redeemed	51,856	79,810	148,239	108,495	32,964	42,718

Units, end of period	289,029	258,126	200,891	212,689	152,124	179,148

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$43,259	$142,357	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(191,239)	(191,216)	(31,695)	(33,225)	(42,402)	(42,394)

Net investment income (loss)	(147,980)	(48,859)	(31,695)	(33,225)	(42,402)	(42,394)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	34,941	—	42,773
Net realized gain (loss)	(547,859)	(834,981)	155,493	40,915	156,754	48,176

Realized gains (losses)	(547,859)	(834,981)	155,493	75,856	156,754	90,949

Unrealized appreciation (depreciation) during the period	423,382	3,063,165	(301,739)	426,562	(337,359)	547,065

Net increase (decrease) in contract owners’ equity from operations	(272,457)	2,179,325	(177,941)	469,193	(223,007)	595,620

Changes from principal transactions:
Purchase payments	34,139	108,495	2,188	3,832	6,789	43,278
Transfers between sub-accounts and the company	(376,158)	(200,628)	(389,760)	146,819	(335,507)	111,863
Withdrawals	(1,384,383)	(1,267,208)	(257,431)	(277,240)	(239,322)	(169,182)
Annual contract fee	(32,812)	(36,737)	(1,430)	(1,560)	(11,209)	(11,338)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,759,214)	(1,396,078)	(646,433)	(128,149)	(579,249)	(25,379)

Total increase (decrease) in contract owners’ equity	(2,031,671)	783,247	(824,374)	341,044	(802,256)	570,241
Contract owners’ equity at beginning of period	12,957,174	12,173,927	2,651,467	2,310,423	3,213,522	2,643,281

Contract owners’ equity at end of period	$10,925,503	$12,957,174	$1,827,093	$2,651,467	$2,411,266	$3,213,522

	2011	2010	2011	2010	2011	2010
Units, beginning of period	643,617	720,645	163,910	176,005	199,274	201,519
Units issued	86,274	39,786	2,007	17,122	4,334	23,769
Units redeemed	170,022	116,814	42,533	29,217	39,776	26,014

Units, end of period	559,869	643,617	123,384	163,910	163,832	199,274

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities II		Total Bond Market Trust A Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$661,315	$534,671	$1,145,908	$893,246	$159,203	$34,518
Expenses:
Mortality and expense risk and administrative charges	(98,161)	(16,573)	(180,622)	(49,791)	(44,392)	(10,806)

Net investment income (loss)	563,154	518,098	965,286	843,455	114,811	23,712

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(105,535)	(2,550)	(9,692)	112,595	16,664	18,016

Realized gains (losses)	(105,535)	(2,550)	(9,692)	112,595	16,664	18,016

Unrealized appreciation (depreciation) during the period	(396,685)	(402,188)	(875,572)	(606,973)	25,300	(35,388)

Net increase (decrease) in contract owners’ equity from operations	60,934	113,360	80,022	349,077	156,775	6,340

Changes from principal transactions:
Purchase payments	14,602	404	33,062	3,827	582,388	969,448
Transfers between sub-accounts and the company	(246,086)	7,487,436	97,654	11,094,996	3,863,770	297,012
Withdrawals	(1,455,855)	(241,406)	(2,066,270)	(527,181)	(720,904)	(234,869)
Annual contract fee	(4,539)	(812)	(33,822)	(8,560)	(11,846)	(14,424)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,691,878)	7,245,622	(1,969,376)	10,563,082	3,713,408	1,017,167

Total increase (decrease) in contract owners’ equity	(1,630,944)	7,358,982	(1,889,354)	10,912,159	3,870,183	1,023,507
Contract owners’ equity at beginning of period	7,358,982	—	12,429,624	1,517,465	1,348,037	324,530

Contract owners’ equity at end of period	$5,728,038	$7,358,982	$10,540,270	$12,429,624	$5,218,220	$1,348,037

	2011	2010	2011	2010	2011	2010
Units, beginning of period	400,195	—	686,997	94,813	102,841	23,891
Units issued	10,012	416,819	56,135	640,653	381,019	128,752
Units redeemed	100,765	16,624	162,870	48,469	123,499	49,802

Units, end of period	309,442	400,195	580,262	686,997	360,361	102,841

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust A Series NAV		Total Return Trust Series I		Total Return Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$31,886	$17,143	$710,421	$460,801	$1,273,656	$781,694
Expenses:
Mortality and expense risk and administrative charges	(8,117)	(3,498)	(270,904)	(320,373)	(505,402)	(588,683)

Net investment income (loss)	23,769	13,645	439,517	140,428	768,254	193,011

Realized gains (losses) on investments:
Capital gain distributions received	—	—	637,908	336,232	1,196,673	627,320
Net realized gain (loss)	8,733	1,702	223,994	312,637	339,678	614,402

Realized gains (losses)	8,733	1,702	861,902	648,869	1,536,351	1,241,722

Unrealized appreciation (depreciation) during the period	22,173	(3,350)	(918,158)	396,696	(1,626,491)	680,284

Net increase (decrease) in contract owners’ equity from operations	54,675	11,997	383,261	1,185,993	678,114	2,115,017

Changes from principal transactions:
Purchase payments	239,741	373,278	13,700	20,443	109,267	289,194
Transfers between sub-accounts and the company	68,246	126,786	(727,409)	(108,977)	575,782	477,899
Withdrawals	(19,527)	(7,709)	(2,684,294)	(3,815,516)	(7,155,628)	(5,393,110)
Annual contract fee	(13,457)	(15,901)	(10,741)	(13,348)	(75,472)	(91,301)

Net increase (decrease) in contract owners’ equity from principal transactions	275,003	476,454	(3,408,744)	(3,917,398)	(6,546,051)	(4,717,318)

Total increase (decrease) in contract owners’ equity	329,678	488,451	(3,025,483)	(2,731,405)	(5,867,937)	(2,602,301)
Contract owners’ equity at beginning of period	660,921	172,470	18,678,850	21,410,255	35,301,614	37,903,915

Contract owners’ equity at end of period	$990,599	$660,921	$15,653,367	$18,678,850	$29,433,677	$35,301,614

	2011	2010	2011	2010	2011	2010
Units, beginning of period	48,571	13,287	868,495	1,055,654	1,928,887	2,189,457
Units issued	31,207	38,296	40,183	75,177	153,759	314,544
Units redeemed	11,203	3,012	197,834	262,336	506,343	575,114

Units, end of period	68,575	48,571	710,844	868,495	1,576,303	1,928,887

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$5,351	$6,276	$78,552	$85,596	$278
Expenses:
Mortality and expense risk and administrative charges	(7,204)	(8,156)	(123,170)	(125,825)	(85)

Net investment income (loss)	(1,853)	(1,880)	(44,618)	(40,229)	193

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	1,921	(3,721)	(82,381)	(263,375)	—

Realized gains (losses)	1,921	(3,721)	(82,381)	(263,375)	—

Unrealized appreciation (depreciation) during the period	(5,699)	79,880	30,312	1,414,768	(299)

Net increase (decrease) in contract owners’ equity from operations	(5,631)	74,279	(96,687)	1,111,164	(106)

Changes from principal transactions:
Purchase payments	1,538	2,776	39,484	24,578	—
Transfers between sub-accounts and the company	(29,471)	(22,934)	(262,238)	(194,409)	19,760
Withdrawals	(46,495)	(121,349)	(716,793)	(819,655)	—
Annual contract fee	(566)	(670)	(37,015)	(38,845)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(74,994)	(142,177)	(976,562)	(1,028,331)	19,760

Total increase (decrease) in contract owners’ equity	(80,625)	(67,898)	(1,073,249)	82,833	19,654
Contract owners’ equity at beginning of period	496,079	563,977	8,253,083	8,170,250	—

Contract owners’ equity at end of period	$415,454	$496,079	$7,179,834	$8,253,083	$19,654

	2011	2010	2011	2010	2011
Units, beginning of period	41,604	54,556	528,320	602,567	—
Units issued	3,680	5,915	6,223	14,603	1,586
Units redeemed	10,007	18,867	68,420	88,850	—

Units, end of period	35,277	41,604	466,123	528,320	1,586

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		Utilities Trust Series I		Utilities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$65,470	$8,907	$69,975	$46,409	$173,550	$107,429
Expenses:
Mortality and expense risk and administrative charges	(43,422)	(4,026)	(32,011)	(32,968)	(82,125)	(80,546)

Net investment income (loss)	22,048	4,881	37,964	13,441	91,425	26,883

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(9,649)	(10)	99,414	(194,180)	(232,899)	(458,534)

Realized gains (losses)	(9,649)	(10)	99,414	(194,180)	(232,899)	(458,534)

Unrealized appreciation (depreciation) during the period	(61,297)	(8,989)	(53,287)	382,561	387,107	971,366

Net increase (decrease) in contract owners’ equity from operations	(48,898)	(4,118)	84,091	201,822	245,633	539,715

Changes from principal transactions:
Purchase payments	1,787,766	16,542	18,236	19,677	12,803	27,658
Transfers between sub-accounts and the company	5,375,112	981,727	(94,211)	(474,824)	(202,997)	(280,239)
Withdrawals	(2,625,742)	16,439	(213,471)	(299,592)	(500,376)	(447,249)
Annual contract fee	(7,162)	(355)	(1,996)	(2,177)	(10,298)	(11,121)

Net increase (decrease) in contract owners’ equity from principal transactions	4,529,974	1,014,353	(291,442)	(756,916)	(700,868)	(710,951)

Total increase (decrease) in contract owners’ equity	4,481,076	1,010,235	(207,351)	(555,094)	(455,235)	(171,236)
Contract owners’ equity at beginning of period	1,010,235	—	2,093,451	2,648,545	5,250,537	5,421,773

Contract owners’ equity at end of period	$5,491,311	$1,010,235	$1,886,100	$2,093,451	$4,795,302	$5,250,537

	2011	2010	2011	2010	2011	2010
Units, beginning of period	81,420	—	107,466	152,666	178,376	205,704
Units issued	890,114	83,875	26,384	17,223	14,381	14,926
Units redeemed	523,247	2,455	41,562	62,423	37,551	42,254

Units, end of period	448,287	81,420	92,288	107,466	155,206	178,376

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2011	2010	2011	2010
Income:
Dividend distributions received	$48,176	$46,517	$30,662	$27,741
Expenses:
Mortality and expense risk and administrative charges	(68,799)	(71,184)	(56,398)	(55,691)

Net investment income (loss)	(20,623)	(24,667)	(25,736)	(27,950)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	(211,091)	(352,397)	(167,219)	(281,011)

Realized gains (losses)	(211,091)	(352,397)	(167,219)	(281,011)

Unrealized appreciation (depreciation) during the period	217,950	1,256,800	167,537	957,419

Net increase (decrease) in contract owners’ equity from operations	(13,764)	879,736	(25,418)	648,458

Changes from principal transactions:
Purchase payments	24,273	42,676	14,995	19,393
Transfers between sub-accounts and the company	(131,657)	9,362	(131,928)	13,532
Withdrawals	(610,020)	(695,662)	(385,130)	(244,997)
Annual contract fee	(2,671)	(3,137)	(7,978)	(8,586)

Net increase (decrease) in contract owners’ equity from principal transactions	(720,075)	(646,761)	(510,041)	(220,658)

Total increase (decrease) in contract owners’ equity	(733,839)	232,975	(535,459)	427,800
Contract owners’ equity at beginning of period	4,974,132	4,741,157	3,771,557	3,343,757

Contract owners’ equity at end of period	$4,240,293	$4,974,132	$3,236,098	$3,771,557

	2011	2010	2011	2010
Units, beginning of period	180,985	207,725	201,675	213,686
Units issued	4,544	7,608	19,797	27,954
Units redeemed	30,786	34,348	46,079	39,965

Units, end of period	154,743	180,985	175,393	201,675

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.	Organization

John Hancock Life Insurance Company of New York, Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 142 sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 sub-accounts that are invested in portfolios of other Outside Trusts (the “Outside Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2011 are as follows:

Sub-accounts Closed	2011
American Bond Trust Series II	10/28/2011
American Bond Trust Series III	10/28/2011
High Income Trust Series II	4/29/2011
Large Cap Value Trust Series I	4/29/2011
Large Cap Value Trust Series II	4/29/2011

Sub-accounts Opened	2011
American New World Trust Series III	3/1/2011
Balanced Trust Series I	4/1/2011
Bond PS Series II	6/20/2011
Bond Trust Series I	10/28/2011
Bond Trust Series II	10/28/2011
Lifestyle Balanced PS Series II	6/20/2011
Lifestyle Conservative PS Series II	6/20/2011
Lifestyle Growth PS Series II	6/20/2011
Lifestyle Moderate PS Series II	6/20/2011
Small Cap Growth Trust Series I	4/1/2011
Ultra Short Term Bond Trust Series I	4/1/2011

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

1.	Organization — (continued)

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Optimized All Cap Trust Series II	Fundamental All Cap Core Trust Series II	10/31/2011
American Fundamental Holdings Trust Series II	Fundamental Holdings Trust Series II	10/1/2011
Optimized Value Trust Series II	Fundamental Large Cap Value Trust Series II	10/31/2011
American Global Diversification Trust Series II	Global Diversification Trust Series II	10/1/2011

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

5.	Fair Value Measurements — (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$3,943,323,173
Level 2	—
Level 3	—

$3,943,323,173

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2011 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series NAV	$220,015	$660,521
500 Index Trust Series I	221,877	677,694
500 Index Trust Series II	505,433	2,053,052
500 Index Trust Series NAV	582,702	173,671
Active Bond Trust Series I	287,160	979,132
Active Bond Trust Series II	4,358,740	12,311,921
All Cap Core Trust Series I	49,448	642,185
All Cap Core Trust Series II	73,315	217,217
All Cap Value Trust Series I	81,850	431,101
All Cap Value Trust Series II	492,603	1,308,496
American Asset Allocation Trust Series I	410,263	1,826,352
American Asset Allocation Trust Series II	3,013,546	14,456,993
American Blue-Chip Income & Growth Trust Series II	388,737	2,047,564
American Blue-Chip Income & Growth Trust Series III	264,616	57,863
American Bond Trust Series II	3,348,913	100,030,958
American Bond Trust Series III	321,136	890,570
American Global Growth Trust Series II	1,006,538	2,665,144
American Global Small Capitalization Trust Series II	680,607	968,586
American Global Small Capitalization Trust Series III	5,119	1,366
American Growth Trust Series II	7,757,438	23,180,501
American Growth Trust Series III	156,277	46,540
American Growth-Income Trust Series I	280,336	2,017,504
American Growth-Income Trust Series II	6,163,171	21,122,559
American Growth-Income Trust Series III	134,612	1,632
American High-Income Bond Trust Series II	2,719,148	2,362,848
American High-Income Bond Trust Series III	32,973	23,861
American International Trust Series II	8,682,527	10,960,757
American International Trust Series III	174,737	26,646
American New World Trust Series II	2,263,109	2,735,110
American New World Trust Series III	25,600	122
Balanced Trust Series I	30,148	123
Blue Chip Growth Trust Series I	836,676	4,856,096
Blue Chip Growth Trust Series II	2,547,162	5,279,524
Bond PS Series II	931,028	807,309
Bond Trust Series I	852,789	12,255
Bond Trust Series II	85,265,214	1,651,211
Capital Appreciation Trust Series I	311,477	2,461,596
Capital Appreciation Trust Series II	567,430	2,743,584
Capital Appreciation Value Trust Series II	1,721,238	3,303,199
Core Allocation Plus Trust Series II	767,787	507,207
Core Allocation Trust Series I	2,403	5,425
Core Allocation Trust Series II	2,675,995	933,466
Core Balanced Trust Series I	118,692	264,960
Core Balanced Trust Series II	5,485,266	2,272,690
Core Balanced Strategy Trust Series NAV	7,518	36,618
Core Bond Trust Series II	507,751	406,248
Core Disciplined Diversification Trust Series II	4,455,337	1,830,502
Core Fundamental Holdings Trust Series II	5,591,705	3,580,351
Core Fundamental Holdings Trust Series III	16,014	4,898
Core Global Diversification Trust Series II	5,760,364	5,319,386
Core Global Diversification Trust Series III	32,546	14,027
Core Strategy Trust Series II	5,577,593	7,125,494
Core Strategy Trust Series NAV	9,782	50,465

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Disciplined Diversification Trust Series II	$432,995	$608,971
DWS Equity 500 Index	132,209	374,716
Equity-Income Trust Series I	1,770,610	5,521,293
Equity-Income Trust Series II	7,666,303	6,929,496
Financial Services Trust Series I	70,830	324,442
Financial Services Trust Series II	719,640	1,350,121
Founding Allocation Trust Series II	3,210,784	11,487,038
Fundamental All Cap Core Trust Series II (a)	211,863	1,036,650
Fundamental Holdings Trust Series II (b)	3,164,537	8,626,275
Fundamental Large Cap Value Trust Series II (c)	195,679	387,915
Fundamental Value Trust Series I	529,206	5,574,216
Fundamental Value Trust Series II	2,002,659	7,620,796
Global Bond Trust Series I	511,528	1,284,977
Global Bond Trust Series II	2,664,618	5,139,141
Global Diversification Trust Series II (d)	2,079,161	6,610,372
Global Trust Series I	295,637	1,450,707
Global Trust Series II	359,750	731,991
Health Sciences Trust Series I	499,032	850,588
Health Sciences Trust Series II	1,854,729	2,709,425
High Income Trust Series II	303,758	1,409,097
High Yield Trust Series I	759,482	1,429,887
High Yield Trust Series II	2,538,999	2,716,170
International Core Trust Series I	102,804	327,968
International Core Trust Series II	796,200	763,024
International Equity Index Trust A Series I	124,237	481,127
International Equity Index Trust A Series II	386,886	690,311
International Equity Index Trust B Series NAV	181,735	420,515
International Opportunities Trust Series II	294,530	885,248
International Small Company Trust Series I	59,871	717,069
International Small Company Trust Series II	645,120	1,240,202
International Value Trust Series I	301,760	1,641,827
International Value Trust Series II	946,154	2,679,824
Investment Quality Bond Trust Series I	835,621	1,791,503
Investment Quality Bond Trust Series II	2,945,477	8,186,511
Large Cap Trust Series I	200,650	1,870,744
Large Cap Trust Series II	326,361	345,784
Large Cap Value Trust Series I	78,860	1,069,140
Large Cap Value Trust Series II	108,859	5,053,806
Lifestyle Aggressive Trust Series I	85,834	262,042
Lifestyle Aggressive Trust Series II	1,638,686	7,261,021
Lifestyle Balanced Trust Series I	3,708,517	4,689,173
Lifestyle Balanced Trust Series II	54,225,748	107,749,205
Lifestyle Balanced PS Series II	3,680,564	228,933
Lifestyle Conservative Trust Series I	1,946,567	3,251,372
Lifestyle Conservative Trust Series II	49,558,527	62,872,852
Lifestyle Conservative PS Series II	2,458,952	215,121
Lifestyle Growth Trust Series I	2,114,074	2,652,571
Lifestyle Growth Trust Series II	63,621,458	111,733,692

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Lifestyle Growth PS Series II	$7,905,394	$767,654
Lifestyle Moderate Trust Series I	1,372,493	3,515,166
Lifestyle Moderate Trust Series II	37,474,436	43,554,398
Lifestyle Moderate PS Series II	2,293,199	65,278
Mid Cap Index Trust Series I	176,940	776,867
Mid Cap Index Trust Series II	1,500,843	2,691,237
Mid Cap Stock Trust Series I	592,878	2,610,301
Mid Cap Stock Trust Series II	3,803,562	5,789,984
Mid Value Trust Series I	56,864	1,005,668
Mid Value Trust Series II	469,559	2,824,785
Money Market Trust Series I	7,865,945	8,956,733
Money Market Trust Series II	65,333,120	63,758,778
Money Market Trust B Series NAV	1,383,787	2,829,545
Mutual Shares Trust Series I	270,921	76,866
Natural Resources Trust Series II	5,241,373	5,769,557
PIMCO All Asset	1,049,234	832,772
Real Estate Securities Trust Series I	89,864	811,326
Real Estate Securities Trust Series II	1,198,345	3,165,432
Real Return Bond Trust Series II	2,024,373	3,743,110
Science & Technology Trust Series I	328,291	2,232,731
Science & Technology Trust Series II	860,415	2,527,624
Short Term Government Income Trust Series I	581,862	2,145,148
Short Term Government Income Trust Series II	1,665,049	4,929,761
Small Cap Growth Trust Series I	26,097	499
Small Cap Growth Trust Series II	1,859,015	1,606,770
Small Cap Index Trust Series I	29,803	278,756
Small Cap Index Trust Series II	358,463	1,111,263
Small Cap Opportunities Trust Series I	226,525	924,495
Small Cap Opportunities Trust Series II	1,737,313	1,147,406
Small Cap Value Trust Series II	2,101,609	2,396,661
Small Company Value Trust Series I	173,415	909,358
Small Company Value Trust Series II	1,363,327	3,270,521
Smaller Company Growth Trust Series I	29,425	707,552
Smaller Company Growth Trust Series II	60,729	682,380
Strategic Income Opportunities Trust Series I	844,253	1,972,978
Strategic Income Opportunities Trust Series II	2,159,724	3,163,813
Total Bond Market Trust A Series II	465,008	166,235
Total Bond Market Trust A Series NAV	5,577,285	1,749,066
Total Return Trust Series I	2,212,207	4,543,525
Total Return Trust Series II	5,270,557	9,851,682
Total Stock Market Index Trust Series I	49,525	126,372
Total Stock Market Index Trust Series II	171,974	1,193,155
Ultra Short Term Bond Trust Series I	20,038	85
Ultra Short Term Bond Trust Series II	11,046,226	6,494,205
Utilities Trust Series I	624,377	877,856
Utilities Trust Series II	628,237	1,237,679
Value Trust Series I	170,953	911,651
Value Trust Series II	422,492	958,270

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series NAV	2011	555	$10.75 to $10.53	$5,928	1.85% to 1.40%	1.75%	0.45% to 0.00%
	2010	597	10.71 to 10.53	6,361	1.85 to 1.40	1.75	13.26 to 12.76
	2009	642	9.45 to 9.34	6,043	1.85 to 1.40	2.23	24.59 to 24.03
	2008	669	7.59 to 7.53	5,063	1.85 to 1.40	2.08	(38.07) to (38.35)
	2007	757	12.25 to 12.21	9,257	1.85 to 1.40	1.23	(2.01) to (2.30)

500 Index Trust Series I	2011	201	10.66 to 10.54	2,127	1.75 to 1.40	1.37	0.16 to (0.19)
	2010	244	10.64 to 10.56	2,586	1.75 to 1.40	1.36	12.99 to 12.59
	2009	289	9.42 to 9.38	2,708	1.75 to 1.40	1.53	23.99 to 23.56
	2008	464	7.60 to 7.59	3,518	1.75 to 1.40	0.66	(38.08) to (38.30)
	2007	623	12.31 to 12.27	7,643	1.75 to 1.40	2.41	3.43 to 3.07

500 Index Trust Series II	2011	644	14.49 to 13.87	9,130	1.85 to 1.40	1.27	(0.03) to (0.48)
	2010	750	14.49 to 13.94	10,648	1.85 to 1.40	1.19	12.70 to 12.19
	2009	811	12.86 to 12.42	10,215	1.85 to 1.40	1.48	23.84 to 23.29
	2008	940	10.38 to 10.08	9,531	1.85 to 1.40	0.46	(38.27) to (38.55)
	2007	1,081	16.82 to 16.40	17,780	1.85 to 1.40	1.93	3.26 to 2.80

500 Index Trust Series NAV	2011	77	17.73 to 17.38	1,355	1.55 to 0.80	1.83	0.84 to 0.09
	2010	55	17.58 to 17.36	958	1.55 to 0.80	2.19	13.73 to 12.88
	2009	15	15.46 to 15.38	228	1.55 to 0.80	2.98	23.67 to 23.06

Active Bond Trust Series I	2011	205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98
	2010	255	16.20 to 15.88	4,099	1.75 to 1.40	7.01	12.27 to 11.87
	2009	336	14.43 to 14.19	4,801	1.75 to 1.40	6.94	23.07 to 22.64
	2008	409	11.72 to 11.57	4,759	1.75 to 1.40	5.02	(11.78) to (12.09)
	2007	538	13.29 to 13.17	7,114	1.75 to 1.40	8.45	2.59 to 2.23

Active Bond Trust Series II	2011	2,441	16.69 to 16.20	40,172	1.85 to 1.40	4.68	4.23 to 3.76
	2010	3,013	16.01 to 15.61	47,666	1.85 to 1.40	6.99	12.13 to 11.62
	2009	3,309	14.28 to 13.98	46,780	1.85 to 1.40	7.26	22.65 to 22.10
	2008	3,430	11.64 to 11.45	39,615	1.85 to 1.40	4.80	(11.90) to (12.29)
	2007	5,138	13.22 to 13.06	67,505	1.85 to 1.40	8.02	1.87 to 0.87

All Cap Core Trust Series I	2011	186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	(0.98) to (1.33)
	2010	223	17.73 to 7.73	3,461	1.75 to 1.40	0.99	11.47 to 11.08
	2009	283	15.90 to 6.96	3,792	1.75 to 1.40	1.60	26.68 to 26.24
	2008	330	12.55 to 5.51	3,536	1.75 to 1.40	1.59	(40.47) to (40.68)
	2007	397	21.09 to 9.29	7,207	1.75 to 1.40	1.38	1.23 to 0.87

All Cap Core Trust Series II	2011	63	15.78 to 15.11	962	1.85 to 1.40	0.77	(1.25) to (1.69)
	2010	72	15.98 to 15.37	1,116	1.85 to 1.40	0.82	11.25 to 10.75
	2009	78	14.37 to 13.88	1,083	1.85 to 1.40	1.39	26.48 to 25.91
	2008	86	11.36 to 11.03	948	1.85 to 1.40	1.30	(40.59) to (40.86)
	2007	128	19.12 to 18.64	2,391	1.85 to 1.40	0.80	0.53 to (4.85)

All Cap Value Trust Series I	2011	80	16.13 to 13.09	1,303	1.75 to 0.80	0.31	(4.96) to (5.86)
	2010	99	17.13 to 13.78	1,725	1.75 to 0.80	0.35	17.41 to 16.3
	2009	121	14.73 to 11.73	1,807	1.75 to 0.80	0.53	24.41 to 20.78
	2008	141	12.16 to 11.84	1,689	1.75 to 1.40	0.73	(29.78) to (30.02)
	2007	211	17.32 to 16.92	3,593	1.75 to 1.40	1.74	6.81 to 6.44

All Cap Value Trust Series II	2011	233	17.92 to 17.16	4,001	1.85 to 1.40	0.14	(5.73) to (6.16)
	2010	272	19.01 to 18.28	4,998	1.85 to 1.40	0.15	16.49 to 15.97
	2009	300	16.31 to 15.76	4,735	1.85 to 1.40	0.31	24.65 to 24.09
	2008	348	13.09 to 12.70	4,414	1.85 to 1.40	0.54	(29.86) to (30.18)
	2007	426	18.66 to 18.19	7,724	1.85 to 1.40	1.35	6.53 to 6.05

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series I	2011	591	$11.60 to $11.41	$6,835	1.75% to 1.40%	1.38%	(0.49)% to (0.83)%
	2010	711	11.65 to 11.50	8,268	1.75 to 1.40	1.46	10.50 to 10.11
	2009	924	10.55 to 10.45	9,735	1.75 to 1.40	1.86	20.11 to 19.83

American Asset Allocation Trust Series II	2011	8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	(0.30) to (1.04)
	2010	9,291	11.73 to 11.41	107,550	1.90 to 1.15	1.46	10.62 to 9.80
	2009	9,658	10.60 to 10.39	101,401	1.90 to 1.15	2.03	21.86 to 20.95
	2008	7,029	8.70 to 8.59	60,763	1.90 to 1.15	3.04	(30.64) to (31.16)
	2007	3,023	12.54 to 12.48	37,906	1.90 to 1.15	3.76	0.34 to (0.16)

American Blue-Chip Income & Growth Trust Series II	2011	459	16.71 to 16.07	7,559	1.85 to 1.40	1.07	(2.81) to (3.25)
	2010	556	17.19 to 16.61	9,435	1.85 to 1.40	1.12	10.20 to 9.70
	2009	645	15.60 to 15.14	9,945	1.85 to 1.40	1.38	25.36 to 24.80
	2008	764	12.44 to 12.13	9,405	1.85 to 1.40	3.95	(37.64) to (37.93)
	2007	880	19.96 to 19.54	17,405	1.85 to 1.40	2.09	0.06 to (0.39)

American Blue Chip Income & Growth Trust Series III	2011	47	11.80 to 11.46	555	1.55 to 0.80	2.02	(1.74) to (2.47)
	2010	31	12.01 to 11.75	365	1.55 to 0.80	2.76	11.39 to 10.56
	2009	8	10.78 to 10.63	90	1.55 to 0.80	4.73	26.15 to 25.53

American Bond Trust Series II	2011	0	14.18 to 13.51	0	1.90 to 1.15	0.00	3.10 to 2.46
	2010	6,924	13.75 to 13.19	92,938	1.90 to 1.15	2.39	4.75 to 3.97
	2009	7,266	13.13 to 12.68	93,467	1.90 to 1.15	2.63	10.65 to 9.82
	2008	6,802	11.87 to 11.55	79,419	1.90 to 1.15	8.97	(10.86) to (11.52)
	2007	9,127	13.31 to 13.05	120,045	1.90 to 1.15	4.33	1.58 to (0.20)

American Bond Trust Series III	2011	0	13.70 to 13.32	0	1.55 to 0.80	0.00	3.87 to 3.23
	2010	41	13.19 to 12.91	538	1.55 to 0.80	5.11	5.56 to 4.77
	2009	11	12.49 to 12.32	135	1.55 to 0.80	7.46	8.99 to 8.46

American Global Growth Trust Series II	2011	1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	(10.44) to (11.11)
	2010	1,146	12.34 to 12.01	13,942	1.90 to 1.15	0.94	9.90 to 9.08
	2009	1,204	11.23 to 11.01	13,373	1.90 to 1.15	0.87	39.80 to 38.76
	2008	1,289	8.03 to 7.93	10,289	1.90 to 1.15	2.58	(39.39) to (39.84)
	2007	996	13.25 to 13.19	13,159	1.90 to 1.15	3.53	6.02 to 5.49

American Global Small Capitalization Trust Series II	2011	435	9.38 to 9.05	4,005	1.90 to 1.15	0.71	(20.54) to (21.14)
	2010	455	11.80 to 11.48	5,292	1.90 to 1.15	1.12	20.46 to 19.56
	2009	497	9.80 to 9.6	4,817	1.90 to 1.15	0.00	58.60 to 57.42
	2008	533	6.18 to 6.10	3,272	1.90 to 1.15	1.36	(54.33) to (54.67)
	2007	394	13.52 to 13.46	5,319	1.90 to 1.15	3.02	8.20 to 7.66

American Global Small Capitalization Trust Series III	2011	1	10.06 to 9.77	12	1.55 to 0.80	1.40	(19.88) to (20.48)
	2010	1	12.55 to 12.28	10	1.55 to 0.80	1.61	21.52 to 20.62
	2009	1	10.33 to 10.18	9	1.55 to 0.80	0.00	37.43 to 36.75

American Growth Trust Series II	2011	6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	(5.88) to (6.58)
	2010	7,523	19.27 to 12.53	137,649	1.90 to 1.15	0.19	16.79 to 15.92
	2009	8,519	16.63 to 10.73	134,439	1.90 to 1.15	0.08	37.09 to 36.07
	2008	9,718	12.22 to 7.83	112,969	1.90 to 1.15	1.71	(44.92) to (45.33)
	2007	9,075	22.35 to 14.21	194,068	1.90 to 1.15	0.97	11.89 to 10.45

American Growth Trust Series III	2011	30	11.55 to 11.22	345	1.55 to 0.80	0.66	(5.06) to (5.76)
	2010	21	12.17 to 11.91	254	1.55 to 0.80	1.18	17.74 to 16.86
	2009	4	10.34 to 10.19	44	1.55 to 0.80	1.62	24.36 to 23.75

American Growth-Income Trust Series I	2011	404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	(3.45) to (3.79)
	2010	505	17.34 to 16.88	8,666	1.75 to 1.40	1.07	9.51 to 9.13
	2009	592	15.84 to 15.47	9,282	1.75 to 1.40	1.08	26.38 to 26.08

American Growth-Income Trust Series II	2011	6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	(3.36) to (4.08)
	2010	7,611	16.65 to 12.08	122,473	1.90 to 1.15	0.97	9.57 to 8.76
	2009	8,246	15.31 to 11.02	121,878	1.90 to 1.15	1.08	29.17 to 28.21
	2008	8,827	11.94 to 8.53	101,639	1.90 to 1.15	1.92	(38.88) to (39.34)
	2007	8,979	19.68 to 13.96	170,839	1.90 to 1.15	2.81	4.44 to 3.28

American Growth-Income Trust Series III	2011	12	11.68 to 11.35	146	1.55 to 0.80	2.58	(2.53) to (3.26)
	2010	2	11.99 to 11.73	21	1.55 to 0.80	1.55	10.55 to 9.72
	2009	2	10.84 to 10.69	18	1.55 to 0.80	2.25	23.59 to 22.98

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American High-Income Bond Trust Series II	2011	383	$13.91 to $13.43	$5,229	1.90% to 1.15%	7.43%	0.17% to (0.58)%
	2010	375	13.88 to 13.51	5,127	1.90 to 1.15	7.28	13.22 to 12.37
	2009	356	12.26 to 12.02	4,312	1.90 to 1.15	7.04	36.84 to 35.81
	2008	276	8.96 to 8.85	2,454	1.90 to 1.15	6.87	(25.26) to (25.82)
	2007	230	11.99 to 11.93	2,756	1.90 to 1.15	14.42	(4.07) to (4.55)

American High-Income Bond Trust Series III	2011	17	15.50 to 15.06	267	1.55 to 0.80	7.26	1.03 to 0.28
	2010	18	15.34 to 15.02	274	1.55 to 0.80	8.48	14.06 to 13.21
	2009	7	13.45 to 13.26	98	1.55 to 0.80	23.21	26.17 to 25.55

American International Trust Series II	2011	3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	(15.36) to (15.99)
	2010	3,471	25.53 to 13.20	79,177	1.90 to 1.15	1.47	5.46 to 4.67
	2009	3,654	24.39 to 12.52	79,898	1.90 to 1.15	0.91	40.78 to 39.73
	2008	4,271	17.45 to 8.89	67,146	1.90 to 1.15	3.75	(43.13) to (43.56)
	2007	4,182	30.92 to 15.64	117,982	1.90 to 1.15	2.12	20.00 to 18.04

American International Trust Series III	2011	31	10.44 to 10.14	319	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	18	12.24 to 11.98	222	1.55 to 0.80	3.41	6.40 to 5.60
	2009	4	11.51 to 11.35	42	1.55 to 0.80	4.91	30.60 to 29.96

American New World Trust Series II	2011	437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	(15.38) to (16.02)
	2010	468	14.44 to 14.05	6,675	1.90 to 1.15	1.14	15.85 to 14.98
	2009	391	12.47 to 12.22	4,826	1.90 to 1.15	1.19	47.11 to 46.02
	2008	320	8.48 to 8.37	2,693	1.90 to 1.15	2.39	(43.32) to (43.74)
	2007	305	14.95 to 14.88	4,543	1.90 to 1.15	4.54	19.62 to 19.02

American New World Trust Series III	2011	2	11.60 to 11.26	22	1.55 to 0.80	2.54	(14.71) to (15.34)

Balanced Trust Series I	2011	2	16.57 to 16.24	29	1.55 to 0.80	1.86	0.21 to (0.54)

Blue Chip Growth Trust Series I	2011	914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to (0.32)
	2010	1,103	24.16 to 10.99	22,002	1.75 to 1.40	0.08	14.54 to 14.14
	2009	1,322	21.09 to 9.63	22,583	1.75 to 1.40	0.15	40.91 to 40.42
	2008	1,661	14.97 to 6.86	19,671	1.75 to 1.40	0.31	(43.34) to (43.54)
	2007	1,903	26.42 to 12.14	40,711	1.75 to 1.40	0.71	11.17 to 10.78

Blue Chip Growth Trust Series II	2011	1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to (0.66)
	2010	1,175	15.11 to 13.45	17,962	1.90 to 1.15	0.05	14.61 to 13.76
	2009	1,287	13.28 to 11.73	17,230	1.90 to 1.15	0.09	40.93 to 39.88
	2008	1,373	9.50 to 8.32	13,138	1.90 to 1.15	0.14	(43.29) to (43.71)
	2007	1,218	16.87 to 14.68	20,648	1.90 to 1.15	0.38	12.67 to 11.22

Bond PS Series II	2011	9	12.64 to 12.56	119	2.00 to 0.80	1.51	1.11 to 0.50

Bond Trust Series I	2011	66	12.58 to 12.56	827	1.55 to 0.80	3.64	0.64 to 0.51

Bond Trust Series II	2011	6,556	12.57 to 12.55	82,344	1.90 to 1.15	3.37	0.55 to 0.42

Capital Appreciation Trust Series I	2011	1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	(1.31) to (1.66)
	2010	1,257	9.91 to 9.56	12,339	1.75 to 1.40	0.15	10.28 to 9.89
	2009	791	8.98 to 8.7	7,034	1.75 to 1.40	0.25	40.31 to 39.82
	2008	966	6.40 to 6.22	6,119	1.75 to 1.40	0.43	(38.10) to (38.32)
	2007	1,202	10.34 to 10.09	12,303	1.75 to 1.40	0.27	10.05 to 9.66

Capital Appreciation Trust Series II	2011	558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	(1.31) to (2.05)
	2010	688	14.85 to 13.35	10,382	1.90 to 1.15	0.02	10.30 to 9.48
	2009	601	13.56 to 12.10	8,267	1.90 to 1.15	0.05	40.42 to 39.37
	2008	642	9.73 to 8.62	6,326	1.90 to 1.15	0.22	(38.08) to (38.54)
	2007	746	15.83 to 13.92	11,902	1.90 to 1.15	0.08	10.85 to 10.08

Capital Appreciation Value Trust Series II	2011	1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94
	2010	1,706	13.09 to 12.85	22,084	1.90 to 1.15	1.30	12.34 to 11.5
	2009	1,848	11.65 to 11.52	21,392	1.90 to 1.15	2.11	28.35 to 27.39
	2008	908	9.08 to 9.04	8,220	1.90 to 1.15	1.55	(27.36) to (27.65)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Core Allocation Plus Trust Series II	2011	762	$11.38 to $11.09	$8,573	1.90% to 1.15%	1.13%	(3.63)% to (4.35)%
	2010	777	11.81 to 11.59	9,097	1.90 to 1.15	0.93	9.03 to 8.21
	2009	776	10.84 to 10.71	8,364	1.90 to 1.15	1.62	23.67 to 22.74
	2008	326	8.76 to 8.73	2,847	1.90 to 1.15	1.01	(29.91) to (30.19)

Core Allocation Trust Series I	2011	3	15.91 to 15.60	53	1.55 to 0.80	3.54	(2.27) to (3.00)
	2010	4	16.28 to 16.08	59	1.55 to 0.80	2.55	10.12 to 9.30
	2009	3	14.79 to 14.71	45	1.55 to 0.80	8.43	18.30 to 17.71

Core Allocation Trust Series II	2011	559	16.02 to 13.57	8,898	2.10 to 1.15	3.64	(2.81) to (3.73)
	2010	471	16.49 to 14.09	7,738	2.10 to 1.15	3.00	9.46 to 12.73
	2009	174	15.06 to 14.99	2,613	1.90 to 1.15	6.98	20.5 to 19.89

Core Balanced Trust Series I	2011	2	16.48 to 16.16	36	1.55 to 0.80	0.31	0.35 to (0.40)
	2010	11	16.42 to 16.22	184	1.55 to 0.80	2.07	11.30 to 10.47
	2009	7	14.75 to 14.68	110	1.55 to 0.80	3.52	18.04 to 17.46

Core Balanced Trust Series II	2011	1,021	16.63 to 13.93	16,866	2.10 to 1.15	1.60	(0.26) to (1.20)
	2010	840	16.68 to 14.10	13,942	2.10 to 1.15	2.11	10.77 to 12.80
	2009	317	15.05 to 14.98	4,769	1.90 to 1.15	3.10	20.43 to 19.83

Core Balanced Strategy Trust Series NAV	2011	13	15.01	193	1.60 to 1.60	2.33	0.66 to 0.66
	2010	15	14.91	225	1.60 to 1.60	2.77	9.07 to 9.07
	2009	2	13.67	25	1.60 to 1.60	6.55	9.37 to 9.37

Core Bond Trust Series II	2011	62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06
	2010	59	15.46 to 15.07	900	1.85 to 1.40	2.28	5.44 to 4.96
	2009	64	14.66 to 14.36	923	1.85 to 1.40	2.01	8.08 to 7.60
	2008	53	13.57 to 13.34	711	1.85 to 1.40	5.88	1.71 to 1.25
	2007	17	13.34 to 13.18	229	1.85 to 1.40	7.42	4.58 to 4.11

Core Disciplined Diversification Trust Series II	2011	887	16.58 to 13.71	14,560	2.10 to 1.15	2.10	(3.09) to (4.01)
	2010	746	17.11 to 14.28	12,675	2.10 to 1.15	2.76	10.92 to 14.27
	2009	311	15.42 to 15.34	4,788	1.90 to 1.15	4.82	23.37 to 22.75

Core Fundamental Holdings Trust Series II	2011	1,404	13.63 to 13.51	22,128	2.10 to 0.35	1.89	0.17 to (1.57)
	2010	1,288	13.85 to 13.48	20,482	2.10 to 0.35	2.24	7.43 to 10.81
	2009	501	14.73 to 14.66	7,363	1.90 to 1.15	2.72	17.86 to 17.27

Core Fundamental Holdings Trust Series III	2011	2	15.84 to 15.53	30	1.55 to 0.80	2.19	0.18 to (0.56)
	2010	1	15.81 to 15.62	20	1.55 to 0.80	5.86	9.20 to 8.38
	2009	0	14.48 to 14.41	3	1.55 to 0.80	8.68	15.85 to 15.28

Core Global Diversification Trust Series II	2011	1,355	13.35 to 12.92	20,868	2.10 to 0.35	1.91	(4.09) to (5.75)
	2010	1,353	14.16 to 13.47	21,940	2.10 to 0.35	2.17	7.98 to 13.30
	2009	880	15.23 to 15.15	13,364	1.90 to 1.15	3.12	21.83 to 21.22

Core Global Diversification Trust Series III	2011	11	15.44 to 15.14	165	1.55 to 0.80	2.48	(4.13) to (4.84)
	2010	10	16.11 to 15.91	158	1.55 to 0.80	3.94	7.84 to 7.03
	2009	0	14.94 to 14.86	3	1.55 to 0.80	8.00	19.48 to 18.90

Core Strategy Trust Series II	2011	4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	(1.13) to (2.07)
	2010	4,192	14.17 to 13.51	56,653	2.10 to 1.15	2.09	10.89 to 13.36
	2009	4,217	12.19 to 12.12	51,522	1.90 to 1.15	1.89	20.26 to 19.36
	2008	3,461	10.15 to 10.13	35,248	1.90 to 1.15	1.22	(27.32) to (27.86)

	2007	2,939	14.07 to 13.94	41,358	1.90 to 1.15	4.15	5.33 to 5.12

Core Strategy Trust Series NAV	2011	27	15.72 to 15.72	423	1.20 to 1.20	2.14	(1.01) to (1.01)
	2010	30	15.88 to 15.88	472	1.20 to 1.20	2.38	11.22 to 14.16
	2009	30	14.27 to 14.27	424	1.20 to 1.20	3.01	14.20 to 10.40

Disciplined Diversification Trust Series II	2011	683	12.41 to 12.08	8,390	1.90 to 1.15	1.92	(3.40) to (4.12)
	2010	704	12.84 to 12.60	8,972	1.90 to 1.15	1.41	11.89 to 11.05
	2009	719	11.48 to 11.35	8,210	1.90 to 1.15	2.26	25.51 to 24.57
	2008	406	9.15 to 9.11	3,706	1.90 to 1.15	1.89	(26.83) to (27.13)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

DWS Equity 500 Index	2011	205	$19.93 to $19.12	$4,013	1.85% to 1.40%	1.29%	0.02% to (0.43)%
	2010	216	19.93 to 19.20	4,243	1.85 to 1.40	1.50	12.70 to 12.20
	2009	223	17.68 to 17.11	3,883	1.85 to 1.40	2.48	24.04 to 23.49
	2008	229	14.25 to 13.86	3,223	1.85 to 1.40	2.01	(38.24) to (38.51)
	2007	308	23.08 to 22.54	7,045	1.85 to 1.40	1.19	3.38 to 2.92

Equity-Income Trust Series I	2011	881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	(2.19) to (2.53)
	2010	1,009	32.68 to 17.96	29,280	1.75 to 1.40	1.86	13.52 to 13.12
	2009	1,177	28.79 to 15.88	29,467	1.75 to 1.40	2.12	23.97 to 23.54
	2008	1,451	23.22 to 12.85	28,858	1.75 to 1.40	2.28	(36.86) to (37.08)
	2007	1,807	36.77 to 20.43	56,669	1.75 to 1.40	2.82	1.90 to 1.54

Equity-Income Trust Series II	2011	1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	(2.14) to (2.87)
	2010	1,620	15.02 to 12.50	24,675	1.90 to 1.15	1.65	13.60 to 12.75
	2009	1,793	13.32 to 11.00	24,196	1.90 to 1.15	1.96	24.11 to 23.18
	2008	1,833	10.81 to 8.86	20,119	1.90 to 1.15	2.14	(36.89) to (37.37)
	2007	2,077	17.26 to 14.04	36,349	1.90 to 1.15	2.51	2.49 to 1.97

Financial Services Trust Series I	2011	43	12.14 to 11.70	512	1.75 to 1.40	1.38	(10.77) to (11.08)
	2010	63	13.61 to 13.16	843	1.75 to 1.40	0.31	10.69 to 10.31
	2009	75	12.29 to 11.93	912	1.75 to 1.40	0.74	39.44 to 38.95
	2008	73	8.82 to 8.58	631	1.75 to 1.40	0.76	(45.43) to (45.62)
	2007	117	16.16 to 15.78	1,856	1.75 to 1.40	1.14	(8.12) to (8.44)

Financial Services Trust Series II	2011	293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	(10.69) to (11.36)
	2010	338	14.08 to 11.18	4,735	1.90 to 1.15	0.14	10.72 to 9.90
	2009	349	12.82 to 10.1	4,423	1.90 to 1.15	0.56	39.37 to 38.33
	2008	294	9.26 to 7.25	2,733	1.90 to 1.15	0.63	(45.39) to (45.80)
	2007	295	17.09 to 13.27	5,040	1.90 to 1.15	0.90	(4.45) to (8.00)

Founding Allocation Trust Series II	2011	7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	(2.05) to (3.55)
	2010	8,711	18.99 to 10.54	93,003	1.90 to 0.35	3.46	9.45 to 8.36
	2009	9,836	9.92 to 9.72	96,556	1.90 to 1.15	3.91	29.62 to 28.66
	2008	10,027	7.65 to 7.56	76,269	1.90 to 1.15	3.04	(36.29) to (36.77)
	2007	5,985	12.01 to 11.95	71,857	1.90 to 1.15	1.09	(3.90) to (4.38)

Fundamental All Cap Core Trust Series II (a)	2011	381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	(3.64) to (4.07)
	2010	424	17.89 to 17.29	7,484	1.85 to 1.40	0.93	17.56 to 17.03
	2009	467	15.22 to 14.77	7,022	1.85 to 1.40	1.18	26.24 to 25.67
	2008	514	12.06 to 11.75	6,135	1.85 to 1.40	0.63	(44.03) to (44.29)
	2007	578	21.54 to 21.09	12,353	1.85 to 1.40	0.83	1.66 to (3.88)

Fundamental Holdings Trust Series II (b)	2011	6,508	11.43 to 11.08	73,264	1.90 to 1.15	1.33	(2.33) to (3.06)
	2010	6,974	11.70 to 11.43	80,652	1.90 to 1.15	1.39	8.93 to 8.12
	2009	7,422	10.74 to 10.57	79,090	1.90 to 1.15	1.66	25.23 to 24.30
	2008	5,408	8.58 to 8.50	46,181	1.90 to 1.15	5.92	(31.76) to (32.27)
	2007	350	12.57 to 12.56	4,401	1.90 to 1.15	2.82	0.55 to 0.45

Fundamental Large Cap Value Trust Series II (c)	2011	151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to (0.23)
	2010	165	13.74 to 13.34	2,249	1.85 to 1.40	1.70	11.54 to 11.04
	2009	183	12.32 to 12.01	2,245	1.85 to 1.40	1.90	22.77 to 22.22
	2008	207	10.04 to 9.83	2,062	1.85 to 1.40	2.13	(42.18) to (42.44)
	2007	234	17.36 to 17.07	4,042	1.85 to 1.40	0.97	(7.14) to (10.66)

Fundamental Value Trust Series I	2011	1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	(4.55) to (5.45)
	2010	2,046	14.13 to 12.01	29,715	1.75 to 0.80	1.09	12.20 to 11.14
	2009	2,371	12.71 to 10.7	30,866	1.75 to 0.80	0.91	29.49 to 24.99
	2008	2,965	10.08 to 9.82	29,695	1.75 to 1.40	3.25	(40.17) to (40.38)
	2007	492	16.85 to 16.46	8,158	1.75 to 1.40	1.58	2.59 to 2.23

Fundamental Value Trust Series II	2011	2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	(5.08) to (5.79)
	2010	2,527	15.16 to 12.16	38,467	1.90 to 1.15	0.90	11.59 to 10.76
	2009	2,813	13.69 to 10.9	38,515	1.90 to 1.15	0.73	30.08 to 29.11
	2008	2,935	10.60 to 8.38	30,995	1.90 to 1.15	0.68	(40.15) to (40.60)
	2007	2,595	17.85 to 14.00	45,930	1.90 to 1.15	1.18	4.11 to 2.68

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Global Bond Trust Series I	2011	96	$23.33 to $15.47	$3,148	1.75% to 0.80%	5.88%	8.22% to 7.19%
	2010	131	21.76 to 14.30	3,817	1.75 to 0.80	3.37	9.43 to 8.39
	2009	155	20.08 to 13.06	4,111	1.75 to 0.80	12.54	17.11 to 13.39
	2008	206	27.85 to 17.71	4,729	1.75 to 1.40	0.63	(5.81) to (6.14)
	2007	217	29.57 to 18.87	5,364	1.75 to 1.40	7.20	8.10 to 7.72

Global Bond Trust Series II	2011	780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81
	2010	937	20.15 to 16.02	18,637	1.90 to 1.15	3.24	8.86 to 8.05
	2009	1,016	18.65 to 14.71	18,682	1.90 to 1.15	11.87	13.82 to 12.97
	2008	1,046	16.51 to 12.92	17,079	1.90 to 1.15	0.58	(5.75) to (6.46)
	2007	1,202	17.65 to 13.71	20,931	1.90 to 1.15	6.99	8.09 to 6.56

Global Diversification Trust Series II (d)	2011	4,183	11.18 to 10.84	46,024	1.90 to 1.15	1.65	(7.61) to (8.30)
	2010	4,572	12.10 to 11.82	54,657	1.90 to 1.15	1.80	11.01 to 10.19
	2009	5,088	10.90 to 10.73	54,994	1.90 to 1.15	1.78	34.73 to 33.73
	2008	4,707	8.09 to 8.02	37,908	1.90 to 1.15	5.46	(35.60) to (36.09)
	2007	273	12.56 to 12.55	3,425	1.90 to 1.15	2.93	0.52 to 0.41

Global Trust Series I	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	(6.75) to (7.63)
	2010	361	13.05 to 11.86	9,356	1.75 to 0.80	1.52	6.90 to 5.89
	2009	408	12.32 to 11.09	9,789	1.75 to 0.80	1.61	29.09 to 27.06
	2008	486	19.74 to 9.55	8,860	1.75 to 1.40	1.86	(40.39) to (40.60)
	2007	585	33.11 to 16.07	17,812	1.75 to 1.40	2.27	(0.08) to (0.43)

Global Trust Series II	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	(7.52) to (7.94)
	2010	330	15.38 to 14.79	5,009	1.85 to 1.40	1.34	6.06 to 5.58
	2009	352	14.50 to 14.01	5,046	1.85 to 1.40	1.44	29.28 to 28.70
	2008	386	11.22 to 10.89	4,288	1.85 to 1.40	1.68	(40.48) to (40.75)
	2007	432	18.85 to 18.37	8,056	1.85 to 1.40	1.25	(0.77) to (4.80)

Health Sciences Trust Series I	2011	84	22.63 to 21.8	1,861	1.75 to 1.40	0.00	9.03 to 8.65
	2010	99	20.75 to 20.06	2,017	1.75 to 1.40	0.00	14.09 to 13.69
	2009	134	18.19 to 17.64	2,396	1.75 to 1.40	0.00	29.98 to 29.53
	2008	141	13.99 to 13.62	1,940	1.75 to 1.40	0.00	(30.88) to (31.12)
	2007	207	20.25 to 19.78	4,139	1.75 to 1.40	0.00	16.03 to 15.62

Health Sciences Trust Series II	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32
	2010	320	21.61 to 15.96	6,838	1.90 to 1.15	0.00	14.15 to 13.30
	2009	345	19.07 to 13.98	6,464	1.90 to 1.15	0.00	30.05 to 29.08
	2008	394	14.77 to 10.75	5,751	1.90 to 1.15	0.00	(30.86) to (31.38)
	2007	423	21.53 to 15.55	9,050	1.90 to 1.15	0.00	16.09 to 15.60

High Income Trust Series II	2011	0	12.50 to 12.13	0	1.90 to 1.15	4.55	(2.06) to (2.30)
	2010	92	12.76 to 12.42	1,163	1.90 to 1.15	29.43	10.01 to 9.19
	2009	115	11.60 to 11.37	1,324	1.90 to 1.15	22.43	79.2 to 77.86
	2008	9	6.44 to 6.36	57	1.90 to 1.15	9.67	(44.23) to (44.65)
	2007	18	11.56 to 1.50	212	1.90 to 1.15	10.05	(7.56) to (8.02)

High Yield Trust Series I	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	(0.50) to (0.85)
	2010	176	20.52 to 16.95	3,254	1.75 to 1.40	35.43	12.20 to 11.81
	2009	237	18.28 to 15.16	3,896	1.75 to 1.40	10.85	52.37 to 51.84
	2008	322	12.00 to 9.99	3,433	1.75 to 1.40	7.94	(30.50) to (30.75)
	2007	405	17.27 to 14.42	6,307	1.75 to 1.40	12.10	0.22 to (0.14)

High Yield Trust Series II	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	(0.48) to (1.22)
	2010	385	19.70 to 15.83	7,614	1.90 to 1.15	36.39	12.24 to 11.40
	2009	508	17.69 to 14.1	8,953	1.90 to 1.15	11.26	52.59 to 51.46
	2008	513	11.68 to 9.24	5,991	1.90 to 1.15	8.22	(30.51) to (31.03)
	2007	542	16.93 to 13.30	9,166	1.90 to 1.15	12.03	0.20 to (1.97)

International Core Trust Series I	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	(10.29) to (11.14)
	2010	151	11.24 to 11.19	2,107	1.75 to 0.80	1.81	8.70 to 7.68
	2009	180	10.39 to 10.34	2,336	1.75 to 0.80	2.45	24.01 to 16.58
	2008	215	12.35 to 8.91	2,367	1.75 to 1.40	5.00	(39.48) to (39.69)
	2007	256	20.40 to 14.78	4,709	1.75 to 1.40	2.13	9.86 to 9.48

(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

International Core Trust Series II	2011	113	$14.04 to $10.03	$1,609	1.90% to 1.15%	2.19%	(10.83)% to (11.50)%
	2010	112	15.86 to 11.25	1,800	1.90 to 1.15	1.64	8.13 to 7.32
	2009	126	14.78 to 10.4	1,878	1.90 to 1.15	2.21	17.17 to 16.29
	2008	124	12.71 to 8.88	1,590	1.90 to 1.15	4.53	(39.48) to (39.93)
	2007	146	21.16 to 14.67	3,122	1.90 to 1.15	1.79	9.86 to 9.32

International Equity Index Trust A Series I	2011	92	16.33 to 15.90	1,491	1.75 to 1.40	2.88	(15.43) to (15.73)
	2010	115	19.31 to 18.86	2,206	1.75 to 1.40	2.61	9.33 to 8.95
	2009	51	17.66 to 17.31	895	1.75 to 1.40	12.53	35.94 to 35.46
	2008	64	12.99 to 12.78	816	1.75 to 1.40	1.94	(45.32) to (45.51)
	2007	82	23.76 to 23.45	1,939	1.75 to 1.40	3.68	13.81 to 13.41

International Equity Index Trust A Series II	2011	281	15.47 to 11.60	4,380	1.90 to 1.15	2.87	(15.40) to (16.03)
	2010	307	18.42 to 13.72	5,688	1.90 to 1.15	2.20	9.73 to 9.18
	2009	146	17.45 to 17.01	2,514	1.85 to 1.40	12.09	35.57 to 34.96
	2008	178	12.87 to 12.60	2,266	1.85 to 1.40	1.89	(45.42) to (45.67)
	2007	188	23.58 to 23.19	4,401	1.85 to 1.40	3.48	13.55 to 13.04

International Equity Index Trust B Series NAV	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	(15.18) to (15.57)
	2010	265	10.87 to 10.69	2,866	1.85 to 1.40	2.56	9.89 to 9.40
	2009	278	9.89 to 9.78	2,734	1.85 to 1.40	3.78	36.87 to 36.26
	2008	308	7.23 to 7.17	2,216	1.85 to 1.40	2.59	(45.16) to (45.41)
	2007	357	13.18 to 13.14	4,705	1.85 to 1.40	1.99	5.44 to 5.13

International Opportunities Trust Series II	2011	196	13.06 to 9.72	2,490	1.90 to 1.15	0.68	(17.09) to (17.70)
	2010	234	15.87 to 11.72	3,620	1.90 to 1.15	1.17	12.10 to 11.26
	2009	265	14.26 to 10.46	3,655	1.90 to 1.15	0.88	35.70 to 34.68
	2008	227	10.59 to 7.71	2,323	1.90 to 1.15	0.94	(51.23) to (51.60)
	2007	256	21.88 to 15.80	5,511	1.90 to 1.15	1.39	21.50 to 18.39

International Small Company Trust Series I	2011	157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	(16.89) to (17.68)
	2010	204	14.94 to 14.78	3,024	1.75 to 0.80	2.49	21.72 to 20.58
	2009	270	12.27 to 12.26	3,316	1.75 to 0.80	0.78	(1.80) to (1.93)

International Small Company Trust Series II	2011	353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	(17.38) to (17.99)
	2010	394	14.85 to 14.73	5,826	1.90 to 1.15	2.51	21.06 to 20.15
	2009	441	12.27 to 12.26	5,404	1.90 to 1.15	0.77	(1.85) to (1.95)

International Value Trust Series I	2011	360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	(13.55) to (14.36)
	2010	440	17.11 to 11.78	7,726	1.75 to 0.80	1.89	7.12 to 6.11
	2009	525	16.12 to 11.00	8,641	1.75 to 0.80	2.11	33.42 to 29.88
	2008	654	12.42 to 12.09	8,050	1.75 to 1.40	3.26	(43.47) to (43.67)
	2007	815	21.97 to 21.45	17,773	1.75 to 1.40	4.21	8.00 to 7.62

International Value Trust Series II	2011	708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	(13.98) to (14.63)
	2010	799	19.16 to 12.33	15,513	1.90 to 1.15	1.72	6.54 to 5.74
	2009	875	18.12 to 11.58	16,005	1.90 to 1.15	1.97	34.04 to 33.04
	2008	982	13.62 to 8.64	13,483	1.90 to 1.15	3.12	(43.47) to (43.89)
	2007	1,141	24.28 to 15.28	27,912	1.90 to 1.15	3.64	10.80 to 8.10

Investment Quality Bond Trust Series I	2011	222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20
	2010	262	19.44 to 14.33	6,614	1.75 to 0.80	4.95	6.60 to 5.59
	2009	295	18.41 to 13.45	7,038	1.75 to 0.80	4.75	10.52 to 10.50
	2008	355	26.96 to 16.66	7,499	1.75 to 1.40	6.14	(3.04) to (3.38)
	2007	456	27.80 to 17.24	9,925	1.75 to 1.40	8.82	4.72 to 4.35

Investment Quality Bond Trust Series II	2011	1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83
	2010	1,566	16.94 to 15.57	26,939	1.90 to 1.15	4.74	6.07 to 5.28
	2009	1,667	16.09 to 14.68	27,172	1.90 to 1.15	5.17	10.92 to 210.09
	2008	1,422	14.62 to 13.23	20,940	1.90 to 1.15	5.94	(2.95) to (3.67)
	2007	1,980	15.17 to 13.63	30,162	1.90 to 1.15	8.71	4.70 to 2.41

Large Cap Trust Series I	2011	736	12.94 to 12.64	9,502	1.75 to 1.40	1.30	(3.42) to (3.76)
	2010	860	13.40 to 13.13	11,493	1.75 to 1.40	1.06	12.16 to 11.77
	2009	948	11.94 to 11.75	11,301	1.75 to 1.40	1.92	29.03 to 28.58
	2008	1,121	9.26 to 9.14	10,360	1.75 to 1.40	1.31	(40.36) to (40.57)
	2007	1,364	15.52 to 15.38	21,150	1.75 to 1.40	0.52	(5.85) to (6.08)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Large Cap Trust Series II	2011	86	$12.81 to $12.43	$1,096	1.85% to 1.40%	1.14%	(3.63)% to (4.06)%
	2010	88	13.29 to 12.96	1,160	1.85 to 1.40	0.89	11.96 to 11.46
	2009	86	11.87 to 11.63	1,015	1.85 to 1.40	1.71	28.74 to 28.16
	2008	94	9.22 to 9.07	860	1.85 to 1.40	1.15	(40.52) to (40.79)
	2007	104	15.51 to 15.32	1,613	1.85 to 1.40	0.60	(0.14) to (0.60)

Large Cap Value Trust Series I	2011	0	20.26 to 19.70	0	1.75 to 1.40	0.47	7.26 to 7.14
	2010	50	18.89 to 18.39	926	1.75 to 1.40	1.08	8.39 to 8.01
	2009	65	17.43 to 17.02	1,122	1.75 to 1.40	1.55	9.10 to 8.72
	2008	84	15.97 to 15.66	1,318	1.75 to 1.40	1.47	(36.80) to (37.03)
	2007	101	25.27 to 24.86	2,535	1.75 to 1.40	0.94	2.92 to 2.56

Large Cap Value Trust Series II	2011	0	20.08 to 19.37	0	1.85 to 1.40	0.45	7.20 to 7.04
	2010	249	18.73 to 18.10	4,615	1.85 to 1.40	0.98	8.18 to 7.69
	2009	263	17.32 to 16.8	4,509	1.85 to 1.40	1.38	8.82 to 8.34
	2008	287	15.91 to 15.51	4,533	1.85 to 1.40	1.34	(36.91) to (37.20)
	2007	297	25.22 to 24.70	7,440	1.85 to 1.40	0.62	2.73 to 2.26

Lifestyle Aggressive Trust Series I	2011	151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	(7.80) to (8.12)
	2010	162	17.69 to 13.57	2,562	1.75 to 1.40	1.71	14.83 to 14.43
	2009	221	15.41 to 11.86	3,044	1.75 to 1.40	1.01	33.75 to 33.28
	2008	250	11.52 to 8.90	2,573	1.75 to 1.40	1.72	(42.80) to (43.00)
	2007	277	20.14 to 15.61	4,983	1.75 to 1.40	9.33	7.03 to 6.66

Lifestyle Aggressive Trust Series II	2011	1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	(7.78) to (8.47)
	2010	2,053	16.87 to 12.31	34,935	1.90 to 1.15	1.67	14.80 to 13.94
	2009	2,338	14.81 to 10.72	34,902	1.90 to 1.15	0.86	33.91 to 32.91
	2008	2,297	11.14 to 8.01	25,699	1.90 to 1.15	1.60	(42.81) to (43.24)
	2007	2,375	19.63 to 14.00	46,731	1.90 to 1.15	9.28	7.57 to 7.16

Lifestyle Balanced Trust Series I	2011	1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	(0.18) to (1.12)
	2010	1,410	16.11 to 13.02	26,554	1.75 to 0.80	2.51	10.86 to 9.81
	2009	1,754	14.67 to 11.74	30,229	1.75 to 0.80	4.45	28.48 to 22.49
	2008	1,855	15.63 to 11.42	24,806	1.75 to 1.40	2.84	(32.26) to (32.49)
	2007	2,442	23.06 to 16.92	47,729	1.75 to 1.40	7.57	4.98 to 4.61

Lifestyle Balanced Trust Series II	2011	52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to (1.66)
	2010	56,894	13.88 to 12.55	910,709	2.10 to 0.35	2.58	7.90 to 11.06
	2009	57,548	15.91 to 12.19	846,400	1.90 to 1.15	4.39	28.99 to 28.02
	2008	52,147	12.43 to 9.45	607,184	1.90 to 1.15	3.26	(32.23) to (32.74)
	2007	47,212	18.48 to 13.95	828,590	1.90 to 1.15	7.40	5.04 to 4.60

Lifestyle Balanced PS Series II	2011	282	12.43 to 12.15	3,438	2.00 to 0.80	2.56	(0.56) to (2.82)

Lifestyle Conservative Trust Series I	2011	470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42
	2010	547	18.17 to 13.82	11,142	1.75 to 0.80	2.61	8.25 to 7.23
	2009	617	16.95 to 12.77	11,622	1.75 to 0.80	5.00	19.60 to 16.28
	2008	751	18.51 to 14.17	11,787	1.75 to 1.40	4.02	(16.74) to (17.04)
	2007	810	22.23 to 17.08	15,463	1.75 to 1.40	8.00	3.91 to 3.54

Lifestyle Conservative Trust Series II	2011	12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89
	2010	13,932	13.67 to 13.17	229,082	2.10 to 0.35	2.57	3.52 to 5.39
	2009	12,692	15.80 to 13.72	195,831	1.90 to 1.15	5.84	20.05 to 19.15
	2008	9,579	13.26 to 11.43	125,592	1.90 to 1.15	5.28	(16.64) to (17.27)
	2007	5,317	16.03 to 13.71	84,601	1.90 to 1.15	8.10	3.96 to 2.30

Lifestyle Conservative PS Series II	2011	179	12.52 to 12.5	2,242	2.00 to 0.80	3.56	0.13 to (0.03)

Lifestyle Growth Trust Series I	2011	1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	(2.38) to (3.31)
	2010	1,040	14.60 to 12.65	17,871	1.75 to 0.80	2.34	12.12 to 11.06
	2009	1,148	13.15 to 11.28	17,935	1.75 to 0.80	3.15	30.98 to 24.30
	2008	1,376	13.80 to 10.04	16,384	1.75 to 1.40	2.33	(37.49) to (37.71)
	2007	1,701	22.08 to 16.12	32,488	1.75 to 1.40	7.74	6.02 to 5.65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Growth Trust Series II	2011	59,614	$13.78 to $11.87	$893,280	2.10% to 0.35%	2.46%	(2.15)% to (3.84)%
	2010	63,087	14.34 to 12.13	981,607	2.10 to 0.35	2.24	10.73 to 14.68
	2009	64,057	15.36 to 11.47	904,376	1.90 to 1.15	3.25	31.43 to 30.44
	2008	60,322	11.77 to 8.73	659,686	1.90 to 1.15	2.50	(37.39) to (37.87)
	2007	55,721	18.95 to 13.94	992,822	1.90 to 1.15	7.32	6.03 to 5.96

Lifestyle Growth PS Series II	2011	600	12.39 to 11.92	7,184	2.00 to 0.80	2.33	(0.89) to (4.63)

Lifestyle Moderate Trust Series I	2011	571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56
	2010	696	16.92 to 13.51	13,480	1.75 to 0.80	2.55	9.67 to 8.64
	2009	784	15.58 to 12.32	13,890	1.75 to 0.80	4.58	25.05 to 20.36
	2008	955	16.90 to 12.46	13,419	1.75 to 1.40	3.29	(25.29) to (25.55)
	2007	1,329	22.62 to 16.73	24,871	1.75 to 1.40	7.57	3.82 to 3.46

Lifestyle Moderate Trust Series II	2011	19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02
	2010	20,211	13.59 to 13.20	324,398	2.10 to 0.35	2.57	6.30 to 8.75
	2009	19,158	15.71 to 12.87	284,910	1.90 to 1.15	4.85	25.41 to 24.48
	2008	16,671	12.62 to 10.27	201,465	1.90 to 1.15	4.25	(25.23) to (25.79)
	2007	13,562	17.01 to 13.73	224,500	1.90 to 1.15	7.54	3.88 to 2.82

Lifestyle Moderate PS Series II	2011	180	12.48 to 12.31	2,225	2.00 to 0.80	2.78	(0.20) to (1.48)

Mid Cap Index Trust Series I	2011	61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	(3.03) to (3.94)
	2010	90	20.88 to 16.27	1,921	1.75 to 0.80	1.09	24.98 to 23.80
	2009	95	16.86 to 13.02	1,630	1.75 to 0.80	1.06	34.39 to 4.16
	2008	105	12.95 to 12.55	1,341	1.75 to 1.40	0.85	(37.30) to (37.52)
	2007	128	20.66 to 20.08	2,618	1.75 to 1.40	1.30	6.01 to 5.64

Mid Cap Index Trust Series II	2011	555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	(3.58) to (4.30)
	2010	620	19.05 to 14.19	11,969	1.90 to 1.15	0.82	24.37 to 23.44
	2009	678	15.43 to 11.41	10,562	1.90 to 1.15	0.85	34.82 to 33.81
	2008	713	11.53 to 8.46	8,363	1.90 to 1.15	0.70	(37.25) to (37.72)
	2007	678	18.51 to 13.48	12,705	1.90 to 1.15	0.85	6.10 to 3.01

Mid Cap Stock Trust Series I	2011	490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	(9.92) to (10.77)
	2010	592	17.49 to 12.38	10,302	1.75 to 0.80	0.00	22.10 to 20.95
	2009	699	14.46 to 10.14	10,087	1.75 to 0.80	0.00	29.07 to 26.89
	2008	913	11.20 to 11.16	10,197	1.75 to 1.40	0.00	(44.55) to (44.75)
	2007	933	20.27 to 20.12	18,819	1.75 to 1.40	0.00	21.85 to 21.42

Mid Cap Stock Trust Series II	2011	737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	(10.43) to (11.10)
	2010	813	21.10 to 13.64	17,115	1.90 to 1.15	0.00	21.40 to 20.50
	2009	928	17.51 to 11.23	16,195	1.90 to 1.15	0.00	29.55 to 28.58
	2008	988	13.62 to 8.67	13,396	1.90 to 1.15	0.00	(44.51) to (44.93)
	2007	978	24.73 to 15.63	24,028	1.90 to 1.15	0.00	22.51 to 21.93

Mid Value Trust Series I	2011	184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	(5.68) to (6.57)
	2010	237	19.40 to 17.01	4,085	1.75 to 0.80	2.00	15.23 to 14.14
	2009	277	16.84 to 14.9	4,163	1.75 to 0.80	0.44	33.87 to 29.15

Mid Value Trust Series II	2011	619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	(6.35) to (6.77)
	2010	748	17.28 to 16.85	12,804	1.85 to 1.40	1.79	14.18 to 13.67
	2009	859	15.14 to 14.82	12,905	1.85 to 1.40	0.34	43.99 to 43.34
	2008	60	10.51 to 10.34	629	1.85 to 1.40	0.81	(35.79) to (36.08)
	2007	65	16.37 to 16.18	1,055	1.85 to 1.40	1.60	(1.09) to (1.54)

Money Market Trust Series I	2011	572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	(0.72) to (1.66)
	2010	642	12.97 to 12.41	10,278	1.75 to 0.80	0.00	(0.80) to (1.73)
	2009	909	13.20 to 12.51	14,419	1.75 to 0.80	0.22	(0.45) to (1.54)
	2008	1,532	18.43 to 13.41	24,158	1.75 to 1.40	1.75	0.34 to (0.01)
	2007	1,469	18.37 to 13.41	23,080	1.75 to 1.40	4.47	3.10 to 2.74

Money Market Trust Series II	2011	4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	(0.28) to (1.81)
	2010	4,659	12.49 to 12.21	58,457	1.90 to 0.35	0.00	(0.15) to (1.88)
	2009	6,839	13.09 to 12.44	87,119	1.90 to 1.15	0.08	(1.07) to (1.81)
	2008	9,306	13.23 to 12.67	120,124	1.90 to 1.15	1.43	0.40 to (0.36)
	2007	4,050	13.17 to 12.71	52,315	1.90 to 1.15	4.17	3.15 to 1.95

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust B Series NAV	2011	242	$12.40 to $12.15	$2,971	1.85% to 1.40%	0.00%	(1.30)% to (1.75)%
	2010	354	12.57 to 12.36	4,417	1.85 to 1.40	0.05	(1.34) to (1.79)
	2009	418	12.74 to 12.59	5,299	1.85 to 1.40	0.52	(0.92) to (1.37)
	2008	670	12.86 to 12.76	8,577	1.85 to 1.40	2.03	0.69 to 0.24
	2007	422	12.77 to 12.73	5,378	1.85 to 1.40	3.05	2.14 to 1.84

Mutual Shares Trust Series I	2011	53	11.51 to 11.18	612	1.55 to 0.80	1.05	(1.73) to (2.46)
	2010	37	11.72 to 11.47	432	1.55 to 0.80	3.98	10.63 to 9.80
	2009	9	10.59 to 10.44	98	1.55 to 0.80	0.00	22.32 to 21.71

Natural Resources Trust Series II	2011	422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	(21.29) to (21.87)
	2010	436	42.64 to 14.59	15,562	1.90 to 1.15	0.42	13.56 to 12.71
	2009	475	37.83 to 12.85	15,108	1.90 to 1.15	0.68	57.08 to 55.90
	2008	403	24.27 to 8.18	8,609	1.90 to 1.15	0.29	(52.27) to (52.63)
	2007	464	51.23 to 17.13	21,904	1.90 to 1.15	0.81	41.55 to 38.82

PIMCO All Asset	2011	203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to (0.20)
	2010	200	17.46 to 16.94	3,453	1.85 to 1.40	7.01	11.14 to 10.64
	2009	182	15.71 to 15.31	2,831	1.85 to 1.40	6.86	19.63 to 19.09
	2008	181	13.13 to 12.86	2,356	1.85 to 1.40	5.27	(17.34) to (17.71)
	2007	225	15.88 to 15.62	3,545	1.85 to 1.40	6.40	6.49 to 6.01

Real Estate Securities Trust Series I	2011	79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57
	2010	101	31.09 to 29.44	3,087	1.75 to 1.40	1.83	27.4 to 26.96
	2009	119	24.40 to 23.19	2,838	1.75 to 1.40	3.49	28.36 to 27.91
	2008	135	19.01 to 18.13	2,525	1.75 to 1.40	2.96	(40.27) to (40.48)
	2007	202	31.82 to 30.46	6,284	1.75 to 1.40	2.57	(16.79) to (17.08)

Real Estate Securities Trust Series II	2011	351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19
	2010	432	24.37 to 12.78	10,202	1.90 to 1.15	1.62	27.40 to 26.45
	2009	474	19.27 to 10.03	8,905	1.90 to 1.15	3.26	28.55 to 27.59
	2008	501	15.10 to 7.80	7,440	1.90 to 1.15	2.85	(40.27) to (40.72)
	2007	620	25.48 to 13.06	15,632	1.90 to 1.15	1.92	(16.74) to (19.48)

Real Return Bond Trust Series II	2011	460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82
	2010	572	16.52 to 15.96	9,312	1.85 to 1.40	10.82	7.16 to 6.68
	2009	654	15.42 to 14.96	9,959	1.85 to 1.40	8.51	17.57 to 17.04
	2008	734	13.11 to 12.78	9,529	1.85 to 1.40	0.55	(12.77) to (13.16)
	2007	707	15.03 to 14.72	10,531	1.85 to 1.40	6.47	9.54 to 9.05

Science & Technology Trust Series I	2011	503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	(9.03) to (9.34)
	2010	650	16.60 to 5.76	8,333	1.75 to 1.40	0.00	22.88 to 22.45
	2009	799	13.51 to 4.7	7,810	1.75 to 1.40	0.00	62.20 to 61.63
	2008	926	8.33 to 2.91	5,469	1.75 to 1.40	0.00	(45.22) to (45.41)
	2007	1,171	15.21 to 5.33	12,658	1.75 to 1.40	0.00	17.89 to 17.48

Science & Technology Trust Series II	2011	300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	(9.02) to (9.70)
	2010	385	17.52 to 16.33	6,815	1.90 to 1.15	0.00	22.96 to 22.05
	2009	402	14.35 to 13.28	5,799	1.90 to 1.15	0.00	62.26 to 61.05
	2008	329	8.91 to 8.18	2,941	1.90 to 1.15	0.00	(45.17) to (45.59)
	2007	408	16.38 to 14.93	6,675	1.90 to 1.15	0.00	18.84 to 17.90

Short Term Government Income Trust Series I	2011	683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99
	2010	814	12.61 to 12.58	10,263	1.75 to 1.40	1.40	0.91 to 0.67

Short Term Government Income Trust Series II	2011	656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64
	2010	919	12.62 to 12.56	11,557	1.90 to 1.15	1.24	0.95 to 0.44

Small Cap Growth Trust Series I	2011	2	12.39 to 12.03	21	1.55 to 0.80	0.00	(7.56) to (8.25)

Small Cap Growth Trust Series II	2011	158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	(8.07) to (8.76)
	2010	148	18.20 to 13.29	2,592	1.90 to 1.15	0.00	20.32 to 19.42
	2009	149	15.24 to 11.04	2,158	1.90 to 1.15	0.00	32.89 to 31.90
	2008	184	11.55 to 8.31	2,057	1.90 to 1.15	0.00	(40.49) to (40.94)
	2007	113	19.56 to 13.96	2,090	1.90 to 1.15	0.00	12.47 to 10.64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Small Cap Index Trust Series I	2011	28	$16.41 to $16.26	$450	1.75% to 1.40%	1.01%	(5.83)% to (6.15)%
	2010	42	17.43 to 17.33	732	1.75 to 1.40	0.53	24.61 to 24.17
	2009	42	13.99 to 13.96	592	1.75 to 1.40	0.79	24.89 to 24.45
	2008	52	11.21 to 11.20	588	1.75 to 1.40	1.17	(34.64) to (34.87)

	2007	74	17.22 to 17.13	1,274	1.75 to 1.40	1.62	(3.53) to (3.87)

Small Cap Index Trust Series II	2011	436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	(5.97) to (6.39)
	2010	477	18.12 to 17.43	8,568	1.85 to 1.40	0.29	24.34 to 23.79
	2009	534	14.57 to 14.08	7,710	1.85 to 1.40	0.61	24.59 to 24.03
	2008	584	11.70 to 11.35	6,780	1.85 to 1.40	1.04	(34.76) to (35.05)
	2007	660	17.93 to 17.48	11,758	1.85 to 1.40	0.94	(4.15) to (8.20)

Small Cap Opportunities Trust Series I	2011	55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	(4.51) to (4.84)
	2010	86	21.75 to 21.18	1,864	1.75 to 1.40	0.00	27.87 to 27.42
	2009	83	17.01 to 16.62	1,404	1.75 to 1.40	0.00	32.00 to 31.54
	2008	100	12.89 to 12.63	1,276	1.75 to 1.40	2.29	(42.94) to (43.14)
	2007	128	22.58 to 22.22	2,872	1.75 to 1.40	1.86	(8.95) to (9.27)

Small Cap Opportunities Trust Series II	2011	289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	(4.43) to (5.14)
	2010	258	20.69 to 10.77	5,378	1.90 to 1.15	0.00	27.86 to 26.91
	2009	279	16.30 to 8.42	4,528	1.90 to 1.15	0.00	32.07 to 31.08
	2008	303	12.43 to 6.38	3,770	1.90 to 1.15	2.14	(42.92) to (43.35)
	2007	328	21.95 to 11.17	7,217	1.90 to 1.15	1.54	(8.86) to (7.54)

Small Cap Value Trust Series II	2011	201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	(0.31) to (1.05)
	2010	213	17.76 to 15.00	3,697	1.90 to 1.15	0.15	24.49 to 23.56
	2009	205	14.37 to 12.05	2,847	1.90 to 1.15	0.43	26.92 to 25.97
	2008	244	11.41 to 9.49	2,746	1.90 to 1.15	1.00	(27.11) to (27.66)
	2007	211	15.77 to 13.02	3,258	1.90 to 1.15	0.59	(4.25) to (6.39)

Small Company Value Trust Series I	2011	152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	(2.30) to (2.64)
	2010	179	25.94 to 25.01	4,530	1.75 to 1.40	1.35	19.67 to 19.26
	2009	215	21.75 to 20.90	4,555	1.75 to 1.40	0.38	25.91 to 25.47
	2008	274	17.34 to 16.60	4,625	1.75 to 1.40	0.68	(28.07) to (28.32)
	2007	372	24.19 to 23.08	8,736	1.75 to 1.40	0.15	(2.58) to (2.92)

Small Company Value Trust Series II	2011	560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	(2.33) to (3.05)
	2010	644	19.93 to 13.26	12,957	1.90 to 1.15	1.17	19.77 to 18.88
	2009	721	16.76 to 11.07	12,174	1.90 to 1.15	0.23	26.02 to 25.08
	2008	787	13.40 to 8.78	10,642	1.90 to 1.15	0.47	(28.05) to (28.59)
	2007	978	18.77 to 12.21	18,683	1.90 to 1.15	0.00	(2.54) to (2.78)

Smaller Company Growth Trust Series I	2011	123	14.83 to 14.72	1,827	1.75 to 1.40	0.00	(8.40) to (8.72)
	2010	164	16.19 to 16.12	2,651	1.75 to 1.40	0.00	23.31 to 22.88
	2009	176	13.13 to 13.12	2,310	1.75 to 1.40	0.00	5.03 to 4.98

Smaller Company Growth Trust Series II	2011	164	14.77 to 14.63	2,411	1.85 to 1.40	0.00	(8.58) to (8.99)
	2010	199	16.15 to 16.07	3,214	1.85 to 1.40	0.00	23.12 to 22.56
	2009	202	13.12 to 13.11	2,643	1.85 to 1.40	0.00	4.96 to 4.89

Strategic Income Opportunities Trust Series I	2011	309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26
	2010	400	18.48 to 18.06	7,359	1.75 to 1.40	7.31	1.61 to 1.56

Strategic Income Opportunities Trust Series II	2011	580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to (0.03)
	2010	687	17.86 to 12.70	12,430	1.90 to 1.15	23.27	1.57 to 1.45
	2009	95	16.21 to 15.81	1,517	1.85 to 1.40	6.15	24.68 to 24.12
	2008	85	13.00 to 12.73	1,094	1.85 to 1.40	9.19	(10.04) to (10.44)
	2007	136	14.45 to 14.22	1,943	1.85 to 1.40	1.77	4.06 to 3.59

Total Bond Market Trust A Series II	2011	360	13.21 to 13.12	5,218	2.10 to 1.15	5.36	5.62 to 4.62
	2010	103	12.63 to 12.42	1,348	2.10 to 1.15	3.04	(0.61) to 1.01
	2009	24	13.70 to 12.35	325	1.85 to 1.20	2.06	2.30 to (1.19)
	2008	30	13.49 to 13.39	400	1.85 to 1.40	1.78	4.05 to 3.58
	2007	3	12.97 to 12.93	42	1.85 to 1.40	0.24	3.74 to 3.43

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Total Bond Market Trust A Series NAV	2011	69	$14.50 to $14.22	$991	1.55% to 0.80%	3.71%	6.33% to 5.54%
	2010	49	13.64 to 13.47	661	1.55 to 0.80	4.49	4.99 to 4.20
	2009	13	12.99 to 12.93	172	1.55 to 0.80	6.81	3.94 to 3.43

Total Return Trust Series I	2011	711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11
	2010	868	20.99 to 14.81	18,679	1.75 to 0.80	2.29	6.79 to 5.78
	2009	1,056	19.84 to 13.86	21,410	1.75 to 0.80	3.99	11.62 to 10.41
	2008	1,166	18.54 to 17.78	21,108	1.75 to 1.40	4.56	1.33 to 0.98
	2007	1,411	18.29 to 17.60	25,258	1.75 to 1.40	7.46	6.97 to 6.60

Total Return Trust Series II	2011	1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76
	2010	1,929	17.94 to 16.70	35,302	1.90 to 1.15	2.09	6.18 to 5.38
	2009	2,189	17.03 to 15.73	37,904	1.90 to 1.15	3.93	12.06 to 11.23
	2008	1,984	15.31 to 14.04	30,864	1.90 to 1.15	4.70	1.43 to 0.67
	2007	1,991	15.21 to 13.84	30,752	1.90 to 1.15	7.20	7.03 to 4.90

Total Stock Market Index Trust Series I	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	(1.12) to (1.46)
	2010	42	11.97 to 11.89	496	1.75 to 1.40	1.23	15.57 to 15.17
	2009	55	10.36 to 10.32	564	1.75 to 1.40	1.40	27.08 to 26.63
	2008	76	8.15 to 8.15	620	1.75 to 1.40	1.44	(38.08) to (38.29)
	2007	112	13.21 to 13.17	1,483	1.75 to 1.40	2.10	3.71 to 3.34

Total Stock Market Index Trust Series II	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	(1.23) to (1.67)
	2010	528	15.95 to 15.35	8,253	1.85 to 1.40	1.08	15.26 to 14.75
	2009	603	13.84 to 13.37	8,170	1.85 to 1.40	1.36	26.74 to 26.17
	2008	715	10.92 to 10.60	7,664	1.85 to 1.40	1.31	(38.16) to (38.44)
	2007	809	17.66 to 17.22	14,027	1.85 to 1.40	1.22	3.05 to (2.45)

Ultra Short Term Bond Trust Series I	2011	2	12.39 to 12.27	20	1.55 to 0.80	1.95	(0.67) to (1.41)

Ultra Short Term Bond Trust Series II	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	(0.43) to (2.15)
	2010	81	12.47 to 12.38	1,010	2.10 to 0.35	1.48	(0.23) to (0.95)

Utilities Trust Series I	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80
	2010	107	19.81 to 19.15	2,093	1.75 to 1.40	2.23	12.34 to 11.95
	2009	153	17.63 to 17.11	2,649	1.75 to 1.40	4.94	31.91 to 31.45
	2008	151	13.37 to 13.01	1,985	1.75 to 1.40	2.73	(39.50) to (39.71)
	2007	231	22.10 to 21.59	5,041	1.75 to 1.40	1.93	25.62 to 25.18

Utilities Trust Series II	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63
	2010	178	30.39 to 29.24	5,251	1.85 to 1.40	2.17	12.04 to 11.54
	2009	206	27.13 to 26.21	5,422	1.85 to 1.40	4.70	31.61 to 31.02
	2008	217	20.61 to 20.00	4,346	1.85 to 1.40	2.45	(39.59) to (39.86)
	2007	251	34.12 to 33.26	8,340	1.85 to 1.40	1.61	25.33 to 24.76

Value Trust Series I	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to (0.77)
	2010	181	25.05 to 13.31	4,974	1.75 to 0.80	0.98	21.25 to 20.10
	2009	208	20.86 to 10.98	4,741	1.75 to 0.80	1.31	38.73 to 29.28
	2008	268	17.09 to 15.04	4,384	1.75 to 1.40	0.98	(41.70) to (41.90)
	2007	367	29.30 to 25.88	10,314	1.75 to 1.40	1.32	6.70 to 6.33

Value Trust Series II	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	(0.32) to (1.06)
	2010	202	14.27 to 19.30	3,772	1.90 to 1.15	0.79	20.57 to 19.67
	2009	214	16.13 to 11.84	3,344	1.90 to 1.15	1.14	39.18 to 38.14
	2008	231	11.68 to 8.50	2,622	1.90 to 1.15	0.77	(41.64) to (42.07)
	2007	275	20.16 to 14.57	5,423	1.90 to 1.15	1.03	6.76 to 6.40

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

(*)

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(**)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(***)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A
October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York
November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.
September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc
January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A
January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

*     *     *     *     *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account-Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments.—NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit
24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112,
filed on April 30, 2009.

	(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Specimen Contract: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating, incorporated by reference to Exhibit 24(b)(4)(a) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-146699, filed on April 28, 2008.

	(b)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 4(b)(vi) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.

	(c)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 4(b)(x) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.

	(d)	Form of Specimen Income Plus for Life single-life Rider (BR008Q.07-NY), incorporated by reference to Exhibit 24(b)(4)(d) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

	(e)	Form of Specimen Income Plus for Life single-life Rider (BR008NQ.07-NY), incorporated by reference to Exhibit 24(b)(4)(e) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

	(f)	Form of Specimen Income Plus for Life joint-life Rider (BR009Q.07-NY), incorporated by reference to Exhibit 24(b)(4)(f) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

	(g)	Form of Specimen Income Plus for Life joint-life Rider (BR009NQ.07-NY), incorporated by reference to Exhibit 24(b)(4)(g) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

(5)	(a)	Form of Specimen Application: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating, incorporated by reference to Exhibit 24(b)(5)(a) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-146699, filed on April 28, 2008.

(6)	(a)(i)	Declaration of Intention and Charter of First North American Life Assurance Company— Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(ii)	Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company—Incorporated by reference to Exhibit (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(iii)	Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York—Incorporated by reference to Exhibit (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005—Incorporated by reference to Exhibit (b)(6)(a)(iv) to Form N-4, file number 33-79112, filed May 1, 2007.

	(a)(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006—Incorporated by reference to Exhibit (b)(6)(a)(v) to Form N-4, file number 33-79112, filed May 1, 2007.

	(a)(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to

Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(b)(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

	(b)(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

	(b)	Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company—Incorporated by reference to Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.

	(c)(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

	(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit (9) to Pre-Effective Amendment No. 3 to this registration statement on Form N-4 333- 146590 filed on February 7, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney for, John D. DesPrez, III, Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race, Jr., Rex Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to Exhibit 24(b)(14)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-146699, filed on May 3, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 5 to this Registration Statement, File No 333-146699, filed on August 23, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14) to this Registration Statement, filed on May 2, 2011.

	(d)	Power of Attorney for Marianne Harrison. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF APRIL 9, 2012

Name and Principal Business Address	Position with Depositor
James R. Boyle***	Chairman
James D. Gallagher*	Director and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S.
Investments
Marianne Harrison†	Director
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Jonathan Chiel*	Executive Vice President and General Counsel – John Hancock
Marc Costantini*	Executive Vice President
Michael Doughty††††	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
David Longfritz*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
Lynne Patterson*	Senior Vice President
Craig R. Raymond*	Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Tony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
John E. Brabazon***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF APRIL 9, 2012

Name and Principal Business Address	Position with Depositor
Bob Carroll*	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF APRIL 9, 2012

Name and Principal Business Address	Position with Depositor
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau†	Vice President
Steven Moore**	Vice President
Scott Morin*	Vice President
Curtis Morrison***	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Randy Zipse***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2011 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2012, there were 3 qualified and 9 non-qualified contract of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steven Finch***, Lynne Patterson*, Alan Seghezzi***, Christopher Walker** and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of April, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (Depositor)

By:	/s/ James D. Gallagher
James D. Gallagher Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ James D. Gallagher
James D. Gallagher Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on this 30th day of April, 2012.

Signature	Title

/s/ James D. Gallagher James D. Gallagher	Director and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* James R. Boyle	Chairman

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Marianne Harrison	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* /s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(14)(d)	Power of Attorney for Marianne Harrison